UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07852

USAA Mutual Funds Trust
(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, Building Two, San Antonio, Texas			78256
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-235-8396

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1. Reports to Stockholders.

DECEMBER 31, 2019

Annual Report

USAA Extended Market Index Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Managers' Commentary on the Fund (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	7
Report of Independent Registered Public Accounting Firm	9
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	46
Statement of Operations	47
Statements of Changes in Net Assets	48
Financial Highlights	50
Notes to Financial Statements	52
Supplemental Information (Unaudited)	61
Expense Example	61
Proxy Voting and Portfolio Holdings Information	61
Trustees' and Officers' Information	62
Additional Federal Income Tax Information	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

USAA Mutual Funds Trust (Unaudited)

USAA Extended Market Index Fund

Manager's Commentary

Victory Solutions

Mannik S. Dhillon, CFA, CAIA

Wasif A. Latif

•  What where the market conditions during the reporting period?

The broad U.S. equity market as measured by the S&P 500® Index registered a very strong return for 2019, outpacing the return of the Wilshire 4500 Completion IndexSM (the "Benchmark Index") despite a few trade war related scares in the middle of the year. The market staged a strong fourth quarter to end the year and continued the longest bull market on record. U.S. equity securities surged during the year, aided by clear messaging from the U.S. Federal Reserve (the "Fed") of a continued accommodative stance along with additional liquidity in the overnight interbank lending market. Indications of continued U.S. economic growth led by the consumer, as well as improvement in economic activity overseas, boosted investor confidence. This confluence of a stable economic environment, an accommodative Fed, and a resolution in sight for the trade war helped push stocks higher throughout the year.

•  How did the USAA Extended Market Index Fund (the "Fund") perform during the reporting period?

Against this backdrop, the Fund posted a strong total return of 27.94% for the reporting period ended December 31, 2019, while its Benchmark Index posted a return of 28.05%.

•  Please describe sector performance during the reporting period

During the year, in terms of sector returns within the Benchmark Index, information technology stocks were the highlight performers, while communications services and consumer discretionary also were strong contributors. Energy stocks trailed the rest of the market through this period.

Thank you for the opportunity to help you with your investment needs.

Effective July 1, 2019, the Wilshire 4500 Completion Index replaced the Dow Jones U.S. Completion Total Stock Market Index as the Fund's primary broad-based securities market index in connection with a change in the Fund's investment objective.

USAA Mutual Funds Trust (Unaudited)

USAA Extended Market Index Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	10/27/00
	Net Asset Value	Wilshire 4500 Completion Index[1]	Dow Jones U.S. Completion Total Stock Market Index[2]
One Year	27.94%	28.05%	27.94%
Five Year	8.61%	9.51%	8.84%
Ten Year	12.37%	13.08%	12.72%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Mutual Funds Trust (Unaudited)

USAA Extended Market Index Fund

Investment Overview (continued)

USAA Extended Market Index Fund — Growth of $10,000

1The Wilshire 4500 Completion Index is a market cap-weighted index consisting of the small and mid-cap companies in the U.S. equity market. The Index consists of securities within the Wilshire 5000 Total Market Index (Parent Index) after eliminating the companies included in the S&P 500 Index. The Parent Index measures performance of all U.S. equity securities with readily available price data. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund.

•Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.

USAA Mutual Funds Trust USAA Extended Market Index Fund	December 31, 2019

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Wilshire 4500 Completion IndexSM.

Top 10 Holdings*

12/31/19

(% of Net Assets)

Tesla, Inc.	1.2%
The Blackstone Group, Inc., Class A	0.8%
Uber Technologies, Inc.	0.6%
Palo Alto Networks, Inc.	0.5%
Liberty Broadband Corp., Class A	0.5%
CoStar Group, Inc.	0.4%
Splunk, Inc.	0.4%
Dexcom, Inc.	0.4%
Seattle Genetics, Inc.	0.4%
Markel Corp.	0.3%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

USAA Mutual Funds Trust USAA Extended Market Index Fund (continued)	December 31, 2019

  (Unaudited)

Sector Allocation*:

12/31/19
(% of Net Assets)

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Extended Market Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Extended Market Index Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (4.2%):
Altice USA, Inc., Class A (a)	11,546	$316
AMC Networks, Inc., Class A (a)	7,037	278
ANGI Homeservices, Inc., Class A (a) (b)	14,592	124
Atn International, Inc.	2,528	140
Boingo Wireless, Inc. (a)	8,659	95
Cable One, Inc.	684	1,018
Cardlytics, Inc. (a)	3,488	219
Care.com, Inc. (a)	7,677	115
Cargurus, Inc. (a)	2,070	73
Cars.com, Inc. (a)	12,931	158
Cinemark Holdings, Inc.	17,553	594
Clear Channel Outdoor Holdings, Inc. (a)	33,406	96
Cogent Communications Holdings, Inc.	7,193	473
Entercom Communications Corp., Class A	31,277	145
Gannett Co., Inc. (b)	17,758	113
GCI Liberty, Inc., Class A (a)	14,715	1,043
Glu Mobile, Inc. (a)	26,936	163
Gray Television, Inc. (a)	13,312	285
InterActive Corp. (a)	10,805	2,692
Iridium Communications, Inc. (a)	19,432	479
John Wiley & Sons, Inc., Class A	5,940	288
Liberty Broadband Corp., Class A (a)	28,518	3,551
Liberty Media Corp.-Liberty Formula One (a)	33,105	1,449
Liberty Media Corp-Liberty Braves, Class A (a)	9,866	293
Liberty Media Corp-Liberty SiriusXM, Class A (a)	46,495	2,248
Liberty TripAdvisor Holdings, Inc. (a)	12,802	94
Lions Gate Entertainment (a)	23,061	229
Live Nation Entertainment, Inc. (a)	24,094	1,721
Loral Space & Communications, Inc. (a)	5,431	176
Match Group, Inc. (a) (b)	5,272	433
Meredith Corp.	5,910	192
MSG Networks, Inc., Class A (a)	9,573	167
National CineMedia, Inc.	16,381	119
Nexstar Media Group, Inc., Class A	7,588	890
Pinterest, Inc. (a)	13,753	256
QuinStreet, Inc. (a)	7,981	122
Scholastic Corp.	5,887	226
Shenandoah Telecommunications Co.	9,855	410
Sinclair Broadcast Group, Inc., Class A	9,916	331
Sirius XM Holdings, Inc. (b)	229,107	1,638
Snap, Inc. (a)	141,955	2,318
Sprint Corp. (a)	120,452	628
TechTarget, Inc. (a)	4,265	111
TEGNA, Inc.	34,553	577
Telephone & Data Systems, Inc.	16,686	424
The E.W. Scripps Co., Class A	11,271	177
The Madison Square Garden Co. (a)	3,282	966
The Marcus Corp.	3,703	118

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The New York Times Co.	18,750	$603
United States Cellular Corp. (a)	4,280	155
Vonage Holdings Corp. (a)	40,621	301
World Wrestling Entertainment, Inc., Class A (b)	5,842	379
Yelp, Inc. (a)	10,967	382
Zayo Group Holdings, Inc. (a)	36,958	1,281
Zillow Group, Inc. (a) (b)	15,583	716
Zynga, Inc., Class A (a)	143,276	877
		33,465
Consumer Discretionary (10.6%):
1-800-Flowers.com, Inc., Class A (a)	7,014	102
Aaron's, Inc.	9,836	562
Abercrombie & Fitch Co.	10,654	184
Acushnet Holdings Corp.	7,781	253
Adtalem Global Education, Inc. (a)	9,002	315
American Axle & Manufacturing Holdings, Inc. (a)	19,085	205
American Eagle Outfitters, Inc.	27,225	400
America's Car-Mart, Inc. (a)	1,131	124
Aramark	32,712	1,420
Asbury Automotive Group, Inc. (a)	2,721	304
At Home Group, Inc. (a)	10,197	56
Autoliv, Inc. (b)	14,455	1,220
AutoNation, Inc. (a)	9,253	450
Bed Bath & Beyond, Inc.	17,105	296
Big Lots, Inc.	6,070	174
BJ's Restaurants, Inc.	3,404	129
Bloomin' Brands, Inc.	13,025	287
Boot Barn Holdings, Inc. (a)	4,303	192
Boyd Gaming Corp.	13,297	398
Bright Horizons Family Solutions, Inc. (a)	9,098	1,368
Brinker International, Inc.	4,859	204
Brunswick Corp.	14,457	866
Burlington Stores, Inc. (a)	9,379	2,138
Caesars Entertainment Corp. (a)	113,186	1,539
Caleres, Inc.	7,935	188
Callaway Golf Co.	15,414	327
Career Education Corp. (a)	12,368	227
Carter's, Inc.	6,694	733
Carvana Co. (a) (b)	2,044	188
Cavco Industries, Inc. (a) (b)	1,333	260
Century Communities, Inc. (a)	4,486	123
Chegg, Inc. (a)	16,990	644
Chewy, Inc. (a) (b)	9,984	290
Chico's FAS, Inc.	21,697	83
Choice Hotels International, Inc.	7,372	762
Churchill Downs, Inc.	6,219	853
Chuy's Holdings, Inc. (a)	3,267	85
Columbia Sportswear Co.	6,485	650
Cooper Tire & Rubber Co.	7,791	224
Core-Mark Holding Co., Inc.	7,852	213

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cracker Barrel Old Country Store, Inc. (b)	3,673	$565
Crocs, Inc. (a)	11,157	467
Dana, Inc.	23,388	426
Dave & Buster's Entertainment, Inc.	4,722	190
Deckers Outdoor Corp. (a)	4,214	712
Denny's Corp. (a)	9,200	183
Designer Brands, Inc. (b)	10,396	164
Dick's Sporting Goods, Inc.	10,825	536
Dillard's, Inc., Class A (b)	3,640	267
Dine Brands Global, Inc.	2,475	207
Domino's Pizza, Inc. (b)	6,669	1,959
Dorman Products, Inc. (a)	4,400	333
Dunkin' Brands Group, Inc.	12,096	914
Ethan Allen Interiors, Inc.	4,996	95
Etsy, Inc. (a)	20,573	911
Extended Stay America, Inc.	32,733	486
Five Below, Inc. (a)	9,096	1,163
Floor & Decor Holdings, Inc., Class A (a)	14,453	734
Foot Locker, Inc.	18,841	735
Fox Factory Holding Corp. (a)	5,490	382
Frontdoor, Inc. (a)	13,371	634
GameStop Corp., Class A (b)	15,088	92
Genesco, Inc. (a)	2,955	142
Gentex Corp.	40,580	1,176
Gentherm, Inc. (a)	4,463	198
G-III Apparel Group Ltd. (a)	7,966	267
GoPro, Inc., Class A (a) (b)	24,346	106
Graham Holdings Co., Class B	684	437
Grand Canyon Education, Inc. (a)	7,704	738
Green Brick Partners, Inc. (a)	11,378	131
Group 1 Automotive, Inc.	2,988	299
Groupon, Inc. (a)	96,404	230
GrubHub, Inc. (a) (b)	12,809	623
Guess?, Inc.	5,948	133
Helen of Troy Ltd. (a)	3,529	634
Hilton Grand Vacations, Inc. (a)	12,840	442
Houghton Mifflin Harcourt Co. (a)	26,943	168
Hudson Ltd., Class A (a)	10,593	162
Hyatt Hotels Corp., Class A	3,521	316
Installed Building Products, Inc. (a)	3,607	248
iRobot Corp. (a) (b)	3,579	181
Jack in the Box, Inc.	4,074	318
Johnson Outdoors, Inc., Class A	1,812	139
K12, Inc. (a)	7,684	156
KB Home	11,275	386
Kontoor Brands, Inc.	9,276	389
Laureate Education, Inc. (a)	8,073	142
La-Z-Boy, Inc.	7,832	247
LCI Industries	4,136	443
Lear Corp.	9,763	1,340

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Levi Strauss & Co., Class A (b)	7,540	$145
Lithia Motors, Inc.	3,498	514
M/I Homes, Inc. (a)	4,068	160
Malibu Boats, Inc., Class A (a)	3,755	154
MarineMax, Inc. (a)	5,811	97
Marriott Vacations Worldwide Corp.	7,279	937
Mattel, Inc. (a) (b)	37,950	514
MDC Holdings, Inc.	9,156	349
Meritage Homes Corp. (a)	5,743	351
Modine Manufacturing Co. (a)	11,856	91
Monarch Casino & Resort, Inc. (a)	2,906	141
Monro, Inc	4,722	369
Murphy USA, Inc. (a)	4,927	576
National Vision Holdings, Inc. (a)	10,837	351
Office Depot, Inc.	91,700	251
Ollie's Bargain Outlet Holdings, Inc. (a)	8,332	545
Oxford Industries, Inc.	3,115	235
Papa John's International, Inc.	3,442	217
Peloton Interactive, Inc., Class A (a) (b)	6,581	187
Penn National Gaming, Inc. (a) (b)	18,278	467
Penske Automotive Group, Inc.	6,847	344
Planet Fitness, Inc., Class A (a)	13,556	1,012
Polaris, Inc.	7,951	809
Pool Corp.	6,697	1,423
Quotient Technology, Inc. (a)	13,823	136
Qurate Retail, Inc., Class A (a)	74,168	625
Red Rock Resorts, Inc., Class A	11,370	272
Regis Corp. (a)	7,288	130
Rent-A-Center, Inc.	7,821	226
RH Corp. (a) (b)	1,994	426
Roku, Inc. (a) (b)	3,178	426
Ruth's Hospitality Group, Inc.	6,390	139
Sally Beauty Holdings, Inc. (a)	13,845	253
Scientific Games Corp. (a)	8,149	218
Seaworld Entertainment, Inc. (a) (b)	9,005	286
Service Corp. International	27,048	1,246
Servicemaster Global Holdings, Inc. (a)	18,491	715
Shake Shack, Inc., Class A (a) (b)	2,886	172
Shutterstock, Inc. (a)	3,610	155
Signet Jewelers Ltd.	8,522	185
Six Flags Entertainment Corp.	12,008	542
Skechers USA, Inc., Class A (a)	16,558	715
Skyline Champion Corp. (a)	8,309	263
Sleep Number Corp. (a)	3,648	180
Sonic Automotive, Inc., Class A	3,237	100
Sonos, Inc. (a)	11,843	185
Stamps.com, Inc. (a)	2,559	214
Standard Motor Products, Inc.	3,347	178
Steven Madden Ltd.	12,641	544
Stoneridge, Inc. (a)	4,836	142

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Strategic Education, Inc.	3,059	$486
Sturm Ruger & Co., Inc.	3,252	153
Taylor Morrison Home Corp., Class A (a)	13,701	300
Tempur Sealy International, Inc. (a) (b)	6,660	580
Tenneco, Inc., Class A	11,050	145
Tesla, Inc. (a)	21,791	9,116
Texas Roadhouse, Inc.	9,992	563
The Buckle, Inc. (b)	4,242	115
The Cheesecake Factory, Inc.	5,986	233
The Children's Place, Inc. (b)	2,285	143
The Goodyear Tire & Rubber Co.	38,315	596
The Michaels Cos., Inc. (a)	16,960	137
The RealReal, Inc. (a) (b)	6,466	122
The Wendy's Co.	37,645	836
Thor Industries, Inc.	9,268	689
Toll Brothers, Inc.	19,168	758
TopBuild Corp. (a)	5,150	531
TRI Pointe Group, Inc. (a)	19,344	301
Tupperware Brands Corp.	11,178	96
Unifi, Inc. (a)	4,562	115
Universal Electronics, Inc. (a)	2,506	131
Urban Outfitters, Inc. (a)	9,421	262
Vail Resorts, Inc.	6,276	1,505
Veoneer, Inc. (a)	22,123	346
Vista Outdoor, Inc. (a)	11,192	84
Visteon Corp. (a)	3,427	297
Wayfair, Inc. (a) (b)	8,231	744
William Lyon Homes, Class A (a)	6,016	120
Williams-Sonoma, Inc.	8,620	633
Wingstop, Inc.	4,661	402
Winmark Corp.	713	141
Winnebago Industries, Inc.	4,326	229
Wolverine World Wide, Inc.	14,409	486
WW International, Inc. (a)	7,732	295
Wyndham Destinations, Inc.	15,468	800
Wyndham Hotels & Resorts, Inc.	16,016	1,006
YETI Holdings, Inc. (a) (b)	6,032	210
Zumiez, Inc. (a)	3,534	122
		84,122
Consumer Staples (2.8%):
Avon Products, Inc.	63,933	360
B&G Foods, Inc. (b)	10,053	180
BellRing Brands, Inc., Class A (a)	6,947	148
Beyond Meat, Inc. (a) (b)	7,973	603
BJ's Wholesale Club Holdings, Inc. (a) (b)	14,036	319
Bunge Ltd.	23,525	1,354
Calavo Growers, Inc.	2,932	266
Cal-Maine Foods, Inc.	4,539	194
Casey's General Stores, Inc.	5,057	803
Central Garden & Pet Co., Class A (a)	5,659	166

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Coca-Cola Consolidated, Inc.	708	$201
Darling Ingredients, Inc. (a)	22,687	637
Edgewell Personal Care Co. (a)	8,743	271
elf Beauty, Inc. (a)	5,582	90
Energizer Holdings, Inc.	8,286	416
Flowers Foods, Inc.	31,111	676
Fresh Del Monte Produce, Inc.	5,567	195
Freshpet, Inc. (a)	5,965	352
Grocery Outlet Holding Corp. (a)	5,849	190
Herbalife Ltd. (a)	22,124	1,055
HF Foods Group, Inc., Class A (a) (b)	7,431	145
Hostess Brands, Inc. (a)	10,990	160
Ingles Markets, Inc., Class A	2,422	115
Ingredion, Inc.	10,868	1,010
Inter Parfums, Inc.	2,759	201
J&J Snack Foods Corp.	2,418	446
John B Sanfilippo & Son, Inc.	1,392	127
Keurig Dr Pepper, Inc.	47,467	1,374
Lancaster Colony Corp.	3,249	520
Medifast, Inc. (b)	1,894	208
MGP Ingredients, Inc. (b)	2,582	125
National Beverage Corp. (a) (b)	3,206	164
Nu Skin Enterprises, Inc., Class A	9,489	388
Performance Food Group Co. (a)	14,592	751
Pilgrim's Pride Corp. (a)	10,411	341
Post Holdings, Inc. (a)	10,951	1,194
PriceSmart, Inc.	3,153	224
Primo Water Corp. (a)	7,928	89
Rite AID Corp. (a) (b)	9,807	152
Sanderson Farms, Inc.	2,990	527
Seaboard Corp.	46	196
SpartanNash Co.	7,837	112
Spectrum Brands Holdings, Inc.	7,205	464
Sprouts Farmers Markets, Inc. (a)	16,336	316
The Andersons, Inc.	6,709	170
The Boston Beer Co., Inc., Class A (a)	1,080	408
The Chefs' Warehouse, Inc. (a)	4,055	155
The Hain Celestial Group, Inc. (a)	17,295	449
The Simply Good Foods Co. (a)	12,110	346
Tootsie Roll Industries, Inc. (b)	3,643	124
TreeHouse Foods, Inc. (a)	6,580	319
Universal Corp.	4,204	240
US Foods Holding Corp. (a)	35,139	1,471
USANA Health Sciences, Inc. (a)	2,224	175
Vector Group Ltd.	20,357	272
WD-40 Co.	1,805	350
Weis Markets, Inc.	3,701	150
		22,454

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (2.4%):
Antero Midstream Corp. (b)	51,480	$391
Antero Resources Corp. (a)	56,664	161
Apergy Corp. (a)	14,865	503
Arch Coal, Inc., Class A	2,292	164
Archrock, Inc.	22,002	221
Cactus, Inc.	4,356	149
California Resources Corp. (a) (b)	11,434	103
Callon Petroleum Co. (a)	76,231	368
Centennial Resource Development, Inc., Class A (a)	56,644	262
Cheniere Energy, Inc. (a)	43,044	2,628
Chesapeake Energy Corp. (a) (b)	279,091	230
CNX Resources Corp. (a)	33,523	297
Comstock Resources, Inc. (a) (b)	14,622	120
Continental Resources, Inc.	17,805	611
Delek US Holdings, Inc.	11,340	380
Denbury Resources, Inc. (a)	86,415	122
Dorian LPG Ltd. (a)	9,466	147
Dril-Quip, Inc. (a)	5,681	266
Energy Transfer LP	7,108	91
EQT Corp.	42,371	462
Equitrans Midstream Corp. (b)	28,032	375
Green Plains, Inc.	7,227	112
Helix Energy Solutions Group, Inc. (a)	26,974	260
Jagged Peak Energy, Inc. (a)	17,606	149
Magnolia Oil & Gas Corp. (a)	22,276	280
Matador Resources Co. (a)	21,064	379
Murphy Oil Corp.	19,778	530
Nabors Industries Ltd.	70,094	202
Newpark Resources, Inc. (a)	17,897	112
Nextdecade Corp. (a)	23,274	143
Nextier Oilfield Solutions, Inc. (a)	32,580	218
Northern Oil And Gas, Inc. (a)	61,640	144
Oasis Petroleum, Inc. (a)	54,176	177
Oceaneering International, Inc. (a)	17,873	266
Oil States International, Inc. (a)	10,723	175
Parker Drilling Co. (a)	4,135	93
Parsley Energy, Inc., Class A	49,341	933
Patterson-UTI Energy, Inc.	37,880	398
PBF Energy, Inc., Class A	16,290	511
PDC Energy, Inc. (a)	10,601	277
Peabody Energy Corp. (b)	16,624	152
Penn Virginia Corp. (a)	3,683	112
Propetro Holding Corp. (a) (b)	15,642	176
QEP Resources, Inc.	45,615	205
Range Resources Corp. (b)	45,523	221
Renewable Energy Group, Inc. (a)	6,976	188
SEACOR Holdings, Inc. (a)	3,670	158
Select Energy Services, Inc. (a)	14,080	131
SFL Corp., Ltd.	15,033	219

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SM Energy Co.	18,772	$211
Southwestern Energy Co. (a)	89,121	216
SRC Energy, Inc. (a)	40,240	166
Talos Energy, Inc. (a)	5,917	178
Targa Resources Corp.	39,290	1,604
Tellurian, Inc. (a)	24,500	178
Tidewater, Inc. (a)	9,260	179
W&T Offshore, Inc. (a)	21,590	120
Whiting Petroleum Corp. (a) (b)	15,191	112
World Fuel Services Corp. (c)	9,939	432
WPX Energy, Inc. (a)	73,102	1,004
		19,372
Financials (18.4%):
1st Source Corp.	4,509	234
AG Mortgage Investment Trust, Inc.	6,786	105
Agnc Investment Corp.	84,796	1,500
Alleghany Corp. (a)	2,279	1,822
Allegiance Bancshares, Inc. (a) (b)	4,874	183
Ally Financial, Inc.	61,634	1,885
American Equity Investment Life Holding Co.	15,779	472
American Financial Group, Inc.	12,441	1,364
American National Bankshares, Inc.	3,218	127
American National Insurance Co.	4,036	475
Ameris Bancorp	11,561	492
AMERISAFE, Inc.	3,469	229
Annaly Capital Management, Inc.	238,471	2,247
Anworth Mortgage Asset Corp.	29,321	103
Apollo Commercial Real Estate Finance, Inc.	21,068	385
Apollo Investment Corp.	15,134	264
Arbor Realty Trust, Inc.	15,704	225
Arch Capital Group Ltd. (a)	52,164	2,237
Ares Capital Corp.	73,890	1,378
Ares Commercial Real Estate Corp.	6,763	107
Ares Management Corp., Class A	16,463	588
Argo Group International Holdings Ltd.	6,041	397
Armour Residential REIT, Inc.	9,842	176
Arrow Financial Corp.	3,863	146
Artisan Partners Asset Management, Inc., Class A	7,501	242
Assetmark Financial Holdings, Inc. (a)	5,224	152
Associated Bancorp, Class A	26,305	580
Assured Guaranty Ltd.	16,302	799
Atlantic Union Bankshares Corp.	14,843	557
AXA Equitable Holdings, Inc.	52,694	1,306
Axis Capital Holdings Ltd.	13,282	789
Axos Financial, Inc. (a)	9,527	288
Banc of California, Inc.	9,642	166
BancFirst Corp.	4,207	263
BancorpSouth Bank	16,899	531
Bank of Hawaii Corp.	5,839	556
Bank of Marin Bancorp	2,844	128

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Bank OZK, Class A	21,918	$669
BankUnited, Inc.	15,308	560
Banner Corp.	5,761	326
Bar Harbor Bankshares	4,265	108
Barings BDC, Inc. (b)	14,775	152
Berkshire Hills Bancorp, Inc.	8,514	280
BGC Partners, Inc., Class A	46,807	278
BlackRock Capital Investment Corp.	17,752	88
BlackRock TCP Capital Corp.	10,327	145
Blackstone Mortgage Trust, Inc., Class A	21,860	814
Blucora, Inc. (a)	8,499	222
BOK Financial Corp.	6,595	576
Boston Private Financial Holdings, Inc.	15,544	187
Bridge Bancorp, Inc.	5,308	178
Brighthouse Financial, Inc. (a)	17,973	705
Brookline Bancorp, Inc., Class A	14,257	235
Brown & Brown, Inc.	38,415	1,517
Bryn Mawr Bank Corp.	5,103	210
Byline Bancorp, Inc., Class A	6,991	137
Cadence Bancorp	22,307	404
Cambridge Bancorp, Class A (b)	1,126	90
Camden National Corp.	3,711	171
Capital City Bank Group, Inc.	3,438	105
Capitol Federal Financial, Inc.	18,864	259
Capstead Mortgage Corp.	17,851	141
Cathay General Bancorp	12,825	488
CBTX, Inc., Class A	5,544	173
Centerstate Banks, Inc.	21,134	528
Central Pacific Financial Corp.	4,668	138
Chimera Investment Corp.	30,443	626
CIT Group, Inc.	15,696	716
Citizens & Northern Corp.	3,546	100
City Holding Co.	3,079	252
Civista Bancshares, Inc.	4,196	101
CNA Financial Corp.	5,537	248
CNB Financial Corp., Class A	4,524	148
CNO Financial Group, Inc.	27,067	491
Cohen & Steers, Inc.	4,487	282
Colony Credit Real Estate, Inc.	19,530	257
Columbia Banking System, Inc.	11,337	461
Columbia Financial, Inc. (a)	9,786	166
Commerce Bancshares, Inc., Class C	16,612	1,128
Community Bank System, Inc.	8,072	573
Community Trust Bancorp, Inc., Class A	4,328	202
Connectone Bancorp, Inc., Class A	6,748	174
Cowen, Inc., Class A (a)	5,232	82
Credit Acceptance Corp. (a)	2,544	1,126
Cullen/Frost Bankers, Inc.	9,352	914
Customers Bancorp, Inc., Class A (a)	6,138	146
CVB Financial Corp.	22,284	481

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dime Community Bancshares, Inc.	5,125	$107
Eagle Bancorp, Inc.	6,290	306
East West Bancorp, Inc.	24,538	1,194
Eaton Vance Corp.	18,340	856
eHealth, Inc. (a)	3,283	315
Ellington Financial, Inc.	4,711	86
Employers Holdings, Inc.	5,803	242
Encore Capital Group, Inc. (a)	2,696	95
Enova International, Inc. (a)	6,351	153
Enstar Group Ltd. (a)	2,458	508
Enterprise Financial Services Corp.	5,521	266
Equus Total Return, Inc. (a)	1,196	2
Erie Indemnity Co., Class A	3,675	610
Evercore, Inc.	6,466	483
FactSet Research Systems, Inc.	6,124	1,643
FB Financial Corp.	3,403	135
FBL Financial Group, Inc., Class A	5,727	337
Federal Agricultural Mortgage Corp.	1,887	158
Federal Home Loan Mortgage Corp. (a)	120,046	361
Federal National Mortgage Association (a) (b)	217,440	678
Federated Investors, Inc., Class B	12,337	402
Fidelity National Financial, Inc., Class A	42,772	1,940
Financial Institutions, Inc.	3,998	128
First American Financial Corp.	17,213	1,004
First Bancorp, Inc.	32,215	341
First Bancorp, Inc., Class A	5,826	233
First Busey Corp.	11,287	310
First Citizens BancShares, Inc., Class A	1,330	708
First Commonwealth Financial Corp.	19,976	290
First Defiance Financial Corp.	3,625	114
First Financial Bancorp	16,138	411
First Financial Bankshares, Inc. (b)	20,768	729
First Financial Corp., Class A	3,019	138
First Hawaiian, Inc.	19,314	557
First Horizon National Corp.	41,651	690
First Internet Bancorp	3,579	85
First Interstate BancSystem, Inc., Class A	5,209	218
First Merchants Corp.	10,281	428
First Midwest Bancorp, Inc.	18,644	430
FirstCash, Inc., Class A	6,777	546
Flagstar Bancorp, Inc., Class A	6,039	231
Flushing Financial Corp.	6,100	132
FNB Corp.	50,569	642
Focus Financial Partners, Inc. (a)	4,379	129
Franklin Financial Network, Inc.	3,252	112
FS KKR Capital Corp.	90,529	555
Fulton Financial Corp.	24,523	427
Genworth Financial, Inc., A (a)	80,720	355
German American Bancorp, Inc., Class A	5,864	209
Glacier Bancorp, Inc.	13,807	635

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Goldman Sachs BDC, Inc.	9,544	$203
Golub Capital BDC, Inc.	25,239	466
Granite Point Mortgage Trust, Inc.	7,647	141
Great Southern Bancorp, Inc., Class A	3,015	191
Great Western Bancorp, Inc.	9,010	313
Green Dot Corp. (a)	9,291	216
Hamilton Lane, Inc.	2,734	163
Hancock Whitney Corp., Class B	15,194	667
Hanmi Financial Corp.	6,428	129
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	11,241	362
HarborOne Bancorp, Inc. (a)	9,352	103
Heartland Financial USA, Inc.	7,166	356
Hercules Capital, Inc.	18,892	265
Heritage Commerce Corp.	10,652	137
Heritage Financial Corp.	6,062	172
Heritage Insurance Holdings, Inc.	6,313	84
Hilltop Holdings, Inc.	13,754	343
Home BancShares, Inc.	25,734	506
Homestreet, Inc. (a)	4,516	154
Hope Bancorp, Inc.	20,707	308
Horace Mann Educators Corp.	7,014	306
Horizon Bancorp, Inc., Class A	9,306	177
Houlihan Lokey, Inc.	3,316	162
IBERIABANK Corp.	8,324	623
Independent Bank Corp.	4,592	104
Independent Bank Corp.	5,773	481
Independent Bank Group, Inc. (b)	6,626	367
Interactive Brokers Group, Inc.	8,476	395
International Bancshares Corp.	10,578	456
International Fcstone, Inc., Class A (a)	3,168	155
Invesco Mortgage Capital, Inc.	19,192	320
Investors Bancorp, Inc., Class A	43,471	518
Jefferies Financial Group, Inc.	46,853	1,001
Kearny Financial Corp.	11,607	161
Kemper Corp.	11,286	875
Kinsale Capital Group, Inc.	3,773	384
KKR Real Estate Finance Trust, Inc.	7,853	160
Ladder Capital Corp.	11,386	205
Lakeland Bancorp, Inc., Class A	10,974	191
Lakeland Financial Corp.	5,712	279
Legg Mason, Inc.	13,427	482
LendingTree, Inc. (a)	1,080	328
Live Oak Bancshares, Inc.	7,661	146
LPL Financial Holdings, Inc.	13,058	1,205
Macatawa Bank Corp.	8,522	95
Main Street Capital Corp. (b)	11,578	499
Markel Corp. (a)	2,358	2,697
MBIA, Inc. (a)	17,204	160
Mercantile Bank Corp.	4,021	147
Mercury General Corp.	5,377	262

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Meridian Bancorp, Inc.	7,486	$150
Meta Financial Group, Inc.	6,519	238
MFA Financial, Inc.	60,188	460
MGIC Investment Corp.	61,414	869
Midland States BanCorp, Inc.	5,796	168
MidWestOne Financial Group, Inc.	4,280	155
Moelis & Co., Class A	5,316	170
Morningstar, Inc.	3,877	587
Mutualfirst Financial, Inc.	2,886	114
National Bank Holdings Corp.	4,859	171
National General Holdings Corp.	13,723	303
National Western Life Group, Inc., Class A	396	115
Navient Corp.	35,391	484
NBT Bancorp, Inc.	8,118	329
Nelnet, Inc., Class A	3,727	217
New Mountain Finance Corp.	15,159	208
New Residential Investment Corp.	66,731	1,075
New York Community Bancorp, Inc.	65,587	788
New York Mortgage Trust, Inc.	31,179	194
Newtek Business Services Corp.	4,844	110
NMI Holdings, Inc., Class A (a) (b)	11,226	372
Northfield Bancorp, Inc.	8,933	152
Northrim Bancorp, Inc.	2,193	84
Northwest Bancshares, Inc.	14,820	246
Oaktree Specialty Lending Corp.	23,243	127
Oceanfirst Financial Corp.	8,880	227
OFG Bancorp	7,593	179
Old National Bancorp (b)	28,232	516
Old Republic International Corp.	47,964	1,073
Old Second Bancorp, Inc.	7,730	104
Onemain Holdings, Inc.	15,384	648
Origin Bancorp, Inc.	4,417	167
Oxford Square Capital Corp.	21,842	119
Pacific Premier Bancorp, Inc.	9,619	314
PacWest Bancorp	19,215	735
Park National Corp.	3,403	348
Peapack-Gladstone Financial Corp.	3,442	106
PennantPark Floating Rate Capital Ltd.	9,322	114
Pennantpark Investment Corp.	19,793	129
Pennymac Financial Services	8,990	306
Pennymac Mortgage Investment Trust	14,331	319
Peoples Bancorp, Inc.	4,790	166
People's Utah Bancorp	4,150	125
Pinnacle Financial Partners, Inc.	12,520	801
Piper Jaffray Co.	2,457	196
Popular, Inc.	13,931	818
PRA Group, Inc. (a)	6,260	227
Preferred Bank	2,277	137
Primerica, Inc.	5,691	743
ProAssurance Corp.	9,253	334

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Prosight Global, Inc. (a)	6,252	$101
Prospect Capital Corp. (b)	55,699	359
Prosperity Bancshares, Inc.	14,333	1,030
Provident Financial Services, Inc.	10,426	257
QCR Holdings, Inc.	3,359	147
Radian Group, Inc.	31,423	790
Ready Capital Corp.	11,041	170
Redwood Trust, Inc.	16,541	274
Reinsurance Group of America, Inc.	9,809	1,599
RenaissanceRe Holdings Ltd.	6,644	1,303
Renasant Corp.	11,241	398
Republic Bancorp, Inc.	2,902	136
RLI Corp.	7,505	676
S&T Bancorp, Inc.	5,940	239
Safety Insurance Group, Inc.	2,475	229
Sandy Spring Bancorp, Inc.	5,986	227
Santander Consumer USA Holdings, Inc.	18,879	441
Seacoast Banking Corp. of Florida (a)	8,537	261
SEI Investments Co.	25,382	1,662
Selective Insurance Group, Inc.	9,393	612
ServisFirst Bancshares, Inc. (b)	9,535	359
Sierra Bancorp	3,808	111
Signature Bank	8,087	1,104
Simmons First National Corp., Class A (b)	15,696	420
SLM Corp.	65,549	584
Solar Capital Ltd.	7,166	148
South State Corp.	5,910	513
Southern First Bancshares, Inc. (a)	2,064	88
Southern National Bancorp of Virginia, Inc.	4,905	80
Southside Bancshares, Inc.	6,428	239
Starwood Property Trust, Inc.	46,669	1,160
State Auto Financial Corp.	3,724	116
Sterling Bancorp	31,842	671
Stewart Information Services Corp.	4,250	173
Stifel Financial Corp.	11,217	680
Stock Yards Bancorp, Inc.	4,608	189
Synovus Financial Corp.	24,416	957
TCF Financial Corp.	26,244	1,227
TCG BDC, Inc.	12,778	171
TD Ameritrade Holding Corp.	39,441	1,960
Texas Capital Bancshares, Inc. (a)	8,240	468
TFS Financial Corp.	10,358	204
The Bancorp, Inc. (a)	12,094	157
The Blackstone Group, Inc., Class A	117,039	6,548
The First of Long Island Corp.	4,958	124
The Hanover Insurance Group, Inc.	6,039	825
Tompkins Financial Corp.	2,765	253
Towne Bank	12,947	360
TPG RE Finance Trust, Inc.	9,917	201
TPG Specialty Lending, Inc.	10,118	217

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tradeweb Markets, Inc., Class A	7,279	$337
Trico Bancshares	5,090	208
Tristate Capital Holdings, Inc. (a)	5,308	139
Triumph Bancorp, Inc. (a)	4,874	185
Trupanion, Inc. (a) (b)	6,123	229
TrustCo Bank Corp.	19,230	167
Trustmark Corp.	8,621	298
Two Harbors Investment Corp.	45,535	666
UMB Financial Corp.	6,016	413
Umpqua Holdings Corp.	32,816	581
United Bankshares, Inc. (b)	16,495	638
United Community Banks, Inc.	13,465	416
United Community Financial Corp.	9,124	106
United Fire Group, Inc.	4,364	191
United Insurance Holdings Corp.	7,127	90
Universal Insurance Holdings, Inc.	6,427	180
Univest Financial Corp.	6,298	169
Valley National Bancorp	57,492	658
Veritex Holdings, Inc.	8,301	242
Virtu Financial, Inc.	5,909	94
Virtus Investment Partners, Inc.	1,211	147
Voya Financial, Inc.	20,738	1,265
Waddell & Reed Financial, Inc., Class A (b)	11,622	194
Walker & Dunlop, Inc.	5,620	364
Washington Federal, Inc.	12,376	454
Washington Trust Bancorp, Inc.	3,397	183
Webster Financial Corp.	14,576	778
WesBanco, Inc.	9,779	370
West Bancorp, Inc.	4,103	105
Westamerica Bancorporation	4,104	278
Western Alliance Bancorp	17,204	981
Western Asset Mortgage Capital Corp.	11,553	119
Westwood Holdings Group, Inc.	3,472	103
White Mountains Insurance Group Ltd.	525	586
Wintrust Financial Corp.	9,230	654
WisdomTree Investments, Inc.	25,734	125
World Acceptance Corp. (a)	1,531	132
WSFS Financial Corp.	7,951	350
		143,590
Health Care (13.0%):
10x Genomics, Inc., Class A (a)	2,550	194
Acadia Healthcare Co., Inc. (a)	11,294	375
ACADIA Pharmaceuticals, Inc. (a)	20,022	857
Accelerate Diagnostics, Inc. (a) (b)	7,639	129
Acceleron Pharma, Inc. (a)	7,364	390
Achillion Pharmaceuticals, Inc. (a)	25,879	156
Adaptive Biotechnologies Corp. (a) (b)	11,416	342
Addus HomeCare Corp. (a)	2,385	232
Adverum Biotechnologies, Inc. (a)	9,715	112
Aerie Pharmaceuticals, Inc. (a) (b)	8,370	202
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Agenus, Inc. (a)	23,624	$96
Agios Pharmaceuticals, Inc. (a) (b)	9,548	456
Aimmune Therapeutics, Inc. (a)	7,718	258
Akebia Therapeutics, Inc. (a)	30,111	190
Alector, Inc. (a)	7,494	129
Alkermes PLC (a)	22,184	452
Allakos, Inc. (a) (b)	3,379	322
Allogene Therapeutics, Inc. (a)	12,364	321
Allscripts Healthcare Solutions, Inc. (a)	26,700	262
Alnylam Pharmaceuticals, Inc. (a)	16,473	1,897
Amedisys, Inc. (a)	5,222	872
Amicus Therapeutics, Inc. (a)	47,416	462
AMN Healthcare Services, Inc. (a)	7,365	459
Amneal Pharmaceuticals, Inc. (a)	55,108	266
Amphastar Pharmaceuticals, Inc. (a)	7,489	144
AngioDynamics, Inc. (a)	7,470	120
ANI Pharmaceuticals, Inc. (a)	2,038	126
Anika Therapeutics, Inc. (a)	2,014	104
Antares Pharma, Inc. (a)	33,510	157
Apellis Pharmaceuticals, Inc. (a)	9,192	281
Apollo Medical Holdings, Inc. (a)	5,213	96
Arena Pharmaceuticals, Inc. (a)	8,804	400
ArQule, Inc. (a)	21,834	436
Arrowhead Pharmaceuticals, Inc. (a)	14,763	936
Arvinas, Inc. (a)	4,146	170
Atara Biotherapeutics, Inc. (a)	10,384	171
Athenex, Inc. (a)	13,168	201
AtriCure, Inc. (a)	6,740	219
Atrion Corp.	206	155
Audentes Therapeutics, Inc. (a)	9,512	569
Avanos Medical, Inc., Class I (a)	7,265	245
Avantor, Inc. (a)	60,833	1,104
Axogen, Inc. (a)	7,829	140
Axsome Therapeutics, Inc. (a) (b)	4,760	492
Baudax Bio, Inc. (a)	2,136	15
Biodelivery Sciences International, Inc. (a)	20,700	131
BioMarin Pharmaceutical, Inc. (a)	26,655	2,255
Bio-Rad Laboratories, Inc., Class A (a)	3,194	1,182
Bio-Techne Corp.	6,301	1,384
BioTelemetry, Inc. (a)	5,963	276
Bluebird Bio, Inc. (a)	5,302	465
Blueprint Medicines Corp. (a)	7,274	583
Bridgebio Pharma, Inc. (a)	7,290	256
Brookdale Senior Living, Inc. (a)	34,081	248
Bruker Corp.	12,993	662
Cantel Medical Corp. (b)	5,902	418
Cara Therapeutics, Inc. (a) (b)	8,301	134
Cardiovascular Systems, Inc. (a)	4,866	236
CareDx, Inc. (a)	7,614	164
Catalent, Inc. (a)	20,188	1,137

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Catalyst Pharmaceuticals, Inc. (a)	19,169	$72
Cerus Corp. (a)	25,139	106
Change Healthcare, Inc. (a) (b)	12,588	206
Charles River Laboratories International, Inc. (a)	8,073	1,234
Chemed Corp.	2,514	1,104
Chemocentryx, Inc. (a)	9,914	392
Codexis, Inc. (a)	11,126	178
Coherus Biosciences, Inc. (a)	11,404	205
CONMED Corp.	3,721	416
Constellation Pharmaceuticals, Inc. (a) (b)	2,249	106
Corcept Therapeutics, Inc. (a)	19,535	236
CorVel Corp. (a)	1,922	168
Covetrus, Inc. (a) (b)	19,191	253
Crinetics Pharmaceuticals, Inc. (a) (b)	4,968	125
CryoLife, Inc. (a)	7,341	199
Cryoport, Inc. (a)	7,562	124
Cutera, Inc. (a)	2,803	100
Cytokinetics, Inc. (a) (b)	11,371	121
Deciphera Pharmaceuticals, Inc. (a)	5,911	368
Denali Therapeutics, Inc. (a)	13,587	237
Dexcom, Inc. (a)	13,438	2,940
Dicerna Pharmaceuticals, Inc. (a)	10,501	231
Dynavax Technologies Corp. (a) (b)	14,595	83
Eagle Pharmaceuticals, Inc. (a)	2,456	148
Editas Medicine, Inc. (a)	8,651	256
Eidos Therapeutics, Inc. (a)	2,527	145
Eiger Biopharmaceuticals, Inc. (a)	7,221	108
Elanco Animal Health, Inc. (a)	54,574	1,607
Emergent BioSolutions, Inc. (a)	7,937	428
Enanta Pharmaceuticals, Inc. (a)	3,048	188
Encompass Health Corp.	16,101	1,115
Endo International PLC (a)	36,190	170
Epizyme, Inc. (a)	15,308	377
Esperion Therapeutics, Inc. (a) (b)	4,536	270
Establishment Labs Holdings, Inc. (a)	3,493	97
Evolent Health, Inc. (a)	15,026	136
Exact Sciences Corp. (a)	24,764	2,291
Exelixis, Inc. (a)	47,766	842
Fate Therapeutics, Inc. (a)	13,007	255
Fibrogen, Inc. (a)	12,947	555
Flexion Therapeutics, Inc. (a) (b)	6,061	125
G1 Therapeutics, Inc. (a)	4,646	123
Glaukos Corp. (a) (b)	5,986	326
Global Blood Therapeutics, Inc. (a)	8,903	708
Globus Medical, Inc. (a)	10,715	631
Gossamer Bio, Inc. (a)	7,753	121
Guardant Health, Inc. (a)	8,401	656
Haemonetics Corp. (a)	7,745	890
Halozyme Therapeutics, Inc. (a)	24,271	430
Hanger, Inc. (a)	5,857	162

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HealthEquity, Inc. (a)	12,132	$899
HealthStream, Inc. (a)	5,240	143
Heska Corp. (a)	1,445	139
Hill-Rom Holdings, Inc.	10,531	1,196
HMS Holdings Corp. (a)	14,113	418
Homology Medicines, Inc. (a)	7,250	150
Horizon Therapeutics PLC (a)	32,429	1,174
ICU Medical, Inc. (a)	2,704	506
IGM Biosciences, Inc. (a) (b)	3,689	141
ImmunoGen, Inc. (a)	36,129	184
Immunomedics, Inc. (a)	31,890	675
Innoviva, Inc. (a)	13,975	198
Inogen, Inc. (a)	2,635	180
Inovalon Holdings, Inc., Class A (a)	7,966	150
Inovio Pharmaceuticals, Inc. (a) (b)	37,149	123
Insmed, Inc. (a)	13,990	334
Inspire Medical System, Inc. (a)	3,876	288
Insulet Corp. (a) (b)	7,506	1,285
Integer Holdings Corp. (a)	5,072	408
Integra LifeSciences Holdings Corp. (a)	9,771	569
Intellia Therapeutics, Inc. (a) (b)	8,514	125
Intercept Pharmaceuticals, Inc. (a)	3,895	483
Intersect ENT, Inc. (a)	6,778	169
Intrexon Corp. (a) (b)	16,960	93
Invitae Corp. (a) (b)	15,635	252
Ionis Pharmaceuticals, Inc. (a)	15,871	959
Irhythm Technologies, Inc. (a)	3,755	256
Ironwood Pharmaceuticals, Inc. (a)	26,092	347
Kodiak Sciences, Inc. (a)	3,559	256
Krystal Biotech, Inc. (a) (b)	2,104	117
Kura Oncology, Inc. (a)	9,725	134
Lantheus Holdings, Inc. (a)	6,428	132
LeMaitre Vascular, Inc.	2,886	104
LHC Group, Inc. (a)	4,973	685
Ligand Pharmaceuticals, Inc. (a) (b)	3,229	337
Livongo Health, Inc. (a) (b)	8,256	207
Luminex Corp.	9,252	214
MacroGenics, Inc. (a)	10,478	114
Madrigal Pharmaceuticals, Inc. (a)	1,825	166
Magellan Health, Inc. (a)	3,844	301
Masimo Corp. (a)	7,340	1,160
MEDNAX, Inc. (a)	15,185	422
Medpace Holdings, Inc. (a)	4,371	367
MeiraGTx Holdings PLC (a)	7,021	141
Meridian Bioscience, Inc.	9,192	90
Merit Medical Systems, Inc. (a)	9,550	298
Moderna, Inc. (a) (b)	41,305	808
Molina Healthcare, Inc. (a)	7,611	1,033
Momenta Pharmaceuticals, Inc. (a)	15,148	299
MyoKardia, Inc. (a)	6,892	502

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Myriad Genetics, Inc. (a)	9,916	$270
NanoString Technologies, Inc. (a)	6,801	189
Natera, Inc. (a)	11,299	381
National Healthcare Corp.	2,869	248
National Research Corp.	1,969	130
Natus Medical, Inc. (a)	5,765	190
Nektar Therapeutics (a) (b)	22,349	482
Neogen Corp. (a)	7,463	487
NeoGenomics, Inc. (a)	17,037	498
Neurocrine Biosciences, Inc. (a)	14,278	1,535
Nevro Corp. (a)	4,440	522
NextCure, Inc. (a)	3,480	196
Nextgen Healthcare, Inc. (a)	7,943	128
NGM Biopharmaceuticals, Inc. (a) (b)	6,039	112
NuVasive, Inc. (a)	8,400	650
Odonate Therapeutics, Inc. (a)	3,530	115
Omeros Corp. (a) (b)	10,245	144
Omnicell, Inc. (a)	6,862	561
OPKO Health, Inc. (a) (b)	87,300	128
Option Care Health, Inc. (a)	30,348	113
OraSure Technologies, Inc. (a)	13,114	105
Orthofix Medical, Inc. (a)	3,838	177
Orthopediatrics Corp. (a)	2,513	118
Pacific Biosciences of California, Inc. (a)	31,781	163
Pacira BioSciences, Inc. (a)	7,242	328
Patterson Cos., Inc.	11,204	229
Penumbra, Inc. (a) (b)	5,319	874
Phreesia, Inc. (a)	3,968	106
Portola Pharmaceuticals, Inc. (a)	13,072	312
PRA Health Sciences, Inc. (a)	8,042	894
Precision BioSciences, Inc. (a)	9,428	131
Premier, Inc., Class A (a)	7,524	285
Prestige Consumer Healthcare, Inc. (a)	8,842	358
Principia Biopharma, Inc. (a)	5,096	279
PTC Therapeutics, Inc. (a)	10,049	483
Quanterix Corp. (a)	4,741	112
Quidel Corp. (a)	4,623	347
R1 Rcm, Inc. (a)	20,083	261
Ra Pharmaceuticals, Inc. (a)	7,294	342
RadNet, Inc. (a)	8,910	181
Reata Pharmaceuticals, Inc., Class A (a)	3,440	703
Recro Pharma, Inc.	5,526	101
REGENXBIO, Inc. (a)	5,569	228
Repligen Corp. (a)	6,973	645
Revance Therapeutics, Inc. (a)	9,847	160
Rhythm Pharmaceuticals, Inc. (a)	6,067	139
Rigel Pharmaceuticals, Inc. (a)	45,175	97
Rocket Pharmaceuticals, Inc. (a)	10,822	246
Sage Therapeutics, Inc. (a)	6,321	456
Sangamo Therapeutics, Inc. (a)	22,604	189

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sarepta Therapeutics, Inc. (a)	11,464	$1,479
Seattle Genetics, Inc. (a)	25,384	2,901
Select Medical Holdings Corp. (a)	14,988	350
SI-BONE, Inc. (a)	5,128	110
Sientra, Inc. (a)	10,401	93
Silk Road Medical, Inc. (a)	2,384	96
Simulations Plus, Inc.	2,513	73
Spectrum Pharmaceuticals, Inc. (a)	20,616	75
STAAR Surgical Co. (a)	8,514	299
Stemline Therapeutics, Inc. (a)	9,499	101
Supernus Pharmaceuticals, Inc. (a)	9,908	235
Surmodics, Inc. (a)	2,841	118
Syneos Health, Inc. (a)	10,053	598
Synthorx, Inc. (a)	5,652	395
Tabula Rasa Healthcare, Inc. (a) (b)	3,815	186
Tactile Systems Technology, Inc. (a)	3,145	212
Tandem Diabetes Care, Inc. (a)	10,030	598
Teladoc Health, Inc. (a) (b)	11,759	983
Tenet Healthcare Corp. (a)	16,884	642
The Ensign Group, Inc.	8,591	390
The Medicines Co. (a)	10,934	929
The Pennant Group, Inc. (a)	4,922	163
The Providence Service Corp. (a)	2,523	149
TherapeuticsMD, Inc. (a) (b)	40,306	98
Tivity Health, Inc. (a)	5,644	115
Translate Bio, Inc. (a)	8,560	70
Tricida, Inc. (a)	7,533	284
Turning Point Therapeutics, Inc. (a)	3,606	225
Twist Bioscience Corp. (a)	5,125	108
Ultragenyx Pharmaceutical, Inc. (a)	7,400	316
United Therapeutics Corp. (a)	7,197	634
UroGen Pharma Ltd. (a) (b)	4,813	161
US Physical Therapy, Inc.	1,656	189
Vanda Pharmaceuticals, Inc. (a)	10,190	167
Varex Imaging Corp. (a)	6,930	207
Veeva Systems, Inc., Class A (a)	17,395	2,446
Veracyte, Inc. (a)	7,890	220
Vericel Corp. (a)	7,829	136
Viking Therapeutics, Inc. (a)	14,775	118
Vocera Communications, Inc. (a)	4,820	100
Voyager Therapeutics, Inc. (a)	6,199	86
West Pharmaceutical Services, Inc.	10,577	1,591
Xencor, Inc. (a)	5,782	199
Y-mAbs Therapeutics, Inc. (a)	5,292	165
ZIOPHARM Oncology, Inc. (a) (b)	30,360	143
Zogenix, Inc. (a)	6,405	334
		102,753
Industrials (13.7%):
AAON, Inc. (b)	5,567	275
AAR Corp.	5,955	269

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ABM Industries, Inc.	10,579	$399
ACCO Brands Corp.	19,626	184
Actuant Corp., Class A	11,500	299
Acuity Brands, Inc.	6,329	873
ADT, Inc. (b)	22,482	178
Advanced Disposal Services, Inc. (a)	12,216	402
Advanced Drainage Systems, Inc.	9,174	356
AECOM (a)	17,668	763
Aegion Corp. (a)	5,910	132
Aerojet Rocketdyne Holdings, Inc. (a)	9,786	447
Aerovironment, Inc. (a)	3,655	226
AGCO Corp.	9,878	763
Air Lease Corp.	18,148	862
Air Transport Services Group, Inc. (a)	10,929	256
Aircastle Ltd.	10,005	320
Alamo Group, Inc. (b)	1,561	196
Albany International Corp.	4,166	316
Allegiant Travel Co.	2,141	373
Allison Transmission Holdings, Inc.	19,397	937
Altra Industrial Motion Corp.	11,660	422
AMERCO, Inc.	1,538	578
American Woodmark Corp. (a)	2,342	245
Apogee Enterprises, Inc.	4,798	156
Applied Industrial Technologies, Inc.	5,902	394
ArcBest Corp.	4,691	129
Arcosa, Inc.	7,928	353
Argan, Inc.	3,206	129
Armstrong World Industries, Inc.	7,134	670
ASGN, Inc. (a)	8,332	591
Astec Industries, Inc.	4,341	182
Astronics Corp. (a)	4,204	118
Atkore International Group, Inc. (a)	8,149	330
Atlas Air Worldwide Holdings, Inc. (a)	5,483	151
Avis Budget Group, Inc. (a)	12,147	392
Axon Enterprise, Inc. (a) (b)	8,712	638
AZZ, Inc.	4,051	186
Barnes Group, Inc.	7,174	445
Barrett Business Services, Inc. (b)	1,193	108
Beacon Roofing Supply, Inc. (a)	9,565	306
BMC Stock Holdings, Inc. (a)	12,084	347
Brady Corp., Class A	6,223	356
Brightview Holdings, Inc. (a)	7,608	128
Builders FirstSource, Inc. (a)	20,348	517
BWX Technologies, Inc.	12,520	777
Carlisle Cos., Inc.	9,231	1,494
Casella Waste Systems, Inc. (a)	7,189	331
CBIZ, Inc. (a)	7,658	206
Chart Industries, Inc. (a)	5,415	365
CIRCOR International, Inc. (a)	3,663	169
Clean Harbors, Inc. (a)	8,545	733

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Colfax Corp. (a)	11,188	$407
Columbus McKinnon Corp.	4,265	171
Comfort Systems USA, Inc.	6,093	304
Continental Building Products, Inc. (a)	5,537	202
CoStar Group, Inc.(a) (c)	5,768	3,452
Covanta Holding Corp.	22,962	341
Crane Co.	7,616	658
CSW Industrials, Inc.	2,140	165
Cubic Corp.	4,333	275
Curtiss-Wright Corp.	6,679	941
Deluxe Corp.	7,341	366
DMC Global, Inc. (b)	1,972	89
Donaldson Co., Inc.	18,796	1,083
Douglas Dynamics, Inc.	3,320	183
Ducommon, Inc. (a)	2,490	126
DXP Enterprise, Inc. (a)	3,282	131
Dycom Industries, Inc. (a)	4,965	234
Echo Global Logistics, Inc. (a)	5,102	106
EMCOR Group, Inc.	8,431	728
Encore Wire Corp.	3,557	204
EnerSys	7,204	539
Ennis, Inc.	5,522	120
Enphase Energy, Inc. (a) (b)	19,458	508
EnPro Industries, Inc.	3,732	250
ESCO Technologies, Inc.	3,450	319
Evoqua Water Technologies Corp. (a)	14,005	265
Exponent, Inc.	8,012	553
Federal Signal Corp.	9,505	307
Fluor Corp.	27,004	510
Forrester Research, Inc. (a)	3,381	141
Forward Air Corp.	4,813	337
Franklin Covey Co. (a)	2,876	93
Franklin Electric Co., Inc.	5,910	339
FTI Consulting, Inc. (a)	5,132	568
Gardner Denver Holdings, Inc. (a) (b)	15,597	572
Gates Industrial Corp. PLC (a)	12,261	169
GATX Corp.	4,615	382
Gibraltar Industries, Inc. (a)	4,608	232
GMS, Inc. (a)	6,024	163
Graco, Inc.	26,671	1,386
GrafTech International, Ltd.	13,152	153
Granite Construction, Inc.	8,940	247
Great Lakes Dredge & Dock Corp. (a)	12,574	142
Griffon Corp.	7,532	153
H&E Equipment Services, Inc.	5,902	197
Harsco Corp. (a)	13,959	321
Hawaiian Holdings, Inc.	7,730	226
HD Supply Holdings, Inc. (a)	25,117	1,011
Healthcare Services Group (b)	13,122	319
Heartland Express, Inc.	8,522	179

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HEICO Corp., Class A	11,341	$1,015
Heidrick & Struggles International, Inc.	3,983	129
Helios Technologies, Inc.	4,790	221
Herc Holdings, Inc. (a)	5,483	268
Heritage-Crystal Clean, Inc. (a)	3,214	101
Herman Miller, Inc.	9,748	406
Hertz Global Holdings, Inc. (a)	15,902	250
Hexcel Corp.	14,135	1,036
Hillenbrand, Inc.	13,708	457
HNI Corp.	6,622	248
Hub Group, Inc., Class A (a)	5,026	258
Hubbell, Inc.	7,867	1,164
Huron Consulting Group, Inc. (a)	3,781	260
Hyster-Yale Materials Handling, Inc.	2,467	145
IAA, Inc. (a)	23,134	1,088
ICF International, Inc.	3,125	286
IES Holdings, Inc., Class A (a)	4,501	115
Insperity, Inc.	6,808	586
Interface, Inc.	10,776	179
ITT, Inc.	13,276	981
JELD-WEN Holding, Inc., Class 2 (a)	14,074	329
JetBlue Airways Corp. (a)	41,727	781
John Bean Technologies Corp.	4,516	509
Kadant, Inc.	1,988	209
Kaman Corp.	4,737	312
KAR Auction Services, Inc.	22,718	495
Kelly Services, Inc., Class A	5,354	121
Kennametal, Inc. (b)	12,954	478
Kforce, Inc.	4,630	184
Kimball International, Inc., Class B	7,545	156
Kirby Corp. (a)	7,745	693
Knight-Swift Transportation Holdings, Inc.	17,341	622
Knoll, Inc.	8,911	225
Korn Ferry, Class A	9,230	391
Kratos Defense & Security Solutions, Inc. (a)	15,056	271
Landstar System, Inc.	5,293	603
Lennox International, Inc.	5,186	1,265
Lincoln Electric Holdings, Inc.	9,748	943
Lindsay Corp.	1,516	146
Lyft, Inc., Class A (a)	6,372	274
ManpowerGroup, Inc.	9,555	928
Marten Transport Ltd.	7,539	162
MasTec, Inc. (a)	8,446	542
Matson, Inc.	6,435	263
Matthews International Corp., Class A	5,773	220
Maxar Technologies, Inc.	10,731	168
McGrath RentCorp	4,109	315
Mercury Systems, Inc. (a)	8,569	592
Meritor, Inc. (a)	12,185	319
Mobile Mini, Inc.	6,656	252

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Moog, Inc., Class A	4,272	$365
MRC Global, Inc. (a)	15,345	209
MSA Safety, Inc.	6,226	787
MSC Industrial Direct Co., Inc.	5,293	415
Mueller Industries, Inc.	10,045	319
Mueller Water Products, Inc., Class A	25,216	302
National Presto Industries, Inc.	1,127	100
Navistar International Corp. (a)	16,168	468
Nordson Corp.	7,959	1,296
NOW, Inc. (a)	17,904	201
nVent Electric PLC	28,506	729
Oshkosh Corp.	9,604	909
Owens Corning, Inc.	16,052	1,045
Parsons Corp. (a)	3,907	161
Patrick Industries, Inc.	4,493	236
PGT Innovations, Inc. (a)	9,969	149
PICO Holdings, Inc. (a)	11,241	125
Pitney Bowes, Inc.	31,399	127
Plug Power, Inc. (a) (b)	45,550	144
Primoris Services Corp.	7,981	177
Proto Labs, Inc. (a)	3,678	374
Quanex Building Products Corp.	5,704	97
Raven Industries, Inc.	6,633	229
RBC Bearings, Inc. (a)	3,473	550
Regal Beloit Corp.	6,131	525
Resideo Technologies, Inc. (a)	23,151	276
Resources Connection, Inc.	6,519	106
Rexnord Corp. (a)	18,080	590
Rush Enterprises, Inc., Class A	5,026	234
Ryder System, Inc.	9,108	495
Saia, Inc. (a)	4,067	379
Schneider National, Inc.	7,585	166
Simpson Manufacturing Co., Inc.	6,563	527
Siteone Landscape Supply, Inc. (a)	4,867	441
SkyWest, Inc.	8,747	565
SP Plus Corp. (a)	4,375	186
Spartan Motors, Inc.	6,580	119
Spirit Aerosystems Holdings, Inc., Class A	16,328	1,190
Spirit Airlines, Inc. (a)	10,213	412
SPX Corp. (a)	7,410	377
SPX Flow, Inc. (a)	7,532	368
Standex International Corp.	2,300	183
Steelcase, Inc., Class A	14,008	287
Stericycle, Inc. (a)	12,810	817
Sterling Construction Co., Inc. (a)	5,628	79
Sunrun, Inc. (a)	18,422	254
Systemax, Inc.	4,097	103
Team, Inc. (a)	4,821	77
Teledyne Technologies, Inc. (a)	5,468	1,895
Tennant Co.	2,879	224

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Terex Corp.	12,566	$374
Tetra Tech, Inc.	8,309	716
The Brink's Co.	7,592	688
The Gorman-Rupp Co.	4,410	165
The Greenbrier Cos., Inc.	6,374	207
The Manitowoc Co., Inc. (a)	9,017	158
The Middleby Corp. (a)	7,989	875
The Timken Co.	11,789	664
Thermon Group Holdings, Inc. (a)	5,704	153
Toro Co.	14,912	1,188
TPI Composites, Inc. (a)	6,892	128
TransUnion	27,764	2,377
Trex Co., Inc. (a)	9,533	857
TriMas Corp. (a)	7,600	239
Trinet Group, Inc. (a)	8,865	502
Trinity Industries, Inc. (b)	22,573	500
Triumph Group, Inc.	7,486	189
TrueBlue, Inc. (a)	7,410	178
Tutor Perini Corp. (a)	8,248	106
Uber Technologies, Inc. (a)	171,950	5,113
UniFirst Corp.	2,044	413
Univar, Inc. (a)	22,352	542
Universal Forest Products, Inc.	9,950	475
Upwork, Inc. (a) (b)	14,500	155
US Ecology, Inc.	3,945	228
Valmont Industries, Inc.	3,359	503
Vectrus, Inc. (a)	2,300	118
Viad Corp.	3,465	234
Vicor Corp. (a)	3,473	162
Wabash National Corp.	9,055	133
WABCO Holdings, Inc. (a)	7,800	1,057
Watsco, Inc.	4,090	737
Watts Water Technologies, Inc., Class A	3,161	315
Welbilt, Inc. (a)	23,396	365
Werner Enterprises, Inc.	6,336	231
Wesco Aircraft Holdings, Inc. (a)	12,162	134
WESCO International, Inc. (a)	6,481	385
Willscot Corp. (a)	8,590	159
Woodward, Inc.	9,421	1,116
XPO Logistics, Inc. (a)	14,991	1,194
		108,022
Information Technology (17.2%):
2u, Inc. (a) (b)	11,820	284
3d Systems Corp. (a)	21,552	189
8x8, Inc. (a)	17,682	324
A10 Networks, Inc. (a)	13,975	96
Acacia Communications, Inc. (a)	6,344	430
ACI Worldwide, Inc. (a)	16,328	619
ADTRAN, Inc.	11,323	112
Advanced Energy Industries, Inc. (a)	5,689	405

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Agilysys, Inc. (a)	4,371	$111
Alarm.com Holdings, Inc. (a)	5,453	234
Altair Engineering, Inc. (a)	2,825	101
Alteryx, Inc., Class A (a)	2,471	247
Ambarella, Inc. (a)	5,826	353
Amkor Technology, Inc. (a)	18,407	239
Anaplan, Inc. (a)	16,404	860
Anixter International, Inc. (a)	5,453	502
Appfolio, Inc., Class A (a)	2,394	263
Appian Corp. (a) (b)	2,277	87
Arrow Electronics, Inc. (a)	12,498	1,059
Aspen Technology, Inc. (a)	10,725	1,297
Avalara, Inc. (a)	13,004	953
Avaya Holdings Corp. (a)	19,085	258
Avnet, Inc.	17,478	742
AVX Corp.	10,091	207
Axcelis Technologies, Inc. (a)	5,628	136
Badger Meter, Inc.	4,547	295
Belden, Inc.	7,478	411
Benchmark Electronics, Inc.	5,978	205
Benefitfocus, Inc. (a)	4,333	95
Black Knight, Inc. (a)	18,671	1,204
Blackbaud, Inc. (b)	6,024	480
Blackline, Inc. (a)	7,396	381
Booz Allen Hamilton Holdings Corp.	21,409	1,523
Bottomline Technologies de, Inc. (a)	6,991	375
Box, Inc. (a)	24,355	409
Brightcove, Inc. (a)	8,850	77
Brooks Automation, Inc.	12,231	513
Cabot Microelectronics Corp.	5,338	770
CACI International, Inc., Class A (a)	4,000	1,000
Calix, Inc., Class A (a)	12,536	100
Cardtronics PLC, Class A (a)	7,113	318
Cass Information Systems, Inc.	2,811	162
CDK Global, Inc.	19,930	1,090
Cerence, Inc. (a)	7,652	173
Ceridian HCM Holding, Inc. (a)	8,328	565
CEVA, Inc. (a)	4,554	123
Ciena Corp. (a)	24,561	1,049
Cirrus Logic, Inc. (a)	8,530	703
Cision, Ltd. (a)	21,355	213
Cloudera, Inc. (a)	42,839	498
Cloudflare, Inc., Class A (a)	7,276	124
Cognex Corp.	27,119	1,520
Coherent, Inc. (a)	3,968	660
Cohu, Inc.	8,826	202
CommScope Holding Co., Inc. (a)	35,961	510
CommVault Systems, Inc. (a)	7,151	319
Comtech Telecommunications Corp.	4,052	144
Conduent, Inc. (a)	43,477	270

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CoreLogic, Inc. (a)	11,066	$484
Cornerstone OnDemand, Inc. (a)	9,595	562
Coupa Software, Inc. (a)	9,315	1,362
Cree, Inc. (a)	13,625	629
Crowdstrike Holdings, Inc., Class A (a)	3,259	163
CSG Systems International, Inc.	5,057	262
CTS Corp.	5,590	168
Cypress Semiconductor Corp.	58,474	1,364
Datadog, Inc., Class A (a)	3,781	143
Dell Technologies, Inc., Class C (a)	35,803	1,839
Diebold Nixdorf, Inc. (a)	12,832	136
Digimarc Corp. (a) (b)	2,711	91
Diodes, Inc. (a)	7,106	401
DocuSign, Inc., Class A (a)	25,871	1,917
Dolby Laboratories, Inc., Class A	9,733	670
Dropbox, Inc. (a)	6,336	113
Dynatrace, Inc. (a)	7,703	195
Ebix, Inc.	3,701	124
EchoStar Corp., Class A (a)	8,728	378
Entegris, Inc.	21,644	1,084
Envestnet, Inc. (a)	9,040	629
EPAM Systems, Inc. (a)	9,154	1,942
ePlus, Inc. (a)	2,254	190
Euronet Worldwide, Inc. (a)	9,179	1,446
Everbridge, Inc. (a)	5,636	440
Everi Holdings, Inc. (a)	15,133	203
ExlService Holdings, Inc., Class A (a)	5,453	379
Extreme Networks, Inc. (a)	21,073	155
Fair Isaac Corp. (a)	4,721	1,769
FARO Technologies, Inc. (a)	2,856	144
Fireeye, Inc. (a)	35,071	580
First Solar, Inc. (a)	12,406	694
Fitbit, Inc., Class A (a)	39,351	259
Five9, Inc. (a)	10,495	688
Forescout Technologies, Inc. (a)	7,220	237
FormFactor, Inc. (a)	11,462	298
Genpact Ltd.	28,386	1,197
GoDaddy, Inc., Class A (a)	11,027	749
Guidewire Software, Inc. (a)	12,844	1,410
Harmonic, Inc. (a)	14,721	115
HubSpot, Inc. (a)	6,934	1,099
Ichor Holdings Ltd. (a)	3,328	111
II-VI, Inc. (a)	14,447	486
Impinj, Inc. (a) (b)	3,572	92
Infinera Corp. (a)	29,565	235
Inphi Corp. (a)	6,892	510
Insight Enterprises, Inc. (a)	5,414	381
Instructure, Inc. (a)	5,710	275
InterDigital, Inc.	5,773	315
Itron, Inc. (a)	6,032	506

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
j2 Global, Inc.	7,445	$698
Jabil, Inc.	21,538	890
KBR, Inc.	21,469	655
KEMET Corp.	8,758	237
Knowles Corp. (a)	14,318	303
Kulicke & Soffa Industries, Inc.	9,778	266
Lattice Semiconductor Corp. (a)	20,639	395
Limelight Networks, Inc. (a)	28,110	115
Littelfuse, Inc.	4,143	793
LivePerson, Inc. (a)	10,251	379
Liveramp Holdings, Inc. (a)	9,722	467
LogMeIn, Inc.	8,019	688
Lumentum Holdings, Inc. (a)	11,552	916
MACOM Technology Solutions Holdings, Inc. (a)	9,329	248
Manhattan Associates, Inc. (a)	8,085	645
ManTech International Corp., Class A	3,883	310
Marvell Technology Group Ltd.	85,882	2,281
MAXIMUS, Inc.	10,073	749
MaxLinear, Inc., Class- (a)	10,091	214
Medallia, Inc. (a) (b)	3,527	110
Mesa Laboratories, Inc.	579	144
Methode Electronics, Inc.	6,207	244
MicroStrategy, Inc. (a)	1,264	180
MKS Instruments, Inc.	8,316	915
Mobileiron, Inc. (a)	19,062	93
Model N, Inc. (a)	5,036	177
Monolithic Power Systems, Inc.	7,106	1,265
MTS Systems Corp.	2,726	131
National Instruments Corp.	16,473	697
NCR Corp. (a)	19,725	694
NeoPhotonics Corp. (a)	9,792	86
NETGEAR, Inc. (a)	4,912	120
NetScout Systems, Inc. (a)	11,500	277
New Relic, Inc. (a)	8,195	538
NIC, Inc.	10,106	226
nLight, Inc. (a)	6,648	135
Novanta, Inc. (a) (b)	5,620	497
Nuance Communications, Inc. (a)	48,459	864
Nutanix, Inc., Class A (a) (b)	16,808	525
Okta, Inc. (a)	6,330	730
ON Semiconductor Corp. (a)	68,358	1,667
OneSpan, Inc. (a)	6,984	120
Onto Innovation, Inc. (a)	8,004	292
OSI Systems, Inc. (a)	2,765	279
PagerDuty, Inc. (a) (b)	5,018	117
Palo Alto Networks, Inc.(a) (c)	15,705	3,633
PAR Technology Corp. (a) (b)	2,924	90
Paycom Software, Inc. (a)	8,957	2,371
Paylocity Holding Corp. (a)	7,034	850
PC Connection, Inc.	2,829	140

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pegasystems, Inc.	7,639	$608
Perficient, Inc. (a)	4,509	208
Perspecta, Inc.	22,710	600
Photronics, Inc. (a)	9,733	153
Plantronics, Inc.	5,498	150
Plexus Corp. (a)	4,021	309
Pluralsight, Inc. (a)	5,445	94
Power Integrations, Inc.	4,356	431
Progress Software Corp.	6,854	285
Proofpoint, Inc. (a)	8,583	985
PROS Holdings, Inc. (a)	3,991	239
PTC, Inc. (a)	16,412	1,229
Pure Storage, Inc. (a)	16,663	285
Q2 Holdings, Inc. (a)	6,869	557
Qualys, Inc. (a)	5,188	433
Rambus, Inc. (a)	21,332	294
Rapid7, Inc. (a)	8,781	492
RealPage, Inc. (a)	13,122	705
RingCentral, Inc., Class A (a)	10,034	1,692
Rogers Corp. (a)	3,023	377
Sabre Corp.	37,104	833
Sailpoint Technologies Holding, Inc. (a)	15,567	367
Sanmina Corp. (a)	11,225	384
ScanSource, Inc. (a)	4,806	178
Science Applications International Corp.	7,917	689
SecureWorks Corp. (a)	14,759	246
Semtech Corp. (a)	11,187	592
Silicon Laboratories, Inc. (a) (b)	5,971	693
Slack Technologies, Inc., Class A (a)	17,244	388
Smartsheet, Inc., Class A (a)	2,391	107
Solarwinds Corp. (a)	14,455	268
Splunk, Inc. (a)	22,555	3,377
SPS Commerce, Inc. (a)	5,400	299
Square, Inc., Class A (a)	39,723	2,484
SS&C Technologies Holdings, Inc.	36,366	2,233
Sunpower Corp. (a) (b)	12,985	101
SVMK Inc. (a)	18,126	324
Sykes Enterprises, Inc. (a)	6,785	251
Synaptics, Inc. (a)	5,613	369
SYNNEX Corp.	4,059	523
Tech Data Corp. (a)	5,697	818
Tenable Holdings, Inc. (a)	7,768	186
Teradata Corp. (a)	19,572	524
Teradyne, Inc.	26,145	1,784
The Rubicon Project, Inc. (a)	13,038	106
The Trade Desk, Inc., Class A (a)	5,171	1,343
TiVo Corp.	23,921	203
Trimble, Inc. (a)	38,566	1,608
TTEC Holdings, Inc.	3,059	121
TTM Technologies, Inc. (a)	15,750	237

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Twilio, Inc., Class A (a)	12,596	$1,238
Tyler Technologies, Inc. (a)	5,840	1,752
Ubiquiti, Inc.	2,350	444
Ultra Clean Holdings, Inc. (a)	6,923	162
Unisys Corp. (a)	11,035	131
Universal Display Corp.	5,788	1,193
Upland Software, Inc. (a)	3,869	138
Varonis Systems, Inc. (a)	5,156	401
Veeco Instruments, Inc. (a)	9,283	136
Verint Systems, Inc. (a)	11,172	618
Verra Mobility Corp. (a)	17,212	241
ViaSat, Inc. (a)	9,402	688
Viavi Solutions, Inc. (a)	36,091	541
VirnetX Holding Corp. (a) (b)	14,546	55
Virtusa Corp. (a)	4,874	221
Vishay Intertechnology, Inc.	18,392	392
Vishay Precision Group, Inc. (a)	3,031	103
VMware, Inc., Class A (a)	12,936	1,964
WEX, Inc. (a)	6,864	1,438
Workday, Inc., Class A (a)	15,890	2,613
Workiva, Inc. (a)	5,400	227
Xperi Corp.	9,367	173
Yext, Inc. (a)	14,965	216
Zebra Technologies Corp. (a)	8,248	2,106
Zendesk, Inc. (a)	17,417	1,335
Zix Corp. (a)	12,734	86
Zoom Video Communications, Inc. (a) (b)	3,702	252
Zscaler, Inc. (a) (b)	12,794	595
		136,885
Materials (4.1%):
Advansix, Inc. (a)	6,031	120
AK Steel Holding Corp. (a)	53,242	175
Alcoa Corp. (a)	27,280	587
Allegheny Technologies, Inc. (a)	17,821	368
American Vanguard Corp.	5,658	110
AptarGroup, Inc.	8,508	984
Ashland Global Holdings, Inc.	9,116	698
Axalta Coating Systems Ltd. (a)	36,152	1,099
Balchem Corp.	4,524	460
Berry Global Group, Inc. (a)	21,822	1,036
Boise Cascade Co.	6,504	238
Cabot Corp.	10,068	478
Carpenter Technology Corp.	8,134	405
Chase Corp.	1,409	167
Cleveland-Cliffs, Inc. (b)	41,788	351
Coeur Mining, Inc. (a)	36,449	295
Commercial Metals Co.	20,220	450
Compass Minerals International, Inc. (b)	5,491	335
Crown Holdings, Inc. (a)	21,949	1,592
Eagle Materials, Inc.	6,901	625
See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ferro Corp. (a)	15,528	$230
GCP Applied Technologies, Inc. (a)	15,063	342
Graphic Packaging Holding Co.	47,188	786
Greif, Inc., Class A	4,052	179
H.B. Fuller Co.	7,342	379
Hecla Mining Co.	89,790	304
Huntsman Corp.	35,711	863
Ingevity Corp. (a)	6,999	612
Innophos Holdings, Inc.	3,892	124
Innospec, Inc.	3,427	354
Kaiser Aluminum Corp.	2,589	287
Koppers Holdings, Inc. (a)	3,610	138
Kraton Corp. (a)	5,727	145
Kronos Worldwide, Inc.	7,326	98
Livent Corp. (a)	26,518	227
Louisiana-Pacific Corp.	18,980	562
Materion Corp.	3,694	220
Minerals Technologies, Inc.	5,689	328
Myers Industries, Inc.	6,443	107
Neenah, Inc.	2,838	200
NewMarket Corp.	1,074	523
O-I Glass, Inc.	29,890	357
Olin Corp.	22,314	385
OMNOVA Solutions, Inc. (a)	9,786	99
P.H. Glatfelter Co.	10,083	185
PolyOne Corp.	13,076	481
PQ Group Holdings, Inc. (a)	8,560	147
Quaker Chemical Corp. (b)	2,498	411
Reliance Steel & Aluminum Co.	10,516	1,258
Royal Gold, Inc.	9,158	1,120
RPM International, Inc.	18,171	1,395
Schnitzer Steel Industries, Inc.	4,835	105
Schweitzer-Mauduit International, Inc.	4,920	207
Sensient Technologies Corp.	6,230	412
Silgan Holdings, Inc.	9,459	294
Sonoco Products Co.	15,348	947
Southern Copper Corp.	14,622	621
Steel Dynamics, Inc.	36,267	1,235
Stepan Co.	3,061	314
Summit Materials, Inc., Class A (a)	16,968	406
The Chemours Co.	25,831	467
The Scotts Miracle-Gro Co.	6,862	729
Tredegar Corp.	6,047	135
Trinseo SA	5,727	213
United States Steel Corp.	29,473	336
US Concrete, Inc. (a)	2,536	106
Valvoline, Inc.	33,411	715
Verso Corp., Class A (a)	7,448	134
W.R. Grace & Co.	10,700	747
Warrior Met Coal, Inc.	7,989	169

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Westlake Chemical Corp.	5,506	$386
Worthington Industries, Inc.	6,946	293
		32,390
Real Estate (10.1%):
Acadia Realty Trust	16,147	419
Agree Realty Corp.	5,449	382
Alexander & Baldwin, Inc.	13,966	293
Alexander's, Inc.	663	219
American Assets Trust, Inc.	10,274	472
American Campus Communities, Inc.	24,044	1,131
American Finance Trust, Inc. (b)	11,188	148
American Homes 4 Rent	45,573	1,194
Americold Realty Trust	26,079	914
Apple Hospitality REIT, Inc.	38,330	623
Armada Hoffler Properties, Inc.	8,134	149
Brandywine Realty Trust	32,466	511
Brixmor Property Group, Inc.	50,615	1,094
Camden Property Trust	17,333	1,839
CareTrust REIT, Inc.	13,720	283
Catchmark Timber Trust, Inc.	16,785	193
Chatham Lodging Trust	10,906	200
Colony Capital, Inc.	87,093	414
Columbia Property Trust, Inc.	23,076	483
Community Healthcare Trust, Inc.	2,890	124
CoreCivic, Inc.	20,966	364
CorEnergy Infrastructure Trust, Inc. (b)	2,249	101
Corepoint Lodging, Inc.	15,726	168
CoreSite Realty Corp.	4,539	509
Corporate Office Properties Trust	21,035	618
Cousins Properties, Inc.	24,577	1,013
CubeSmart	32,666	1,028
Cyrusone, Inc.	20,322	1,330
DiamondRock Hospitality Co.	34,675	384
Douglas Emmett, Inc.	30,928	1,358
Easterly Government Properties, Inc.	13,488	320
EastGroup Properties, Inc.	6,705	890
Empire State Realty Trust, Inc.	20,631	288
EPR Properties	11,257	795
Equity Commonwealth	21,288	699
Equity LifeStyle Properties, Inc.	31,687	2,229
Essential Properties Realty Trust, Inc.	11,142	276
First Industrial Realty Trust, Inc.	22,124	918
Forestar Group, Inc. (a)	5,445	114
Four Corners Property Trust, Inc.	9,863	278
Franklin Street Properties Corp.	25,726	220
Front Yard Residential Corp.	12,071	149
FRP Holdings, Inc., Class A (a)	2,627	131
Gaming and Leisure Properties, Inc.	33,521	1,443
Getty Realty Corp.	6,123	201
Gladstone Commercial Corp.	6,899	151

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Global Net Lease, Inc.	15,856	$322
Healthcare Realty Trust, Inc.	22,831	762
Healthcare Trust of America, Inc., Class A	35,439	1,073
Hersha Hospitality Trust	9,931	144
Highwoods Properties, Inc.	18,675	913
Hudson Pacific Properties, Inc.	25,743	969
Independence Realty Trust, Inc. (b)	15,407	217
Industrial Logistics Properties Trust	12,185	273
Innovative Industrial Properties, Inc. (b)	2,064	157
Investors Real Estate Trust	3,057	222
Invitation Homes, Inc.	53,433	1,601
iStar, Inc.	9,329	135
JBG SMITH Properties	23,491	937
Jones Lang LaSalle, Inc.	8,511	1,482
Kennedy-Wilson Holdings, Inc. (b)	23,434	523
Kilroy Realty Corp.	16,915	1,419
Kite Realty Group Trust	17,874	349
Lamar Advertising Co., Class A	10,594	946
Lexington Realty Trust	35,337	375
Liberty Property Trust	26,440	1,588
Life Storage, Inc.	7,869	852
LTC Properties, Inc.	6,333	284
Mack Cali Realty Corp.	16,153	374
Marcus & Millichap, Inc. (a)	4,867	181
Medical Properties Trust, Inc.	78,686	1,661
Monmouth Real Estate Investment Corp.	19,809	287
National Health Investors, Inc. (b)	7,694	627
National Retail Properties, Inc.	24,374	1,307
National Storage Affiliates Trust	10,604	357
New Senior Investment Group, Inc.	20,921	160
Newmark Group, Inc.	29,983	403
NexPoint Residential Trust, Inc.	4,303	194
Office Properties Income Trust	9,771	314
Omega Healthcare Investors, Inc.	37,236	1,577
One Liberty Properties, Inc.	4,990	136
Outfront Media, Inc.	21,560	578
Paramount Group, Inc.	35,672	497
Parks Hotels & Resorts, Inc.	40,691	1,053
Pebblebrook Hotel Trust	24,035	644
Pennsylvania Real Estate Invesment Trust (b)	15,125	81
Physicians Realty Trust	28,256	535
Piedmont Office Realty Trust, Inc.	22,969	511
PotlatchDeltic Corp.	10,801	467
Preferred Apartment Communities, Inc., Class A	8,134	108
PS Business Parks, Inc.	3,838	633
QTS Realty Trust, Inc., Class A	6,453	350
Rayonier, Inc.	18,158	595
Redfin Corp. (a)	16,991	359
Retail Opportunity Investments Corp.	20,068	354
Retail Properties of America, Inc.	39,892	535

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Retail Value, Inc.	4,371	$161
Rexford Industrial Realty, Inc.	17,721	809
RLJ Lodging Trust	31,910	565
RPT Realty	16,336	246
Ryman Hospitality Properties, Inc.	9,345	810
Sabra Health Care REIT, Inc.	34,759	742
Safehold, Inc.	3,004	121
Saul Centers, Inc.	3,457	182
Senior Housing Properties Trust	44,613	377
Seritage Growth Properties	4,074	163
Service Properties Trust	30,197	735
SITE Centers Corp.	27,882	391
Spirit Realty Capital, Inc.	14,210	699
STAG Industrial, Inc.	21,010	663
STORE Capital Corp.	33,874	1,261
Summit Hotel Properties, Inc.	20,951	259
Sun Communities, Inc.	15,781	2,368
Sunstone Hotel Investors, Inc.	37,226	518
Tanger Factory Outlet Centers, Inc. (b)	16,800	247
Taubman Centers, Inc.	12,482	388
Tejon Ranch Co. (a)	5,963	95
Terreno Realty Corp.	11,657	631
The Howard Hughes Corp. (a)	7,943	1,007
The RMR Group, Inc.	2,445	112
The St. Joe Co. (a) (b)	6,929	137
UMH Properties, Inc.	10,159	160
Uniti Group, Inc. (b)	34,360	282
Universal Health Realty Income Trust	2,853	335
Urban Edge Properties	22,985	441
Urstadt Biddle Properties, Inc., Class A	8,789	218
VEREIT, Inc.	154,601	1,429
VICI Properties, Inc.	23,015	588
W.P. Carey, Inc.	29,924	2,394
Washington Prime Group, Inc. (b)	38,665	141
Washington Real Estate Investment Trust	16,043	468
Weingarten Realty Investors	22,406	700
Whitestone REIT	7,898	108
Xenia Hotels & Resorts, Inc.	18,712	404
		78,836
Utilities (2.9%):
ALLETE, Inc.	8,116	659
American States Water Co.	5,577	483
Aqua America, Inc.	35,048	1,645
Artesian Resources Corp.	2,650	99
Avangrid, Inc.	9,695	496
Avista Corp.	9,375	451
Black Hills Corp.	8,871	697
California Water Service Group	7,319	377
Chesapeake Utilities Corp.	2,633	252
El Paso Electric Co.	6,443	437

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hawaiian Electric Industries, Inc.	14,744	$691
IDACORP, Inc.	7,519	803
MDU Resources Group, Inc.	32,005	950
MGE Energy, Inc.	6,397	504
Middlesex Water Co.	3,001	191
National Fuel Gas Co.	14,523	676
New Jersey Resources Corp.	14,875	663
Northwest Natural Holding Co.	5,060	373
NorthWestern Corp. (b)	7,114	510
OGE Energy Corp.	29,115	1,295
ONE Gas, Inc.	7,744	725
Ormat Technologies, Inc.	6,763	504
Otter Tail Corp.	6,961	357
PG&E Corp. (a)	95,186	1,035
PNM Resources, Inc.	11,233	570
Portland General Electric Co. (c)	12,802	714
SJW Corp.	4,105	292
South Jersey Industries, Inc.	15,201	501
Southwest Gas Holdings, Inc.	7,891	599
Spire, Inc.	8,010	667
TerraForm Power, Inc.	23,601	363
The York Water Co.	2,993	138
UGI Corp.	34,933	1,579
Unitil Corp.	2,909	180
Vistra Energy Corp.	69,969	1,609
		22,085
Total Common Stocks (Cost $488,293)		783,974
Rights (0.0%) (m)
Health Care (0.0%):
Alder Biopharmaceuticals, Inc. (a) (d) (e) (f)	13,300	11
Contra Oncomed Pharmaceuticals, Class B (a) (d) (g)	3,414	—	(l)
Elanco Animal Health, Inc. (a) (d) (h)	8,052	—	(l)
Oncternal Therapeutics, Inc. (a) (d) (i)	254	—	(l)
Salarius Pharmaceuticals, Inc. Expires 1/20/20 (d) (e)	2,486	—	(l)
Seelos Therapeutics, Inc. (a) (d) (j)	41	—	(l)
		11
Materials (0.0%):
Schulman, Inc. Expires 12/31/49 (a) (d) (k)	4,402	—	(l)
Total Rights (Cost $3)		11
Warrants (0.0%) (m)
Health Care (0.0%):
Galectin Therapeutics, Inc., Class B (d)	7,552	—	(l)
Total Warrant (Cost $—)		—	(l)

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned (4.2%)^
Fidelity Investments Money Market Government Portfolio, I shares, 1.50% (n)	288,744	$289
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (n)	18,330,431	18,330
Invesco Government & Agency Portfolio, Institutional Shares, 1.51% (n)	14,752,501	14,753
Total Collateral for Securities Loaned (Cost $33,372)		33,372
Total Investments (Cost $521,668) — 103.6%		817,357
Liabilities in excess of other assets — (3.6)%		(28,693)
NET ASSETS — 100.00%		$788,664

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been designated as collateral for futures contracts.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.005% of the Fund's net assets as of December 31, 2019. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of December 31, 2019 illiquid securities were less than 0.005% of the Fund's net assets.

(f)  Expiration is subject to contingencies based upon medical marketing milestones.

(g)  Expiration is subject to contingencies based upon the receipt of cash payments by OncoMed from Celgene Corporation or its affiliates.

(h)  Expiration is subject to contingencies based upon sales milestones.

(i)  Expiration is subject to contingencies based upon the grant, sale, or transfer of rights to SARD or SARM technology and any associated royalties.

(j)  Expiration is subject to contingencies based upon receipt of cash payments as a result of the sale or out-licensing of the Vitaros assets.

(k)  Expiration is subject to contingencies. Rights entitle the Fund to cash based on approval and completion of the merger agreement between LyondellBasell Industries N.V. and A. Schulman.

(l)  Amount is less than $1.

(m)  Amount represents less than 0.05% of net assets.

(n)  Rate disclosed is the daily yield on December 31, 2019.

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

USAA Mutual Funds Trust USAA Extended Market Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	46	3/20/20	$3,781,317	$3,842,380	$61,063
Total unrealized appreciation					$61,063
Total unrealized depreciation					—
Total net unrealized appreciation(depreciation)					$61,063

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Extended Market Index Fund
Assets:
Investments, at value (Cost $521,668)	$817,357	(a)
Cash and cash equivalents	2,626
Deposits with brokers for futures contracts	1,253
Receivables:
Interest and dividends	1,129
Capital shares issued	243
Variation margin on open futures contracts	3
Prepaid expenses	21
Total assets	822,632
Liabilities:
Payables:
Collateral received on loaned securities	33,372
Capital shares redeemed	250
Accrued expenses and other payables:
Investment advisory fees	66
Administration fees	99
Custodian fees	49
Transfer agent fees	44
Compliance fees	—	(b)
Trustees' fees	2
Other accrued expenses	86
Total liabilities	33,968
Net Assets:
Capital	490,240
Total distributable earnings/(loss)	298,424
Net assets	$788,664
Shares (unlimited number of shares authorized with no par value):	39,420
Net asset value, offering and redemption price per share: (c)	$20.01

(a)  Includes $32,349 of securities on loan.

(b)  Amount is less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

USAA Extended Market Index Fund
Investment Income:
Interest	$121
Dividends	10,317
Securities lending (net of fees)	590
Foreign tax withholding	(4)
Total income	11,024
Expenses:
Investment advisory fees	751
Administration fees	1,126
Sub-Administration fees	11
Professional fees	3
Custodian fees	121
Transfer agent fees	693
Trustees' fees	41
Compliance fees	2
Legal and audit fees	113
State registration and filing fees	22
Other expenses	165
Total expenses	3,048
Net Investment Income (Loss)	7,976
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	9,306
Net realized gains (losses) from futures contracts	655
Net change in unrealized appreciation/depreciation on investment securities	161,156
Net change in unrealized appreciation/depreciation on futures contracts	59
Net realized/unrealized gains (losses) on investments	171,176
Change in net assets resulting from operations	$179,152

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Extended Market Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018*
From Investments:
Operations:
Net investment income (loss)	$7,976	$6,926
Net realized gains (losses) from investments	9,961	44,394
Net change in unrealized appreciation/depreciation on investments	161,215	(117,783)
Change in net assets resulting from operations	179,152	(66,463)
Change in net assets resulting from distributions to shareholders	(24,534)	(40,796)
Change in net assets resulting from capital transactions	(22,360)	(1,546)
Change in net assets	132,258	(108,805)
Net Assets:
Beginning of period	656,406	765,211
End of period	$788,664	$656,406
Capital Transactions:
Proceeds from shares issued	$45,950	$55,792
Distributions reinvested	23,860	39,931
Cost of shares redeemed	(92,170)	(97,269)
Change in net assets resulting from capital transactions	$(22,360)	$(1,546)
Share Transactions:
Issued	2,434	3,039
Reinvested	1,189	2,344
Redeemed	(4,867)	(5,029)
Change in Shares	(1,244)	354

*  USAA Extended Market Index Fund converted from a feeder fund in a master-feeder structure investing in Master Extended Market Index Series to a stand-alone fund on February 23, 2018.

See notes to financial statements.

This page is intentionally left blank.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Extended Market Index Fund
Year Ended December 31, 2019	$16.14	0.20	(a)	4.31	4.51	(0.26)	(0.38)
Year Ended December 31, 2018	$18.98	0.17		(1.96)	(1.79)	(0.17)	(0.88)
Year Ended December 31, 2017	$17.34	0.18		2.88	3.06	(0.18)	(1.24)
Year Ended December 31, 2016	$16.06	0.18		2.33	2.51	(0.18)	(1.05)
Year Ended December 31, 2015	$18.02	0.14		(0.81)	(0.67)	(0.15)	(1.14)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Prior to February 24, 2018, the Fund was a feeder fund in a master-feeder structure investing in Master Extended Market Index Series ("the Series") before converting to a stand-alone fund. Expenses include expenses allocated to the Fund by the Series prior to the conversion.

(c)  Reflects the period of February 24, 2018 to December 31, 2018, after the Fund converted to a stand-alone fund.

(d)  Represents the portfolio turnover of the Master Extended Market Index Series.

(e)  Prior to May 1, 2015, AMCO voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average daily net assets.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets						Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)		Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover
USAA Extended Market Index Fund
Year Ended December 31, 2019	(0.64)	$20.01	27.94%	0.41%		1.06%		0.41%		$788,664	24%
Year Ended December 31, 2018	(1.05)	$16.14	(9.70)%	0.43	%(b)	0.90	%(b)	0.43	%(b)	$656,406	12	%(c)
Year Ended December 31, 2017	(1.42)	$18.98	17.72%	0.44%		0.93%		0.44%		$765,211	11	%(d)
Year Ended December 31, 2016	(1.23)	$17.34	15.48%	0.48	%(e)	1.14%		0.48	%(e)	$671,703	13	%(d)
Year Ended December 31, 2015	(1.29)	$16.06	(3.76)%	0.48%		0.86%		0.48%		$619,624	14	%(d)

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Extended Market Index Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations typically are categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$783,974	$—	$—	$783,974
Rights	—	—	11	11
Warrants	—	—	—	—
Collateral for Securities Loaned	33,372	—	—	33,372
Total	$817,346	$—	$11	$817,357
Other Financial Investments^:
Assets:
Futures Contracts	61	—	—	61
Total	$61	$—	$—	$61

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. With exchange-listed futures contracts, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2019, did not include master netting provisions.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure:	$61

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$655	$59

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$32,349	$—	$33,372

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$181,654	$210,390

There were no purchases and sales of U.S. government securities during the year ended December 31, 2019.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annual rate of 0.10% of the Fund's average daily net assets. The amounts incurred and paid to VCM from July 1, 2019 through December 31, 2019, was $382 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund. The Manager was authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. The Manager entered into an Investment Subadvisory Agreement with BNY Mellon Asset Management North America ("BNYM AMNA"), under which BNYM AMNA directed the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). This arrangement provided for monthly fees that were paid by AMCO. AMCO (not the Fund) paid the subadviser fees.The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. The amount incurred and paid to AMCO from January 1, 2019 through June 30, 2019, was $369 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital's internal investment team, Victory Solutions, began managing the Fund's assets. BNYM AMNA no longer serves as a subadviser to the Fund.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets. Amounts incurred from July 1, 2019 through December 31, 2019, was $572 thousand and is reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets. Amounts incurred from January 1, 2019 through June 30, 2019 was $554 thousand and is presented on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to December 31, 2019, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through December 31, 2019, were $358 thousand. Amounts incurred and paid to SAS from January 1, 2019 through June 30, 2019, were $335 thousand. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limit (excluding voluntary waivers) is 0.43%.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The equity securities held in the Fund are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities.

The Fund invests in small- and mid-cap companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-cap companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The Fund may invest in futures, options, and other types of derivatives linked to the performance of the Index or other indices that are highly correlated with the Index. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETF, or currency to which it relates; the risk that derivatives used for risk management or to gain market exposure may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $3 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is reflected on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period from July 1, 2019 through December 31, 2019.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended December 31, 2019 (amounts in thousands):

Total Distributable Earnings/(Loss)	Capital
$(946)	$946

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$8,877	$15,657	$24,534	$24,534
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$7,582	$33,214	$40,796	$40,796

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$5,438	$5,438	$292,986	$298,424

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and REIT Adjustments.

During the tax year ended December 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$524,371	$327,741	$(34,755)	$292,986

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
$1,000.00	$1,072.70	$1,023.24	$2.04	$1.99	0.39%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011)
Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

The following federal tax information related to the Fund's fiscal year ended December 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2019 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Distributions(2)	Long-Term Capital Gain Distributions(2)
86%	89%	$48	$16,603

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

37733-0220

DECEMBER 31, 2019

Annual Report

USAA Global Managed Volatility Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Manager's Commentary on the Fund (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Report of Independent Registered Public Accounting Firm	9
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Supplemental Information (Unaudited)	38
Expense Example	38
Proxy Voting and Portfolio Holdings Information	38
Trustees' and Officers' Information	39
Additional Federal Income Tax Information	45
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

2

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust (Unaudited)

USAA Global Managed Volatility Fund

Manager's Commentary

Victory Solutions
Wasif A. Latif
Lance Humphrey, CFA

•  How did the global financial markets perform during the reporting period?

The broad U.S. equity market as measured by the S&P 500® Index registered a very strong return for 2019, outpacing the return of global stocks as measured by the MSCI All-Country World Index. Despite a few trade war related scares in the middle of the year, the market staged a strong fourth quarter to end the year and continued the longest bull market on record. U.S. equities surged during the year, aided by clear messaging from the U.S. Federal Reserve (the "Fed") of a continued accommodative stance along with additional liquidity in the overnight interbank lending market. Indications of continued U.S. economic growth led by the consumer, as well as improvement in economic activity overseas, boosted investor confidence. This confluence of a stable economic environment, an accommodative Fed, and a resolution in sight for the trade war helped push stocks higher throughout the year.

Growth-style investments continued their outperformance of the past few years in 2019 with a strong showing, led by information technology and communication services domestically, while the value-style investments underperformed the market. Regionally, the U.S. market outperformed the non-U.S. markets, aided by the information technology companies that also are globally dominant in their industries.

•  How did the USAA Global Managed Volatility Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended December 31, 2019, the Fund Shares and Institutional Shares had total returns of 21.69% and 21.97%, respectively. This compares to total returns of 26.60% for the MSCI All-Country World Index (the "Index") and 18.98% for the Global Managed Volatility Composite Index.

•  Please discuss the factors that helped and hurt performance during the reporting period.

The Fund seeks to provide diversified exposure to global equities through investments in individual stocks and exchange-traded funds ("ETFs"). We strive to construct a portfolio that can participate in equities' longer-term performance while also managing the risk of large market downturns.

The Fund performed as expected in 2019, posting very strong absolute returns, but lagging the even stronger return of global stocks. The Fund's risk-conscious approach of emphasizing quality, value, and lower volatility stocks within each region and sector was a drag on its relative performance given the strength of the market in the year. During the two instances of market volatility in the middle of the year, our emphasis on risk

4

USAA Mutual Funds Trust (Unaudited)

USAA Global Managed Volatility Fund (continued)

management added value amid the downturn in stock prices. However, the overall sentiment of the year was one of risk on, and the Fund is likely to lag in such an environment.

Our emphasis on companies with attractive valuations and improving fundamentals put the portfolio somewhat out of step with the stronger showing for lower-quality and momentum-driven stocks through the end of year, especially in the fourth quarter. In addition, our value-oriented posture prevented us from fully participating in the strong returns for the growth style in that time.

The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, was also a modest detractor due its drag on return in the year. The Fund established its hedges by using derivatives; specifically, options on the S&P 500 Index.

Thank you for allowing us to help you manage your investments.

5

USAA Mutual Funds Trust (Unaudited)

USAA Global Managed Volatility Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

	Fund Shares	Institutional Shares
INCEPTION DATE	7/12/13	7/31/08
	Net Asset Value	Net Asset Value	MSCI All-Country World Index1+	Global Managed Volatility Composite Index2+
One Year	21.69%	21.97%	26.60%	18.98%
Five Year	6.68%	6.83%	8.41%	6.28%
Ten Year	N/A	5.29%	8.79%	6.44%
Since Inception	5.84%	N/A	8.88%	6.51%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

+The since inception performance of the MSCI All-Country World Index and Global Managed Volatility Composite Index are calculated from July 12, 2013 through December 31, 2019.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Global Managed Volatility Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI All-Country World Index (70%) and the Bloomberg Barclays U.S. Treasury — Bills (1-3M) (30%). There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The performance of the MSCI All-Country World Index and the Global Managed Volatility Composite Index are calculated from the end of the month, July 31, 2013, while the USAA Global Managed Volatility Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

6

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	December 31, 2019

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

Top 10 Holdings*

12/31/19

(% of Net Assets)

iShares Edge MSCI Min Vol EAFE ETF	13.2%
iShares Core S&P 500 ETF	4.7%
iShares Edge MSCI Min Vol Emerging Markets ETF	3.6%
Schwab Fundamental International Large Company Index ETF	3.3%
iShares Edge MSCI USA Quality Factor ETF	3.0%
Schwab Fundamental U.S. Large Company Index ETF	2.4%
iShares Edge MSCI USA Size Factor ETF	2.4%
Vanguard FTSE Developed Markets ETF	2.3%
Schwab Fundamental Emerging Markets Large Company Index ETF	2.3%
Invesco FTSE RAFI Developed Markets ex-US ETF	2.2%

*Does not include purchased options, written options, futures, and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

7

USAA Mutual Funds Trust USAA Global Managed Volatility Fund (continued)	December 31, 2019

  (Unaudited)

Asset Allocation*:

12/31/19

(% of Net Assets)

*Does not include purchased options, written options, futures, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Global Managed Volatility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Global Managed Volatility Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

9

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (49.2%)
Communication Services (3.2%):
Advanced Info Service Public Co. Ltd.	53,300	$379
AT&T, Inc.	75,733	2,959
Comcast Corp., Class A	28,627	1,287
Discovery, Inc., Class A (a) (b)	28,041	918
Facebook, Inc., Class A (a)	2,795	574
KDDI Corp.	20,100	600
Koninklijke KPN NV	162,573	481
Liberty Media Corp-Liberty SiriusXM, Class C (a)	15,698	756
NetEase, Inc., ADR	2,961	908
Nippon Telegraph & Telephone Corp.	19,600	495
NTT DOCOMO, Inc.	16,700	465
Omnicom Group, Inc.	38,919	3,153
Sirius XM Holdings, Inc.	57,732	413
Swisscom AG	1,184	627
Take-Two Interactive Software, Inc. (a)	5,189	635
Telefonica SA	129,876	908
Telenor ASA	33,858	607
The Interpublic Group of Co., Inc.	37,505	866
The Walt Disney Co.	24,355	3,523
T-Mobile US, Inc. (a)	26,046	2,043
Verizon Communications, Inc.	131,672	8,085
ViacomCBS, Inc., Class B	9,454	397
WPP PLC	55,296	778
		31,857
Consumer Discretionary (5.5%):
adidas AG	1,924	626
Aptiv PLC	11,893	1,129
AutoZone, Inc. (a)	5,682	6,770
Barratt Developments PLC	47,065	466
Best Buy Co., Inc.	19,096	1,676
Booking Holdings, Inc. (a)	781	1,604
Bridgestone Corp.	12,800	476
Carnival Corp.	15,801	803
Compass Group PLC	20,882	523
Darden Restaurants, Inc.	9,382	1,023
Dollar General Corp.	26,082	4,069
eBay, Inc.	47,663	1,721
Ford Motor Co.	146,902	1,366
Garmin Ltd.	9,320	909
Genuine Parts Co.	33,389	3,547
H&R Block, Inc.	30,901	726
Hasbro, Inc.	5,558	587
Hilton Worldwide Holdings, Inc.	10,538	1,169
Hyundai Mobis Co. Ltd.	3,139	695
Kia Motors Corp.	12,239	467
Kohl's Corp.	19,946	1,016
Leggett & Platt, Inc.	34,007	1,729

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Lowe's Cos., Inc.	4,873	$584
Magna International, Inc.	14,193	778
Marriott International, Inc., Class A	11,758	1,780
New Oriental Education & Technology Group, Inc., ADR (a)	6,448	782
Nordstrom, Inc.	28,145	1,152
Norwegian Cruise Line Holdings Ltd. (a)	11,299	660
NVR, Inc. (a)	425	1,618
Persimmon PLC	14,596	521
PulteGroup, Inc.	18,598	722
Ralph Lauren Corp.	7,160	839
Restaurant Brands International, Inc.	9,440	602
Ross Stores, Inc.	10,715	1,247
Sekisui House Ltd.	28,500	609
Sony Corp.	13,400	910
Starbucks Corp.	15,928	1,400
Subaru Corp.	17,100	424
Target Corp.	24,036	3,081
The TJX Cos., Inc.	46,928	2,865
Tractor Supply Co.	6,860	641
Whirlpool Corp.	2,825	417
Yum China Holdings, Inc.	16,370	786
		55,515
Consumer Staples (5.1%):
Alimentation Couche-Tard, Inc., Class B	10,932	347
Altria Group, Inc.	45,917	2,292
Asahi Group Holdings Ltd.	10,600	484
Campbell Soup Co.	13,124	649
Carlsberg A/S, Class B	4,847	723
China Mengniu Dairy Co. Ltd.	125,000	506
Church & Dwight Co., Inc.	23,533	1,655
Coles Group Ltd.	51,594	537
Diageo PLC	20,789	876
General Mills, Inc.	46,543	2,493
Imperial Brands PLC	30,298	749
Kellogg Co.	14,810	1,024
Kimberly-Clark Corp.	19,402	2,669
Koninklijke Ahold Delhaize NV	26,503	664
KT&G Corp.	5,361	434
Loblaw Cos. Ltd.	8,542	441
Nestle SA, Registered Shares	11,841	1,282
PepsiCo, Inc.	40,567	5,544
Philip Morris International, Inc.	9,146	778
Sysco Corp.	33,860	2,897
The Estee Lauder Cos., Inc., Class A	5,890	1,217
The Hershey Co.	25,773	3,788
The J.M. Smucker Co.	18,583	1,935
The Procter & Gamble Co.	63,178	7,891
Tyson Foods, Inc., Class A	19,070	1,736
Unilever NV	13,916	799
Unilever PLC	14,124	808

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Uni-President Enterprises Corp.	225,000	$558
Walgreens Boots Alliance, Inc.	25,574	1,508
Wal-Mart de Mexico SAB de CV	236,947	679
Walmart, Inc.	26,888	3,195
Wesfarmers Ltd.	44,418	1,290
Woolworths Group Ltd.	32,199	817
		53,265
Energy (2.5%):
Chevron Corp.	41,426	4,991
China Shenhua Energy Co. Ltd., Class H	158,500	331
ConocoPhillips	37,939	2,467
Exxon Mobil Corp.	27,023	1,886
HollyFrontier Corp.	7,439	377
Kinder Morgan, Inc.	118,560	2,510
LUKOIL PJSC	10,816	1,076
ONEOK, Inc.	32,577	2,465
Phillips 66	21,195	2,362
Plains GP Holdings LP, Class A	34,195	648
Schlumberger Ltd.	74,165	2,981
Tatneft PJSC	67,900	834
Valero Energy Corp.	30,887	2,893
		25,821
Financials (8.4%):
Aflac, Inc.	95,613	5,058
Allianz SE	4,758	1,167
Ally Financial, Inc.	38,263	1,169
American Express Co.	4,586	571
Ameriprise Financial, Inc.	6,124	1,020
Arch Capital Group Ltd. (a)	95,534	4,097
ASX Ltd.	8,863	488
AXA SA	26,289	743
Banco Bradesco SA	104,400	944
Banco do Brasil SA	39,200	517
Capital One Financial Corp.	17,446	1,795
China Pacific Insurance Group Co. Ltd.	121,200	478
Credicorp Ltd.	3,082	657
Deutsche Boerse AG	3,895	611
Discover Financial Services	14,952	1,268
Everest Re Group Ltd.	1,848	512
Fidelity National Financial, Inc., Class A	51,223	2,323
Fifth Third BanCorp.	94,075	2,892
First Financial Holding Co. Ltd.	463,000	366
FirstRand Ltd.	150,922	678
Franklin Resources, Inc.	14,053	365
Globe Life, Inc.	38,866	4,091
Huntington Bancshares, Inc.	162,489	2,450
Industrial & Commercial Bank of China Ltd., Class H	2,996,000	2,312
Itausa — Investimentos Itau SA	182,900	643
M&T Bank Corp.	4,178	709

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mega Financial Holding Co. Ltd.	500,000	$511
MetLife, Inc.	31,279	1,594
MS&AD Insurance Group Holdings, Inc.	17,900	591
Nomura Holdings, Inc.	152,800	786
Northern Trust Corp.	7,983	848
ORIX Corp.	50,800	842
PICC Property & Casualty Co. Ltd., Class H	318,000	383
Ping An Insurance Group Co. of China Ltd.	212,500	2,514
Principal Financial Group, Inc.	12,820	705
Regions Financial Corp.	94,816	1,627
Reinsurance Group of America, Inc.	10,473	1,708
S&P Global, Inc.	2,342	639
Sberbank of Russia PJSC	192,710	793
SEI Investments Co.	30,910	2,024
Shinhan Financial Group Co. Ltd.	21,167	794
Sun Life Financial, Inc.	27,296	1,245
SVB Financial Group (a)	2,482	623
Swiss Life Holding AG	1,573	789
Synchrony Financial	62,881	2,265
T. Rowe Price Group, Inc.	11,085	1,351
The Allstate Corp.	38,088	4,283
The Bank of New York Mellon Corp.	29,794	1,500
The PNC Financial Services Group, Inc.	12,806	2,044
The Progressive Corp.	18,450	1,336
The Toronto-Dominion Bank	37,603	2,109
The Travelers Cos., Inc.	8,749	1,198
Tokio Marine Holdings, Inc.	8,800	493
Truist Financial Corp.	56,988	3,210
U.S. Bancorp	31,337	1,858
Wells Fargo & Co.	42,041	2,262
Zions Bancorp NA	23,247	1,207
Zurich Insurance Group AG	2,398	984
		83,040
Health Care (5.5%):
AbbVie, Inc.	21,915	1,940
AmerisourceBergen Corp.	11,556	982
Amgen, Inc.	12,625	3,044
Anthem, Inc.	2,886	872
Astellas Pharma, Inc.	44,600	760
AstraZeneca PLC	8,682	869
Baxter International, Inc.	44,762	3,743
Biogen, Inc. (a)	6,553	1,944
Bristol-Myers Squibb Co.	6,988	449
Cardinal Health, Inc.	11,296	571
Cerner Corp.	26,015	1,909
Eisai Co. Ltd.	8,700	651
Eli Lilly & Co.	14,528	1,909
Gilead Sciences, Inc.	37,175	2,416
GlaxoSmithKline PLC	51,171	1,203
HCA Healthcare, Inc.	8,503	1,257
See notes to financial statements.

13

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Henry Schein, Inc. (a)	11,458	$764
Jazz Pharmaceuticals PLC (a)	8,035	1,199
Johnson & Johnson	17,192	2,508
Laboratory Corp. of America Holdings (a)	3,439	582
McKesson Corp.	7,375	1,020
Medtronic PLC	25,338	2,875
Merck & Co., Inc.	83,112	7,559
Merck KGaA	5,450	642
Novartis AG	15,562	1,474
Novo Nordisk A/S, Class B	14,266	827
Pfizer, Inc.	58,611	2,296
Quest Diagnostics, Inc.	11,281	1,205
Roche Holding AG	4,341	1,411
Sanofi	7,966	800
Shionogi & Co. Ltd.	11,500	712
UCB SA	5,805	462
UnitedHealth Group, Inc.	5,347	1,572
Universal Health Services, Inc., Class B	13,759	1,974
Zoetis, Inc.	12,471	1,651
		56,052
Industrials (4.1%):
Adecco Group AG, Registered Shares	7,271	460
Allegion PLC	5,687	708
Atlas Copco AB, Class A	25,540	1,019
Bunzl PLC	15,415	422
Cintas Corp.	4,061	1,093
Cummins, Inc.	6,934	1,241
Delta Air Lines, Inc.	17,738	1,037
Dover Corp.	6,672	769
Eaton Corp. PLC	19,479	1,845
Epiroc AB, Class A	29,881	366
Expeditors International of Washington, Inc.	18,261	1,425
Experian PLC	18,631	631
Ferguson PLC	9,223	839
General Dynamics Corp.	6,031	1,064
HD Supply Holdings, Inc. (a)	74,463	2,995
Huntington Ingalls Industries, Inc.	5,205	1,305
Illinois Tool Works, Inc.	2,805	504
Ingersoll-Rand PLC	11,056	1,470
ITOCHU Corp.	32,500	754
Kone Oyj, Class B	15,352	1,004
L3Harris Technologies, Inc.	4,617	914
Lockheed Martin Corp.	9,719	3,784
Marubeni Corp.	74,300	549
Masco Corp.	13,234	635
RELX PLC	24,861	627
Schneider Electric SE	9,313	957
Secom Co. Ltd.	6,000	536
Snap-on, Inc.	2,556	433
Spirit Aerosystems Holdings, Inc., Class A	8,632	629

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taisei Corp.	9,200	$381
Thomson Reuters Corp.	8,513	609
Toyota Tsusho Corp.	10,000	351
United Parcel Service, Inc., Class B	5,111	598
Vestas Wind Systems A/S	5,311	537
WABCO Holdings, Inc. (a)	16,334	2,213
Waste Management, Inc.	28,450	3,242
West Japan Railway Co.	7,600	657
Wolters Kluwer NV	8,957	654
		39,257
Information Technology (7.7%):
Accenture PLC, Class A	13,546	2,852
Akamai Technologies, Inc. (a)	7,491	647
Amphenol Corp., Class A	15,952	1,726
Apple, Inc.	25,591	7,515
Applied Materials, Inc.	21,067	1,286
Arrow Electronics, Inc. (a)	8,928	757
Broadridge Financial Solutions, Inc.	18,082	2,234
Cadence Design Systems, Inc. (a)	33,679	2,336
CDW Corp.	6,610	944
Cisco Systems, Inc.	72,559	3,480
Citrix Systems, Inc.	53,686	5,954
Cognizant Technology Solutions Corp., Class A	39,626	2,458
Corning, Inc.	25,010	728
Dell Technologies, Inc., Class C (a)	19,740	1,014
F5 Networks, Inc. (a)	5,434	759
Fiserv, Inc. (a)	35,843	4,145
FUJIFILM Holdings Corp.	16,400	783
Hitachi Ltd.	21,300	899
HP, Inc.	69,160	1,421
Infosys Ltd.	49,891	514
Intel Corp.	51,325	3,072
International Business Machines Corp.	16,762	2,246
Intuit, Inc.	5,311	1,391
Jack Henry & Associates, Inc.	19,748	2,877
Juniper Networks, Inc.	62,544	1,540
KLA Corp.	4,532	807
Lam Research Corp.	4,223	1,235
Maxim Integrated Products, Inc.	9,628	592
MediaTek, Inc.	71,000	1,052
Microsoft Corp.	5,041	795
NXP Semiconductor NV	3,917	498
Oracle Corp.	48,250	2,556
Qorvo, Inc. (a)	5,607	652
QUALCOMM, Inc.	13,308	1,174
Samsung Electronics Co. Ltd.	51,572	2,485
Seagate Technology PLC	11,339	675
TE Connectivity Ltd.	15,663	1,501
Texas Instruments, Inc.	19,884	2,551
The Western Union Co.	233,866	6,263

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Tokyo Electron Ltd.	2,300	$502
VeriSign, Inc. (a)	6,531	1,258
Visa, Inc., Class A	7,056	1,326
VMware, Inc., Class A (a)	3,645	553
		80,053
Materials (2.2%):
Air Liquide SA	6,989	991
Air Products & Chemicals, Inc.	17,181	4,036
Anglo American PLC	33,588	965
Anhui Conch Cement Co. Ltd., Class H	55,000	401
Avery Dennison Corp.	9,056	1,184
BHP Group Ltd.	45,542	1,246
BHP Group PLC	42,958	1,007
Celanese Corp., Series A	12,568	1,548
Covestro AG (c)	8,110	377
Ecolab, Inc.	7,999	1,544
International Paper Co.	11,947	550
LyondellBasell Industries NV, Class A	12,234	1,157
MMC Norilsk Nickel PJSC	2,884	889
Mondi PLC	22,366	524
Newcrest Mining Ltd.	17,745	375
Nucor Corp.	22,096	1,244
Packaging Corp. of America	4,372	490
PPG Industries, Inc.	17,249	2,303
Rio Tinto Ltd.	13,642	965
Rio Tinto PLC	16,747	992
Shin-Etsu Chemical Co. Ltd.	4,400	484
The Siam Cement Public Co. Ltd.	35,700	466
UPM-Kymmene Oyj	24,529	851
		24,589
Real Estate (2.2%):
American Tower Corp.	8,363	1,923
AvalonBay Communities, Inc.	5,130	1,076
Boston Properties, Inc.	13,861	1,911
China Overseas Land & Investment Ltd., Class H	176,000	685
China Resources Land Ltd.	126,000	627
CK Asset Holdings Ltd.	118,500	855
Country Garden Holdings Co. Ltd.	347,000	555
Crown Castle International Corp.	2,274	323
Equinix, Inc.	461	269
Equity LifeStyle Properties, Inc.	8,824	621
Equity Residential	12,894	1,043
Extra Space Storage, Inc.	7,772	821
Healthpeak Properties, Inc.	22,197	765
Liberty Property Trust	16,872	1,013
Link REIT	96,500	1,022
New World Development Co. Ltd.	276,000	378
Prologis, Inc.	3,255	290
Public Storage	4,712	1,003

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SBA Communications Corp.	1,044	$252
Simon Property Group, Inc.	9,090	1,354
Sun Hung Kai Properties Ltd.	73,500	1,127
Sunac China Holdings Ltd.	113,000	675
Ventas, Inc.	12,940	747
VEREIT, Inc.	90,477	836
Vornado Realty Trust	7,844	522
W.P. Carey, Inc.	10,543	844
Welltower, Inc.	2,937	240
		21,777
Utilities (2.8%):
AES Corp.	30,348	604
Ameren Corp.	44,405	3,410
American Electric Power Co., Inc.	15,560	1,471
CMS Energy Corp.	50,075	3,147
DTE Energy Co.	32,234	4,186
Duke Energy Corp.	23,714	2,163
Enel SpA	89,400	710
Exelon Corp.	70,577	3,218
NRG Energy, Inc.	12,353	491
Pinnacle West Capital Corp.	26,222	2,358
The Southern Co.	29,390	1,872
Tokyo Gas Co. Ltd.	18,200	442
UGI Corp.	9,618	434
Veolia Environnement SA	24,295	646
Vistra Energy Corp.	16,795	386
WEC Energy Group, Inc.	25,486	2,351
Xcel Energy, Inc.	23,456	1,489
		29,378
Total Common Stocks (Cost $447,984)		500,604
Preferred Stocks (0.1%)
Financials (0.1%):
Itau Unibanco Holding SA	88,800	823
Total Preferred Stock (Cost $759)		823
Rights (0.0%) (d)
Health Care (0.0%):
Bristol-Myers Squibb Co. (a) (f)	6,988	21
Total Right (Cost $16)		21
Exchange-Traded Funds (48.8%)
Goldman Sachs ActiveBeta Emerging Markets Equity ETF	53,613	1,841
Goldman Sachs ActiveBeta International Equity ETF (b)	110,034	3,329
Invesco FTSE RAFI Developed Markets ex-US ETF	516,273	21,947
Invesco FTSE RAFI Emerging Markets ETF (b)	639,231	14,255
Invesco FTSE RAFI US 1000 ETF	58,332	7,391

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
iShares Core MSCI EAFE ETF	174,967	$11,415
iShares Core MSCI Emerging Markets ETF	50,099	2,693
iShares Core S&P 500 ETF	149,402	48,293
iShares Edge MSCI Min Vol EAFE ETF	1,802,826	134,383
iShares Edge MSCI Min Vol Emerging Markets ETF	615,928	36,130
iShares Edge MSCI USA Momentum Factor ETF	167,027	20,972
iShares Edge MSCI USA Quality Factor ETF	304,846	30,789
iShares Edge MSCI USA Size Factor ETF	246,819	24,043
iShares Edge MSCI USA Value Factor ETF (b)	108,917	9,773
JPMorgan Diversified Return Emerging Markets Equity ETF	60,700	3,460
Schwab Fundamental Emerging Markets Large Company Index ETF	781,728	23,327
Schwab Fundamental International Large Company Index ETF	1,148,816	33,224
Schwab Fundamental International Small Company Index ETF (b)	605,362	20,128
Schwab Fundamental U.S. Large Company Index ETF	567,499	24,221
Vanguard FTSE Developed Markets ETF	537,521	23,683
Vanguard FTSE Emerging Markets ETF	22,900	1,018
Total Exchange-Traded Funds (Cost $422,251)		496,315
Affiliated Exchange-Traded Funds (1.2%)
VictoryShares International Volatility Wtd ETF	137,362	5,466
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	54,300	2,437
VictoryShares USAA MSCI International Value Momentum ETF	98,503	4,542
Total Affiliated Exchange-Traded Funds (Cost $12,685)		12,445
Purchased Options (0.0%) (d)
Total Purchased Options (Cost $1,280)		146
Collateral for Securities Loaned (0.4%)^
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (e)	1,326,544	1,327
Invesco Government & Agency Portfolio, Institutional Shares, 1.51% (e)	2,377,311	2,377
Total Collateral for Securities Loaned (Cost $3,704)		3,704
Total Investments (Cost $888,679) — 99.7%		1,014,058
Other assets in excess of liabilities — 0.3%		3,133
NET ASSETS — 100.00%		$1,017,191

Investments in foreign securities were 31.6% of net assets at December 31, 2019.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of this security was $377 thousand and amounted to less than 0.05% of net assets.

(d)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Global Managed Volatility Fund	Schedule of Portfolio Investments — continued December 31, 2019

(e)  Rate disclosed is the daily yield on December 31, 2019.

(f)  Expiration is subject to contingencies based upon certain future regulatory milestones being achieved.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Purchased Options

Exchange-traded options

(Amounts not in thousands)

	Put/ Call	Strike Price	Contracts		Expiration Date	Value
S&P 500 Index Option	Put	2,700	USD	190	1/17/20	$12,350
S&P 500 Index Option	Put	2,800	USD	120	3/20/20	133,800
Total (Cost $1,279,660)						$146,150

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Global Managed Volatility Fund
Assets:
Affiliated investments, at value (Cost $12,685)	$12,445
Unaffiliated investments, at value (Cost $875,994)	1,001,613	(a)
Foreign currency, at value (Cost $44)	44
Cash and cash equivalents	6,381
Receivables:
Interest and dividends	947
Capital shares issued	5
Reclaims	2
From Adviser	220
Prepaid expenses	16
Total assets	1,021,673
Liabilities:
Payables:
Collateral received on loaned securities	3,704
Accrued expenses and other payables:
Investment advisory fees	517
Administration fees	44
Custodian fees	32
Transfer agent fees	43
Compliance fees	—	(b)
Trustees' fees	1
Other accrued expenses	141
Total liabilities	4,482
Net Assets:
Capital	891,090
Total distributable earnings/(loss)	126,101
Net assets	$1,017,191
Net Assets
Fund Shares	$11,921
Institutional Shares	1,005,270
Total	$1,017,191
Shares (unlimited number of shares authorized with no par value):
Fund Shares	1,087
Institutional Shares	90,510
Total	91,597
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.97
Institutional Shares	$11.11

(a)  Includes $3,619 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

USAA Global Managed Volatility Fund
Investment Income:
Income distributions from affiliated funds	$228
Dividends	26,138
Interest	653
Securities lending (net of fees)	225
Foreign tax withholding	(52)
Total income	27,192
Expenses:
Investment advisory fees	6,117
Administration fees — Fund Shares	17
Administration fees — Institutional Shares	504
Sub-Administration fees	29
Professional fees	4
Custodian fees	198
Transfer agent fees — Fund Shares	16
Transfer agent fees — Institutional Shares	504
Trustees' fees	41
Compliance fees	3
Legal and audit fees	136
State registration and filing fees	37
Interest expense on interfund lending	— (a)
Other expenses	35
Total expenses	7,641
Expenses waived/reimbursed by Adviser	(249)
Expenses waived/reimbursed by AMCO	(240)
Net expenses	7,152
Net Investment Income (Loss)	20,040
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from unaffiliated investment securities and foreign currency translations	17,327
Net realized gains (losses) from futures contracts	4,910
Net realized gains (losses) from written options	354
Net change in unrealized appreciation/depreciation on unaffiliated investment securities and foreign currency translations	151,599
Net change in unrealized appreciation/depreciation on affiliated funds	912
Net change in unrealized appreciation/depreciation on futures contracts	2,236
Net change in unrealized appreciation/depreciation on written options	(167)
Net realized/unrealized gains (losses) on investments	177,171
Change in net assets resulting from operations	$197,211

(a)  Amount is less than $1.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Global Managed Volatility Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$20,040	$16,607
Net realized gains (losses) from investments	22,591	10,446
Net change in unrealized appreciation/depreciation on investments	154,580	(117,443)
Change in net assets resulting from operations	197,211	(90,390)
Distributions to Shareholders:
Fund Shares	(479)	(443)
Institutional Shares	(40,997)	(39,886)
Change in net assets resulting from distributions to shareholders	(41,476)	(40,329)
Change in net assets resulting from capital transactions	(70,983)	227,685
Change in net assets	84,752	96,966
Net Assets:
Beginning of period	932,439	835,473
End of period	$1,017,191	$932,439
Capital Transactions:
Fund Shares
Proceeds from shares issued	$2,369	$3,541
Distributions reinvested	478	443
Cost of shares redeemed	(2,838)	(3,560)
Total Fund Shares	$9	$424
Institutional Shares
Proceeds from shares issued	$4,308	$200,895
Distributions reinvested	40,997	39,886
Cost of shares redeemed	(116,297)	(13,520)
Total Institutional Shares	$(70,992)	$227,261
Change in net assets resulting from capital transactions	$(70,983)	$227,685
Share Transactions:
Fund Shares
Issued	224	329
Reinvested	43	46
Redeemed	(269)	(338)
Total Fund Shares	(2)	37
Institutional Shares
Issued	425	18,307
Reinvested	3,672	4,082
Redeemed	(10,721)	(1,295)
Total Institutional Shares	(6,624)	21,094
Change in Shares	(6,626)	21,131

See notes to financial statements.

22

This page is intentionally left blank.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Global Managed Volatility Fund
Fund Shares
Year Ended December 31, 2019	$9.39	0.19	(c)	1.85	2.04	(0.22)	(0.24)
Year Ended December 31, 2018	$10.73	0.25		(1.18)	(0.93)	(0.15)	(0.26)
Year Ended December 31, 2017	$9.03	0.13	(c)	1.76	1.89	(0.14)	(0.05)
Year Ended December 31, 2016	$8.59	0.13	(c)	0.42	0.55	(0.11)	—
Year Ended December 31, 2015	$8.97	0.10	(c)	(0.40)	(0.30)	(0.08)	—
Institutional Shares
Year Ended December 31, 2019	$9.49	0.21	(c)	1.88	2.09	(0.23)	(0.24)
Year Ended December 31, 2018	$10.84	0.16		(1.08)	(0.92)	(0.17)	(0.26)
Year Ended December 31, 2017	$9.12	0.18	(c)	1.76	1.94	(0.17)	(0.05)
Year Ended December 31, 2016	$8.69	0.16	(c)	0.40	0.56	(0.13)	—
Year Ended December 31, 2015	$9.08	0.14	(c)	(0.44)	(0.30)	(0.09)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Per share net investment income (loss) has been calculated using the average daily shares method.

(d)  Reflects increase trading activity due to large shareholder inflows.

(e)  Prior to May 1, 2015, AMCO voluntarily agreed to limit the annual expenses of the Fund Shares to 0.90% of the Fund Shares' average daily net assets.

(f)  Reflects a return to normal trading levels after a prior year transition.

(g)  Prior to May 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets. Reflects a return to normal trading levels after a prior year transition.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)		Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover(b)
USAA Global Managed Volatility Fund
Fund Shares
Year Ended December 31, 2019	(0.46)	$10.97	21.69%	0.90%		1.81%	1.09%	$11,921	53%
Year Ended December 31, 2018	(0.41)	$9.39	(8.78)%	0.90%		1.57%	1.18%	$10,229	35%
Year Ended December 31, 2017	(0.19)	$10.73	20.95%	0.90%		1.30%	1.09%	$11,284	48	%(d)
Year Ended December 31, 2016	(0.11)	$9.03	6.39%	0.89%		1.48%	1.13%	$13,964	9%
Year Ended December 31, 2015	(0.08)	$8.59	(3.28)%	0.90	%(e)	1.14%	1.15%	$15,911	16	%(f)
Institutional Shares
Year Ended December 31, 2019	(0.47)	$11.11	21.97%	0.70%		1.97%	0.75%	$1,005,270	53%
Year Ended December 31, 2018	(0.43)	$9.49	(8.61)%	0.70%		1.87%	0.74%	$922,210	35%
Year Ended December 31, 2017	(0.22)	$10.84	21.24%	0.72	%(g)	1.79%	0.76%	$824,189	48	%(d)
Year Ended December 31, 2016	(0.13)	$9.12	6.46%	0.78%		1.85%	0.81%	$295,644	9%
Year Ended December 31, 2015	(0.09)	$8.69	(3.27)%	0.80%		1.61%	0.88%	$189,078	16	%(f)

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Global Managed Volatility Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs"), and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask price in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations typically are categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's net asset value is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$413,307	$87,297	$—	$500,604
Preferred Stocks	—	823	—	823
Rights	21	—	—	21
Exchange-Traded Funds	496,315	—	—	496,315

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Level 1	Level 2	Level 3	Total
Affiliated Exchange-Traded Funds	$12,445	$—	$—	$12,445
Purchased Options	146	—	—	146
Collateral for Securities Loaned	3,704	—	—	3,704
Total	$925,938	$88,120	$—	$1,014,058

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of December 31, 2019, the Fund had no open forward foreign exchange currency contracts.

Derivative Instruments:

The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to, futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2019, did not include master netting provisions.

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The Fund invested in futures contracts during the year ended December 31, 2019, but did not hold futures contracts at year end.

Options:

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes,

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Written Options	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Written Options
Equity Risk Exposure:	$4,910	$354	$2,236	$(167)

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$3,619	$—	$3,704

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019, was as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$532,612	$604,540

There were no purchases and sales of U.S. government securities during the year ended December 31, 2019.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA funds. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi annual reports may be viewed at usaa.com. As of December 31, 2019, certain USAA fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Fund	Ownership %
Target Income	3.3
Target 2020	6.2
Target 2030	27.0
Target 2040	36.8
Target 2050	22.6
Target 2060	3.0

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annual rate of 0.60% of the Fund's average daily

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

net assets. Amounts incurred and paid to VCM from July 1, 2019 through December 31, 2019 are $3,084 thousand and are reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. The amount incurred and paid to AMCO from January 1, 2019 through June 30, 2019, was $3,033 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

In addition, the Fund invests in affiliated USAA exchange-traded fund(s) ("affiliated ETFs"). The Fund's Adviser fee is reimbursed by VCM (and previously AMCO) to the extent of the indirect Adviser fee incurred through the Fund's proportional investment in the affiliated ETF(s). For the period from July 1, 2019 through December 31, 2019, the Fund's Adviser fee was reimbursed by VCM in an amount of $13 thousand, of which $13 thousand is receivable from VCM. For the period from January 1, 2019 through June 30, 2019, the Fund's Adviser fee was reimbursed by AMCO in an amount of $5 thousand.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2019, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for the Fund Shares and 0.05% of average daily net assets of the Institutional Shares. Amounts incurred from July 1, 2019 through December 31, 2019, were $9 and $254 thousand for Fund Shares and Institutional Shares, respectively. These amounts are presented on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for the Fund Shares and 0.05% of average daily net assets of the Institutional Shares. Amounts incurred from January 1, 2019 through June 30, 2019, were $8 and $250 thousand for Fund Shares and Institutional Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to December 31, 2019, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund under the Fund Administration, Servicing, and Accounting Agreement.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through December 31, 2019, were $8 and $254 thousand for Fund Shares and Institutional Shares, respectively. Amounts incurred and paid to SAS from January 1, 2019 through June 30, 2019, were $8 and $250 thousand for Fund Shares and Institutional Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limits (excluding voluntary waivers) are 0.90% and 0.70% for Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, the following amounts are available to be repaid

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

to the Adviser (amounts in thousands). Amounts repaid to the Adviser during the year ended December 31, 2019, if any, are reflected on the Statement of Operations as "Expenses waived/reimbursed by Adviser."

Expires 12/31/2022
$249

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Prior to the Transaction on July 1, 2019, AMCO agreed, through April 30, 2020, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 0.90% and 0.70%, respectively, of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Share for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect. For the period from January 1, 2019 through June 30, 2019, the Fund incurred reimbursements of $240 thousand. This amount is reflected on the Statement of Operations as "Expenses waived/reimbursed by AMCO."

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The Fund focuses on stocks and ETFs that emphasize certain investment factors such as momentum, value, and quality, or that could lower volatility in the Fund's returns. The Fund uses quantitative analysis to allocate exposure to individual factors in an attempt to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund's volatility. The Fund will adjust its investments among asset classes and factor exposures to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading of portfolio holdings.

In an attempt to reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The Fund also invests in other derivatives, including equity futures. Futures typically are used as a liquid and economical means of managing tactical allocations to asset classes or factors.

Diversification in the Fund's portfolio, combined with the use of call and put options, is designed to provide the Fund with fairly consistent returns over a wide range of market environments.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $4 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended December 31, 2019 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,375	1	2.61%	$1,375

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, there were no permanent book-to- tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$22,419	$19,057	$41,476	$41,476

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$25,496	$14,833	$40,329	$40,329

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$—	$938	$938	$125,163	$126,101

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales, investment in PFICs and REIT adjustments.

During the tax year ended December 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$890,028	$131,978	$(7,948)	$124,030

9. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Fund does not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in the Fund's Schedule of Portfolio Investments. The affiliated underlying fund's annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended December 31, 2019 were as follows (amount in thousands):

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ (Depreciation)	Fair Value 12/31/2019	Dividend Income
Affiliated Holdings
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$1,807	$502	$—	$—	$—	$128	$2,437	$99
VictoryShares USAA MSCI International Value Momentum ETF	2,202	1,988	—	—	—	352	4,542	95
VictoryShares International Volatility Wtd ETF	—	5,034	—	—	—	432	5,466	34
Total	$4,009	$7,524	$—	$—	$—	$912	$12,445	$228

37

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
Fund Shares	$1,000.00	$1,068.90	$1,020.67	$4.69	$4.58	0.90%
Institutional Shares	1,000.00	1,069.80	1,021.68	3.65	3.57	0.70%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011) Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

43

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

44

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

The following federal tax information related to the Fund's fiscal year ended December 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2019 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Distributions(2)	Long-Term Capital Gain Distributions(2)
29%	31%	$2,371	$19,057

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

88394-0220

DECEMBER 31, 2019

Annual Report

USAA Nasdaq-100 Index Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Manager's Commentary on the Fund (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Supplemental Information (Unaudited)	28
Expense Example	28
Proxy Voting and Portfolio Holdings Information	28
Trustees' and Officers' Information	29
Additional Federal Income Tax Information	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

2

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust (Unaudited)

USAA Nasdaq-100 Index Fund

Manager's Commentary

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

•  What were the market conditions during the reporting period?

The broad U.S. equity market as measured by the S&P 500® Index registered a very strong return for 2019, outpacing the return of global stocks as measured by the MSCI All-Country World Index. However, it was the information technology heavy Nasdaq Composite Index that had even higher returns for the year.

Despite a few trade war related scares in the middle of the year, the market staged a strong fourth quarter to end the year and continued the longest bull market on record. U.S. equities surged during the year, aided by clear messaging from the U.S. Federal Reserve (the "Fed") of a continued accommodative stance along with additional liquidity in the overnight interbank lending market. Indications of continued U.S. economic growth led by the consumer, as well as improvement in economic activity overseas, boosted investor confidence. This confluence of a stable economic environment, an accommodative Fed, and a resolution in sight for the trade war helped push stocks higher throughout the year.

Growth-style investments continued their outperformance of the past few years in 2019 with a strong showing, led by information technology and communication services domestically, while the value-style investments underperformed the market. Regionally, the U.S. market outperformed the non-U.S. markets, aided by the information technology companies that also are globally dominant in their industries.

•  How did the USAA Nasdaq-100 Index Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Funds Shares and R6 Shares. The Fund closely tracked its benchmark, the broad-based Nasdaq-100 Index (the "Index"), during the reporting period ended December 31, 2019. The Fund Shares and R6 Shares had total returns of 38.86% and 38.99%, respectively, while the Index returned an impressive 39.46%. The Index represents 100 of the largest nonfinancial companies listed on The Nasdaq Stock Market® and is not available for direct investment.

•  Please describe sector performance during the reporting period.

U.S. large-cap equities outperformed mid-cap equities, represented by the S&P Midcap 400 Index, which returned 26.20%.

The top performing sectors over this period were information technology and communication services while energy was the weakest performing sector for the year.

Thank you for the opportunity to help you with your investment needs.

4

USAA Mutual Funds Trust (Unaudited)

USAA Nasdaq-100 Index Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

	Fund Shares	R6 Shares
INCEPTION DATE	10/27/00	3/1/17
	Net Asset Value	Net Asset Value	Nasdaq-100 Index*
One Year	38.86%	38.99%	39.46%
Five Year	16.31%	N/A	16.90%
Ten Year	17.34%	N/A	18.06%
Since Inception	5.62%	19.35%	N/A

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Nasdaq-100 Index Fund — Growth of $10,000

*Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market® based on market capitalization. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

"Nasdaq-100®," "Nasdaq-100 Index®," and "Nasdaq®" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

5

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	December 31, 2019

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index.

Top 10 Holdings*

12/31/19

(% of Net Assets)

Apple, Inc.	11.5%
Microsoft Corp.	10.6%
Amazon.com, Inc.	8.1%
Facebook, Inc., Class A	4.4%
Alphabet, Inc., Class A	4.1%
Alphabet, Inc., Class C	4.1%
Intel Corp.	2.9%
Comcast Corp., Class A	2.3%
Cisco Systems, Inc.	2.3%
PepsiCo, Inc.	2.1%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust
USAA Nasdaq-100 Index Fund (continued)  December 31, 2019

  (Unaudited)

Sector Allocation*:

12/31/19
(% of Net Assets)

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Nasdaq-100 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Nasdaq-100 Index Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

8

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (20.9%):
Activision Blizzard, Inc.	213,296	$12,674
Alphabet, Inc., Class A (a)	74,823	100,217
Alphabet, Inc., Class C (a)	74,773	99,973
Baidu, Inc., ADR (a)	76,763	9,703
Charter Communications, Inc., Class A (a)	59,631	28,926
Comcast Corp., Class A	1,260,410	56,680
Electronic Arts, Inc. (a)	81,064	8,715
Facebook, Inc., Class A (a)	523,765	107,503
Fox Corp., Class A	98,425	3,649
Fox Corp., Class B	73,899	2,690
Liberty Global PLC (a)	121,821	2,655
Liberty Global PLC, Class A (a)	50,397	1,146
NetEase, Inc., ADR	20,255	6,211
Netflix, Inc. (a)	121,674	39,370
Sirius XM Holdings, Inc. (b)	1,228,180	8,781
Take-Two Interactive Software, Inc. (a)	31,469	3,853
T-Mobile US, Inc. (a)	237,538	18,628
		511,374
Communications Equipment (2.3%):
Cisco Systems, Inc.	1,177,801	56,487
Consumer Discretionary (14.7%):
Amazon.com, Inc. (a)	107,910	199,401
Booking Holdings, Inc. (a)	11,621	23,866
Dollar Tree, Inc. (a)	65,706	6,180
eBay, Inc.	225,863	8,156
Expedia Group, Inc.	38,692	4,184
JD.com, Inc., ADR (a)	257,345	9,066
Lululemon Athletica, Inc. (a)	34,188	7,920
Marriott International, Inc., Class A	90,769	13,745
Mercadolibre, Inc. (a)	13,801	7,893
O'Reilly Automotive, Inc. (a)	21,006	9,206
Ross Stores, Inc.	100,429	11,692
Starbucks Corp.	327,887	28,828
Tesla, Inc. (a)	50,042	20,934
Trip.com Group Ltd. (a)	145,196	4,870
Ulta Beauty, Inc. (a)	16,339	4,136
		360,077
Consumer Staples (5.9%):
Costco Wholesale Corp.	122,655	36,051
Mondelez International, Inc., Class A	399,746	22,018
Monster Beverage Corp. (a)	149,279	9,487
PepsiCo, Inc.	387,144	52,911
The Kraft Heinz Co.	339,037	10,893
Walgreens Boots Alliance, Inc.	247,801	14,610
		145,970

See notes to financial statements

9

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Electronic Equipment, Instruments & Components (0.2%):
CDW Corp.	39,891	$5,698
Financials (0.2%):
Willis Towers Watson PLC	35,696	7,209
Health Care (7.3%):
Alexion Pharmaceuticals, Inc. (a)	61,438	6,645
Align Technology, Inc. (a)	21,881	6,106
Amgen, Inc.	164,966	39,767
Biogen, Inc. (a)	50,097	14,865
BioMarin Pharmaceutical, Inc. (a)	49,870	4,217
Cerner Corp.	87,204	6,400
Gilead Sciences, Inc.	351,249	22,824
IDEXX Laboratories, Inc. (a)	23,816	6,219
Illumina, Inc. (a)	40,812	13,539
Incyte Pharmaceuticals, Inc. (a)	59,802	5,222
Intuitive Surgical, Inc. (a)	32,087	18,968
Regeneron Pharmaceuticals, Inc. (a)	29,970	11,253
Seattle Genetics, Inc. (a)	47,583	5,437
Vertex Pharmaceuticals, Inc. (a)	71,394	15,632
		177,094
Industrials (2.6%):
American Airlines Group, Inc.	121,620	3,488
Cintas Corp.	28,735	7,732
Copart, Inc. (a)	64,537	5,869
CoStar Group, Inc. (a) (c)	10,171	6,085
CSX Corp.	217,204	15,717
Fastenal Co.	159,231	5,884
PACCAR, Inc.	96,027	7,596
United Airlines Holdings, Inc. (a)	70,254	6,189
Verisk Analytics, Inc., Class A	45,496	6,795
		65,355
IT Services (4.1%):
Automatic Data Processing, Inc.	120,132	20,483
Cognizant Technology Solutions Corp., Class A	152,024	9,429
Fiserv, Inc. (a)	188,763	21,827
Paychex, Inc.	99,378	8,453
PayPal Holdings, Inc. (a)	325,997	35,262
VeriSign, Inc. (a)	32,597	6,281
		101,735
Semiconductors & Semiconductor Equipment (13.2%):
Advanced Micro Devices, Inc. (a)	309,182	14,179
Analog Devices, Inc.	102,254	12,152
Applied Materials, Inc.	256,466	15,655
ASML Holding NV, NYS	20,562	6,085
Broadcom, Inc.	110,130	34,803
Intel Corp.	1,207,713	72,281
KLA Corp.	43,809	7,805
Lam Research Corp.	40,279	11,778
See notes to financial statements

10

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Maxim Integrated Products, Inc.	75,131	$4,621
Microchip Technology, Inc. (b)	66,349	6,948
Micron Technology, Inc. (a)	307,356	16,530
NVIDIA Corp.	169,913	39,981
NXP Semiconductor NV	77,607	9,876
QUALCOMM, Inc.	317,016	27,970
Skyworks Solutions, Inc.	47,302	5,718
Texas Instruments, Inc.	259,526	33,295
Xilinx, Inc.	69,816	6,826
		326,503
Software (15.3%):
Adobe, Inc. (a)	134,397	44,325
ANSYS, Inc. (a)	23,374	6,017
Autodesk, Inc. (a)	60,965	11,185
Cadence Design Systems, Inc. (a)	77,902	5,403
Check Point Software Technologies Ltd. (a)	42,267	4,690
Citrix Systems, Inc.	36,154	4,009
Intuit, Inc.	72,270	18,930
Microsoft Corp.(c)	1,660,400	261,844
Splunk, Inc. (a)	42,017	6,293
Synopsys, Inc. (a)	41,725	5,808
Workday, Inc., Class A (a)	45,532	7,488
		375,992
Technology Hardware, Storage & Peripherals (11.9%):
Apple, Inc.	967,071	283,981
NetApp, Inc.	63,364	3,944
Western Digital Corp.	82,570	5,241
		293,166
Utilities (0.9%):
Exelon Corp.	269,892	12,305
Xcel Energy, Inc.	148,877	9,452
		21,757
Total Common Stocks (Cost $1,126,231)		2,448,417
Collateral for Securities Loaned (0.3%)^
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (d)	7,912,200	7,912
Total Collateral for Securities Loaned (Cost $7,912)		7,912
Total Investments (Cost $1,134,143) — 99.8%		2,456,329
Other assets in excess of liabilities — 0.2%		5,210
NET ASSETS — 100.00%		$2,461,539

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

See notes to financial statements

11

USAA Mutual Funds Trust USAA Nasdaq-100 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(c)  All or a portion of this security has been designated as collateral for futures contracts.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Futures	68	3/20/20	$11,465,476	$11,903,060	$437,584
	Total unrealized appreciation				$437,584
	Total unrealized depreciation				—
	Total net unrealized appreciation(depreciation)				$437,584

See notes to financial statements

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Nasdaq-100 Index Fund
Assets:
Investments, at value (Cost $1,134,143)	$2,456,329	(a)
Cash and cash equivalents	7,828
Deposits with brokers for futures contracts	3,926
Receivables:
Interest and dividends	953
Capital shares issued	2,989
Variation margin on open futures contracts	26
From Adviser	2
Prepaid expenses	55
Total assets	2,472,108
Liabilities:
Payables:
Collateral received on loaned securities	7,912
Capital shares redeemed	1,562
Accrued expenses and other payables:
Investment advisory fees	408
Administration fees	305
Custodian fees	63
Transfer agent fees	143
Compliance fees	2
Trustees' fees	1
Other accrued expenses	173
Total liabilities	10,569
Net Assets:
Capital	1,109,197
Total distributable earnings/(loss)	1,352,342
Net assets	$2,461,539
Net Assets
Fund Shares	2,442,662
R6 Shares	18,877
Total	$2,461,539
Shares (unlimited number of shares authorized with no par value):
Fund Shares	100,323
R6 Shares	775
Total	101,098
Net asset value, offering and redemption price per share: (b)
Fund Shares	$24.35
R6 Shares	24.35

(a)  Includes $7,655 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

USAA Nasdaq-100 Index Fund
Investment Income:
Dividends	$22,869
Interest	728
Securities lending (net of fees)	86
Foreign tax withholding	(21)
Total income	23,662
Expenses:
Investment advisory fees	4,279
Administration fees — Fund Shares	3,185
Administration fees — R6 Shares	8
Sub-Administration fees	10
Professional fees	8
Custodian fees	180
Transfer agent fees — Fund Shares	1,916
Transfer agent fees — R6 Shares	2
Trustees' fees	40
Compliance fees	8
Legal and audit fees	128
State registration and filing fees	63
Interest expense on interfund lending	1
Other expenses	350
Total expenses	10,178
Expenses waived/reimbursed by AMCO	(4)
Net Expenses	10,174
Net Investment Income (Loss)	13,488
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	41,088
Net realized gains (losses) from futures contracts	7,888
Net change in unrealized appreciation/depreciation on from investment securities	623,809
Net change in unrealized appreciation/depreciation on futures contracts	1,461
Net realized/unrealized gains (losses) on investments	674,246
Change in net assets resulting from operations	$687,734

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Nasdaq-100 Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$13,488	$12,045
Net realized gains (losses) from investments	48,976	(9,159)
Net change in unrealized appreciation/depreciation on investments	625,270	(31,430)
Change in net assets resulting from operations	687,734	(28,544)
Distributions to Shareholders:
Fund Shares	(21,297)	(11,919)
R6 Shares	(172)	(102)
Change in net assets resulting from distributions to shareholders	(21,469)	(12,021)
Change in net assets resulting from capital transactions	31,933	174,465
Capital Contribution from USAA Transfer Agency Company	—	2
Change in net assets	698,198	133,902
Net Assets:
Beginning of period	1,763,341	1,629,439
End of period	$2,461,539	$1,763,341
Capital Transactions:
Fund Shares
Proceeds from shares issued	$415,059	$561,585
Distributions reinvested	20,918	11,729
Cost of shares redeemed	(405,319)	(406,356)
Total Fund Shares	$30,658	$166,958
R6 Shares
Proceeds from shares issued	$6,125	$9,596
Distributions reinvested	99	55
Cost of shares redeemed	(4,949)	(2,144)
Total R6 Shares	$1,275	$7,507
Change in net assets resulting from capital transactions	$31,933	$174,465
Share Transactions:
Fund Shares
Issued	19,540	28,715
Reinvested	861	665
Redeemed	(19,046)	(21,155)
Total Fund Shares	1,355	8,225
R6 Shares
Issued	287	494
Reinvested	4	3
Redeemed	(232)	(109)
Total R6 Shares	59	388
Change in Shares	1,414	8,613

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Nasdaq-100 Index Fund
Fund Shares
Year Ended December 31, 2019	$17.69	0.13	(d)	6.74	6.87	(0.13)	(0.08)
Year Ended December 31, 2018	$17.89	0.11		(0.18)	(0.07)	(0.12)	(0.01)
Year Ended December 31, 2017	$13.79	0.07		4.38	4.45	(0.08)	(0.27)
Year Ended December 31, 2016	$12.99	0.09		0.78	0.87	(0.07)	—
Year Ended December 31, 2015	$12.23	0.08	(d)	1.04	1.12	(0.08)	(0.28)
R6 Shares
Year Ended December 31, 2019	$17.68	0.15	(d)	6.74	6.89	(0.14)	(0.08)
Year Ended December 31, 2018	$17.89	0.12		(0.18)	(0.06)	(0.14)	(0.01)
March 1, 2017 (e) through December 31, 2017	$15.31	0.08		2.87	2.95	(0.10)	(0.27)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limit in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Commencement of operations.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Nasdaq-100 Index Fund
Fund Shares
Year Ended December 31, 2019	(0.21)	$24.35	38.86%	0.48%	0.63%	0.48%	$2,442,662	9%
Year Ended December 31, 2018	(0.13)	$17.69	(0.44)%	0.48%	0.64%	0.48%	$1,750,674	5%
Year Ended December 31, 2017	(0.35)	$17.89	32.29%	0.51%	0.60%	0.51%	$1,623,579	5%
Year Ended December 31, 2016	(0.07)	$13.79	6.68%	0.53%	0.77%	0.53%	$1,078,319	4%
Year Ended December 31, 2015	(0.36)	$12.99	9.09%	0.57%	0.62%	0.57%	$935,004	10%
R6 Shares
Year Ended December 31, 2019	(0.22)	$24.35	38.99%	0.39%	0.71%	0.42%	$18,877	9%
Year Ended December 31, 2018	(0.15)	$17.68	(0.38)%	0.40%	0.72%	0.45%	$12,667	5%
March 1, 2017 (e) through December 31, 2017	(0.37)	$17.89	19.27%	0.40%	0.66%	1.01%	$5,860	5%

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Nasdaq-100 Index Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and R6 Shares. The Fund is classified as non-diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations typically are categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,448,417	$—	$—	$2,448,417
Collateral for Securities Loaned	7,912	—	—	7,912
Total	$2,456,329	—	—	$2,456,329
Other Financial Investments^:
Assets:
Futures Contracts	438	—	—	438
Total	$438	$—	$—	$438

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. With exchange-listed futures contracts, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2019, did not include master netting provisions.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure:	$438

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$7,888	$1,461

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Schedule of Portfolio Investments and Financial Statements while

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$7,655	$—	$7,912

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$219,137	$178,849

There were no purchases and sales of U.S. government securities during the year ended December 31, 2019.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annual rate of 0.20% of the Fund's average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through December 31, 2019, was $2,263 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund. The Manager was authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments (NTI), under which NTI directed the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. The amount incurred and paid to AMCO from January 1, 2019 through June 30, 2019, was $2,016 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital's internal investment team, Victory Solutions, began managing the Fund's assets. NTI no longer serves as a subadviser to the Fund.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for the Fund Shares and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from July 1, 2019 through December 31, 2019, were $1,684 and $4 thousand for Fund Shares and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for the Fund Shares and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from January 1, 2019 through June 30, 2019, were $1,501 and $4 thousand for Fund Shares and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 to December 31, 2019, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund under the Fund Administration, Servicing, and Accounting Agreement.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.01% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through December 31, 2019, were $1,023 and $1 thousand for Fund Shares and R6 Shares, respectively. Amounts incurred and paid to SAS from January 1, 2019 through June 30, 2019, were $893 and $1 thousand for Fund Shares and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limits (excluding voluntary waivers) were 0.48% and 0.40% for Fund Shares and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, there are no amounts available to be repaid to the Adviser.

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Prior to the Transaction on July 1, 2019, AMCO agreed, through April 30, 2020, to limit the total annual operating expenses of the R6 Shares to 0.40% of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the R6 Share for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect. For the period from January 1, 2019 through June 30, 2019, the Fund incurred reimbursements of $4 thousand. This amount is reflected on the Statement of Operations as "Expenses waived/reimbursed by AMCO."

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event compared to those of a diversified fund.

The returns from a specific type of security or sector may trail returns from other asset classes, sectors, or the overall market. For example, the stocks that make up the Nasdaq-100 Index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund's performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund's cash flow may affect how closely the Fund will track the Nasdaq-100 Index.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $8 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for the Fund during the year ended December 31, 2019 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$5,839	2	2.13%	$6,245

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$13,537	$7,932	$21,469	$21,469

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$12,021	$—	$12,021	$12,021

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
$8,402	$29,724	$38,126	$(6)	$1,314,222	$1,352,342

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and non-REIT return of capital dividend adjustments.

During the tax year ended December 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,142,107	$1,350,187	$(35,965)	$1,314,222

27

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
Fund Shares	$1,000.00	$1,142.00	$1,022.84	$2.54	$2.40	0.47%
R6 Shares	1,000.00	1,142.40	1,023.39	1.94	1.84	0.36%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

28

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

29

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

30

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

31

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

32

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011)
Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

34

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

The following federal tax information related to the Fund's fiscal year ended December 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2019 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Long-Term Capital Gain Distributions(2)
100%	100%	$7,932

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

37732-0220

DECEMBER 31, 2019

Annual Report

USAA 500 Index Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Manager's Commentary on the Fund (Unaudited)	4
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Supplemental Information (Unaudited)	36
Expense Example	36
Proxy Voting and Portfolio Holdings Information	36
Trustees' and Officers' Information	37
Additional Federal Income Tax Information	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

2

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust (Unaudited)

USAA 500 Index Fund

Manager's Commentary

Victory Solutions
Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

•  What were the market conditions during the reporting period?

The year 2019 was very good for stocks, especially in the United States. The broad U.S. equity market as measured by the S&P 500® Index registered a very strong return for 2019, outpacing the return of global stocks as measured by the MSCI All-Country World Index. However, it was the information technology heavy Nasdaq Composite Index that had even higher returns for the year. On the flip side, international and emerging market equity securities lagged the global market even though they were both up double digits in absolute terms.

Despite a few trade war related scares in the middle of the year, the market staged a strong fourth quarter to end the year and continued the longest bull market on record. U.S. equities surged during the year, aided by clear messaging from the U.S. Federal Reserve (the "Fed") of a continued accommodative stance along with additional liquidity in the overnight interbank lending market. Indications of continued U.S. economic growth led by the consumer, as well as improvement in economic activity overseas, boosted investor confidence. This confluence of a stable economic environment, an accommodative Fed, and a resolution in sight for the trade war helped push stocks higher throughout the year.

Growth-style investments continued their outperformance of the past few years in 2019 with a strong showing, led by information technology and communication services domestically, while the value-style investments underperformed the market. Regionally, the U.S. market outperformed the non-U.S. markets, aided by the information technology companies that also are globally dominant in their industries.

•  How did the USAA 500 Index Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Member Shares and Reward Shares. For the reporting period ended December 31, 2019, the Fund closely tracked its benchmark, the broad-based Victory US Large Cap 500 Index (the "Index") with the Member Shares and Reward Shares returning 31.19% and 31.29%, respectively, versus the Index, which returned 31.88%. The Index emphasizes large U.S. company stocks and is not available for direct investment.

•  Please describe sector performance during the reporting period.

Large-cap U.S. equity securities outperformed developed equity securities outside of the United States, as represented by the MSCI All-Country World ex U.S. Index, which returned 21.51%.

Information technology stocks were the highlight performers, while communications services and consumer discretionary also were strong contributors. Energy stocks trailed the rest of the market during the reporting period.

Thank you for the opportunity to help you with your investment needs.

4

USAA Mutual Funds Trust (Unaudited)

USAA 500 Index Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

	Member Shares	Reward Shares
INCEPTION DATE	5/1/96	5/1/02

	Net Asset Value	Net Asset Value	Victory US Large Cap 500 Index[1]	S&P 500 Index[2]
One Year	31.19%	31.29%	31.88%	31.49%
Five Year	11.42%	11.53%	11.87%	11.69%
Ten Year	13.28%	13.40%	13.56%	13.55%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA 500 Index Fund — Growth of $10,000

1The Victory US Large Cap 500 Index emphasizes stocks of large U.S. companies. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

"Standard & Poor's®," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. • Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

5

USAA Mutual Funds Trust USAA 500 Index Fund	December 31, 2019

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index.

Top 10 Holdings*

12/31/19

(% of Net Assets)

Apple, Inc.	4.9%
Microsoft Corp.	4.5%
Amazon.com, Inc.	3.1%
Alphabet, Inc., Class C	3.1%
Berkshire Hathaway, Inc., Class B	1.9%
Facebook, Inc., Class A	1.7%
JPMorgan Chase & Co.	1.6%
Johnson & Johnson	1.4%
Visa, Inc., Class A	1.3%
The Procter & Gamble Co.	1.2%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

6

USAA Mutual Funds Trust USAA 500 Index Fund (continued)	December 31, 2019

  (Unaudited)

Sector Allocation*:

12/31/19
(% of Net Assets)

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA 500 Index Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

8

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (10.5%):
Activision Blizzard, Inc.	199,069	$11,829
Alphabet, Inc., Class C (a)	188,769	252,387
Altice USA, Inc., Class A (a)	23,370	639
AT&T, Inc.	2,252,254	88,018
CenturyLink, Inc.	300,377	3,968
Charter Communications, Inc., Class A (a)	47,200	22,896
Comcast Corp., Class A	1,356,573	61,004
Discovery, Inc., Class A (a)	38,794	1,270
DISH Network Corp., Class A (a)	67,792	2,405
Electronic Arts, Inc. (a)	90,022	9,678
Facebook, Inc., Class A (a)	692,461	142,128
Fox Corp., Class A	97,708	3,622
InterActive Corp. (a)	19,908	4,959
Liberty Broadband Corp., Class A (a)	51,804	6,453
Liberty Media Corp-Liberty SiriusXM, Class A (a)	86,446	4,179
Live Nation Entertainment, Inc. (a)	43,419	3,103
Match Group, Inc. (a) (b)	10,138	832
Netflix, Inc. (a)	132,245	42,791
Omnicom Group, Inc.	67,130	5,439
Pinterest, Inc. (a)	24,921	465
Sirius XM Holdings, Inc. (b)	420,780	3,009
Snap, Inc. (a)	321,102	5,244
Sprint Corp. (a)	215,526	1,123
Take-Two Interactive Software, Inc. (a)	35,319	4,324
The Walt Disney Co.	502,503	72,677
T-Mobile US, Inc. (a)	103,831	8,142
Twitter, Inc. (a)	236,817	7,590
Verizon Communications, Inc.	1,261,567	77,460
ViacomCBS, Inc., Class B	159,381	6,689
		854,323
Consumer Discretionary (9.8%):
Advance Auto Parts, Inc.	19,309	3,093
Amazon.com, Inc. (a)	136,601	252,416
Aramark	62,178	2,699
AutoZone, Inc. (a)	6,877	8,193
Best Buy Co., Inc.	66,205	5,813
Booking Holdings, Inc. (a)	12,905	26,503
Bright Horizons Family Solutions, Inc. (a)	16,603	2,495
Burlington Stores, Inc. (a)	17,601	4,014
CarMax, Inc. (a)	46,921	4,114
Carnival Corp.	127,876	6,500
Carvana Co. (a) (b)	3,470	319
Chewy, Inc. (a) (b)	15,689	455
Chipotle Mexican Grill, Inc. (a)	8,570	7,174
D.R. Horton, Inc.	99,109	5,228
Darden Restaurants, Inc.	34,583	3,770
Dollar General Corp.	70,147	10,942

See notes to financial statements.

9

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dollar Tree, Inc. (a)	58,995	$5,548
eBay, Inc.	253,492	9,154
Expedia Group, Inc.	41,433	4,481
Ford Motor Co.	1,190,876	11,075
General Motors Co., Class C	379,595	13,893
Genuine Parts Co.	44,796	4,759
Hasbro, Inc.	37,251	3,934
Hilton Worldwide Holdings, Inc.	84,219	9,341
Las Vegas Sands Corp. (c)	120,918	8,348
Lennar Corp., Class A	81,360	4,539
Lowe's Cos., Inc.	231,289	27,698
Marriott International, Inc., Class A	94,366	14,290
McDonald's Corp.	214,900	42,467
MGM Resorts International	140,198	4,664
Nike, Inc., Class B	395,729	40,092
Norwegian Cruise Line Holdings Ltd. (a)	55,827	3,261
NVR, Inc. (a)	1,139	4,338
O'Reilly Automotive, Inc. (a)	23,575	10,332
Roku, Inc. (a)	5,719	766
Ross Stores, Inc.	98,476	11,465
Royal Caribbean Cruises Ltd.	57,069	7,619
Starbucks Corp.	360,249	31,673
Target Corp.	157,898	20,244
Tesla, Inc. (a)	40,201	16,818
The Home Depot, Inc.	339,899	74,226
The TJX Cos., Inc.	374,908	22,892
Tiffany & Co.	35,407	4,732
Tractor Supply Co.	36,500	3,411
Ulta Beauty, Inc. (a)	17,811	4,509
Vail Resorts, Inc.	11,380	2,729
VF Corp.	108,724	10,835
Wayfair, Inc. (a) (b)	14,537	1,314
Wynn Resorts Ltd.	29,578	4,107
Yum! Brands, Inc.	88,294	8,894
		792,176
Consumer Staples (7.4%):
Altria Group, Inc.	582,102	29,053
Archer-Daniels-Midland Co.	166,158	7,701
Beyond Meat, Inc. (a) (b)	14,731	1,114
Brown-Forman Corp., Class B	81,448	5,506
Campbell Soup Co.	66,291	3,276
Church & Dwight Co., Inc.	75,662	5,322
Colgate-Palmolive Co.	258,619	17,803
Conagra Brands, Inc.	135,678	4,646
Constellation Brands, Inc., Class A	52,154	9,896
Costco Wholesale Corp.	133,311	39,183
General Mills, Inc.	186,345	9,981
Hormel Foods Corp.	91,204	4,114
Kellogg Co.	82,790	5,726
Keurig Dr Pepper, Inc.	87,670	2,538

See notes to financial statements.

10

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kimberly-Clark Corp.	106,817	$14,693
Lamb Weston Holdings, Inc.	41,201	3,545
McCormick & Co., Inc.	30,428	5,165
Molson Coors Beverage Co., Class B	41,869	2,257
Mondelez International, Inc., Class A	439,199	24,190
Monster Beverage Corp. (a)	119,923	7,621
PepsiCo, Inc.	434,502	59,383
Philip Morris International, Inc.	474,599	40,383
Sysco Corp.	155,638	13,313
The Clorox Co.	38,695	5,941
The Coca-Cola Co.	1,278,822	70,783
The Estee Lauder Cos., Inc., Class A	62,713	12,953
The Hershey Co.	43,307	6,365
The J.M. Smucker Co.	35,165	3,662
The Kraft Heinz Co.	212,284	6,821
The Kroger Co.	249,901	7,245
The Procter & Gamble Co.	760,705	95,012
Tyson Foods, Inc., Class A	76,554	6,969
Walgreens Boots Alliance, Inc.	245,910	14,499
Walmart, Inc.	465,292	55,295
		601,954
Energy (4.1%):
Baker Hughes Co.	208,761	5,351
Cheniere Energy, Inc. (a)	79,380	4,848
Chevron Corp.	570,584	68,761
Concho Resources, Inc.	46,156	4,042
ConocoPhillips	338,306	22,000
Continental Resources, Inc.	28,020	961
Diamondback Energy, Inc.	44,731	4,154
EOG Resources, Inc.	162,194	13,585
Exxon Mobil Corp.	1,276,765	89,092
Halliburton Co.	273,521	6,693
Hess Corp.	75,956	5,075
Kinder Morgan, Inc.	661,182	13,997
Marathon Oil Corp.	215,147	2,922
Marathon Petroleum Corp.	193,808	11,677
Noble Energy, Inc.	125,504	3,118
Occidental Petroleum Corp.	278,355	11,471
ONEOK, Inc.	126,006	9,535
Phillips 66	135,545	15,101
Pioneer Natural Resources Co.	50,528	7,648
Schlumberger Ltd.	422,290	16,976
The Williams Cos., Inc.	377,671	8,958
Valero Energy Corp.	126,611	11,857
		337,822
Financials (13.3%):
Aflac, Inc.	214,272	11,335
Alleghany Corp. (a)	4,296	3,435
Ally Financial, Inc.	113,442	3,467

See notes to financial statements.

11

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
American Express Co.	217,396	$27,064
American International Group, Inc.	259,660	13,328
Ameriprise Financial, Inc.	39,062	6,507
Annaly Capital Management, Inc.	426,854	4,021
Arch Capital Group Ltd. (a)	99,705	4,276
Arthur J. Gallagher & Co.	57,508	5,476
AXA Equitable Holdings, Inc.	136,424	3,381
Bank of America Corp.	2,655,328	93,521
Berkshire Hathaway, Inc., Class B (a)	683,350	154,778
BlackRock, Inc., Class A	39,699	19,957
Brown & Brown, Inc.	73,005	2,882
Capital One Financial Corp.	140,535	14,462
Cboe Global Markets, Inc.	31,635	3,796
Cincinnati Financial Corp.	47,156	4,958
Citigroup, Inc.	665,955	53,203
Citizens Financial Group, Inc.	134,031	5,443
CME Group, Inc.	88,091	17,682
CNA Financial Corp.	9,795	439
Comerica, Inc.	44,918	3,223
Discover Financial Services	90,479	7,674
E*TRADE Financial Corp.	65,949	2,992
Erie Indemnity Co., Class A (b)	5,757	956
Everest Re Group Ltd.	9,096	2,518
FactSet Research Systems, Inc.	11,326	3,039
Fidelity National Financial, Inc., Class A	78,496	3,560
Fifth Third BanCorp.	211,819	6,511
First Republic Bank	51,314	6,027
Franklin Resources, Inc.	94,752	2,462
Globe Life, Inc.	31,611	3,327
Huntington Bancshares, Inc.	294,704	4,444
Intercontinental Exchange, Inc.	168,033	15,551
JPMorgan Chase & Co.	956,743	133,371
KeyCorp	303,679	6,146
Lincoln National Corp.	61,799	3,647
Loews Corp.	81,950	4,302
M&T Bank Corp.	41,118	6,980
Markel Corp. (a)	4,304	4,920
MarketAxess Holdings, Inc.	9,702	3,678
Marsh & McLennan Cos., Inc.	145,666	16,230
MetLife, Inc.	256,391	13,068
Moody's Corp.	53,875	12,790
Morgan Stanley	403,480	20,626
MSCI, Inc.	26,395	6,815
Nasdaq, Inc.	37,635	4,031
Northern Trust Corp.	66,022	7,014
Principal Financial Group, Inc.	79,236	4,358
Prudential Financial, Inc.	125,262	11,742
Raymond James Financial, Inc.	40,951	3,663
Regions Financial Corp.	300,578	5,158
Reinsurance Group of America, Inc.	18,893	3,081

See notes to financial statements.

12

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
S&P Global, Inc.	73,749	$20,137
State Street Corp.	109,726	8,679
SVB Financial Group (a)	14,377	3,609
Synchrony Financial	182,276	6,564
T. Rowe Price Group, Inc.	72,047	8,778
TD Ameritrade Holding Corp.	69,147	3,437
The Allstate Corp.	100,944	11,351
The Bank of New York Mellon Corp.	275,255	13,854
The Charles Schwab Corp.	379,204	18,035
The Goldman Sachs Group, Inc.	110,332	25,368
The Hartford Financial Services Group, Inc.	105,213	6,394
The PNC Financial Services Group, Inc.	136,532	21,795
The Progressive Corp.	182,169	13,187
The Travelers Cos., Inc.	80,427	11,014
Trust Financial Corp.	417,956	23,539
U.S. Bancorp	471,302	27,943
W.R. Berkley Corp.	38,557	2,664
Wells Fargo & Co.	1,262,366	67,915
		1,081,578
Health Care (13.6%):
Abbott Laboratories	545,245	47,360
AbbVie, Inc.	455,945	40,369
Agilent Technologies, Inc.	89,324	7,620
Alexion Pharmaceuticals, Inc. (a)	58,792	6,358
Align Technology, Inc. (a)	22,490	6,276
Allergan PLC	102,290	19,555
AmerisourceBergen Corp.	48,630	4,135
Amgen, Inc.	173,452	41,815
Anthem, Inc.	77,346	23,361
Baxter International, Inc.	159,088	13,303
Becton, Dickinson & Co.	78,065	21,231
Biogen, Inc. (a)	51,490	15,279
BioMarin Pharmaceutical, Inc. (a)	43,598	3,686
Bio-Rad Laboratories, Inc., Class A (a)	5,865	2,170
Boston Scientific Corp. (a)	379,451	17,159
Bristol-Myers Squibb Co.	715,063	45,900
Cardinal Health, Inc.	85,382	4,319
Centene Corp. (a)	108,579	6,826
Cerner Corp.	97,872	7,183
Cigna Corp.	107,784	22,041
CVS Health Corp.	384,041	28,530
Danaher Corp.	202,720	31,113
DENTSPLY SIRONA, Inc.	69,303	3,922
Dexcom, Inc. (a)	24,017	5,253
Edwards Lifesciences Corp. (a)	64,990	15,162
Elanco Animal Health, Inc. (a)	100,322	2,954
Eli Lilly & Co.	277,129	36,423
Exact Sciences Corp. (a)	43,462	4,019
Gilead Sciences, Inc.	369,317	23,998

See notes to financial statements.

13

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
HCA Healthcare, Inc.	83,437	$12,333
Hologic, Inc. (a)	64,204	3,352
Humana, Inc.	37,789	13,850
IDEXX Laboratories, Inc. (a)	25,041	6,539
Illumina, Inc. (a)	37,608	12,476
Incyte Pharmaceuticals, Inc. (a)	67,117	5,861
Intuitive Surgical, Inc. (a)	32,601	19,272
IQVIA Holdings, Inc. (a)	59,825	9,244
Johnson & Johnson	794,186	115,849
Laboratory Corp. of America Holdings (a)	30,256	5,118
McKesson Corp.	56,146	7,766
Merck & Co., Inc.	793,320	72,152
Mettler-Toledo International, Inc. (a)	6,710	5,323
Pfizer, Inc.	1,724,415	67,563
Quest Diagnostics, Inc.	41,529	4,435
Regeneron Pharmaceuticals, Inc. (a)	20,894	7,845
ResMed, Inc.	41,974	6,505
Seattle Genetics, Inc. (a)	43,285	4,946
Stryker Corp.	105,610	22,172
Teleflex, Inc.	12,300	4,630
The Cooper Co., Inc.	13,658	4,388
Thermo Fisher Scientific, Inc.	122,317	39,737
UnitedHealth Group, Inc.	292,104	85,872
Universal Health Services, Inc., Class B	24,380	3,498
Varian Medical Systems, Inc. (a)	28,025	3,980
Veeva Systems, Inc., Class A (a)	31,880	4,484
Vertex Pharmaceuticals, Inc. (a)	63,258	13,850
Waters Corp. (a)	18,175	4,247
WellCare Health Plans, Inc. (a)	14,518	4,794
West Pharmaceutical Services, Inc.	19,415	2,919
Zimmer Biomet Holdings, Inc.	64,091	9,593
Zoetis, Inc.	135,915	17,988
		1,109,901
Industrials (8.6%):
3M Co.	173,525	30,613
American Airlines Group, Inc.	106,324	3,049
AMETEK, Inc.	71,229	7,104
Arconic, Inc.	133,483	4,107
C.H. Robinson Worldwide, Inc.	41,256	3,226
Caterpillar, Inc.	166,768	24,629
Cintas Corp.	29,534	7,947
Copart, Inc. (a)	69,382	6,310
CoStar Group, Inc. (a) (c)	11,175	6,686
CSX Corp.	219,353	15,872
Cummins, Inc.	47,235	8,453
Deere & Co.	92,949	16,105
Delta Air Lines, Inc.	188,795	11,040
Dover Corp.	45,265	5,217
Eaton Corp. PLC	128,814	12,201

See notes to financial statements.

14

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Emerson Electric Co.	183,816	$14,018
Equifax, Inc.	33,758	4,730
Expeditors International of Washington, Inc.	51,948	4,053
Fastenal Co.	176,828	6,534
FedEx Corp.	74,453	11,258
Fortive Corp.	74,897	5,721
General Dynamics Corp.	70,220	12,383
General Electric Co.	2,520,826	28,132
HEICO Corp., Class A	21,121	1,891
Honeywell International, Inc.	217,959	38,579
IDEX Corp.	19,958	3,433
Illinois Tool Works, Inc.	89,607	16,096
J.B. Hunt Transport Services, Inc.	23,072	2,694
Jacobs Engineering Group, Inc.	38,898	3,494
Johnson Controls International PLC	281,872	11,475
Kansas City Southern	30,885	4,730
L3Harris Technologies, Inc.	63,807	12,625
Lennox International, Inc.	9,731	2,374
Lockheed Martin Corp.	86,967	33,863
Lyft, Inc., Class A (a)	10,565	455
Masco Corp.	88,525	4,248
Norfolk Southern Corp.	79,537	15,441
Northrop Grumman Corp.	46,986	16,162
Old Dominion Freight Line, Inc.	19,375	3,677
PACCAR, Inc.	107,773	8,525
Parker-Hannifin Corp.	39,608	8,152
Raytheon Co.	86,773	19,067
Republic Services, Inc., Class A	62,807	5,629
Rockwell Automation, Inc.	35,625	7,220
Rollins, Inc.	50,478	1,674
Roper Technologies, Inc.	29,011	10,277
Southwest Airlines Co.	131,189	7,082
Stanley Black & Decker, Inc.	47,366	7,850
Teledyne Technologies, Inc. (a)	10,766	3,731
Textron, Inc.	55,403	2,471
The Boeing Co.	171,672	55,925
TransDigm Group, Inc.	14,929	8,360
TransUnion	51,262	4,389
Uber Technologies, Inc. (a)	363,676	10,816
Union Pacific Corp.	209,480	37,872
United Airlines Holdings, Inc. (a)	63,908	5,630
United Parcel Service, Inc., Class B	208,423	24,398
United Technologies Corp.	263,277	39,429
Verisk Analytics, Inc., Class A	51,061	7,625
W.W. Grainger, Inc. (b)	14,841	5,024
Wabtec Corp.	48,411	3,766
Waste Management, Inc.	130,801	14,906
Xylem, Inc.	52,568	4,142
		724,585
See notes to financial statements.

15

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (23.7%):
Adobe, Inc. (a)	147,662	$48,701
Advanced Micro Devices, Inc. (a)	347,003	15,914
Akamai Technologies, Inc. (a)	50,354	4,350
Amphenol Corp., Class A	78,771	8,526
Analog Devices, Inc.	105,098	12,490
ANSYS, Inc. (a)	26,667	6,864
Apple, Inc.	1,369,933	402,280
Applied Materials, Inc.	263,600	16,090
Arista Networks, Inc. (a)	19,295	3,925
Autodesk, Inc. (a)	63,510	11,652
Automatic Data Processing, Inc.	130,570	22,262
Booz Allen Hamilton Holdings Corp.	40,519	2,882
Broadcom, Inc.	97,580	30,837
Broadridge Financial Solutions, Inc.	35,347	4,367
Cadence Design Systems, Inc. (a)	86,512	6,000
CDW Corp.	44,299	6,328
Cisco Systems, Inc.	1,321,875	63,396
Citrix Systems, Inc.	40,149	4,453
Cognizant Technology Solutions Corp., Class A	167,028	10,359
Corning, Inc.	239,652	6,976
Crowdstrike Holdings, Inc., Class A (a)	6,051	302
Dell Technologies, Inc., Class C (a)	65,991	3,391
EPAM Systems, Inc. (a)	17,133	3,635
Fair Isaac Corp. (a)	8,644	3,239
Fidelity National Information Services, Inc.	185,460	25,796
Fiserv, Inc. (a)	169,482	19,597
FleetCor Technologies, Inc. (a)	23,340	6,715
Fortinet, Inc. (a)	47,123	5,031
Gartner, Inc. (a)	27,286	4,205
Global Payments, Inc.	87,735	16,017
GoDaddy, Inc., Class A (a)	20,493	1,392
Hewlett Packard Enterprises Co.	373,496	5,924
HP, Inc.	447,178	9,190
Intel Corp.	1,326,910	79,416
International Business Machines Corp.	270,152	36,211
Intuit, Inc.	73,427	19,233
Jack Henry & Associates, Inc.	20,693	3,014
Keysight Technologies, Inc. (a)	52,911	5,430
KLA Corp.	45,545	8,115
Lam Research Corp.	42,351	12,383
Leidos Holdings, Inc.	42,718	4,182
Marvell Technology Group Ltd.	156,191	4,149
Mastercard, Inc., Class A	282,856	84,457
Maxim Integrated Products, Inc.	72,782	4,477
Microchip Technology, Inc.	68,194	7,141
Micron Technology, Inc. (a)	345,312	18,571
Microsoft Corp. (c)	2,302,045	363,033
Motorola Solutions, Inc.	52,264	8,422
NetApp, Inc.	50,903	3,169

See notes to financial statements.

16

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NortonLifeLock, Inc.	171,715	$4,382
NVIDIA Corp.	186,683	43,927
Okta, Inc. (a)	11,488	1,325
Oracle Corp.	699,825	37,077
Palo Alto Networks, Inc. (a) (c)	29,559	6,836
Paychex, Inc.	97,446	8,289
Paycom Software, Inc. (a)	16,473	4,361
PayPal Holdings, Inc. (a)	362,023	39,160
QUALCOMM, Inc.	355,795	31,392
RingCentral, Inc., Class A (a)	18,937	3,194
Salesforce.com, Inc. (a)	261,840	42,586
ServiceNow, Inc. (a) (c)	57,530	16,242
Skyworks Solutions, Inc.	49,735	6,012
Splunk, Inc. (a)	42,461	6,359
Square, Inc., Class A (a)	72,851	4,558
SS&C Technologies Holdings, Inc.	67,140	4,122
Synopsys, Inc. (a)	43,391	6,040
Texas Instruments, Inc.	263,679	33,827
The Trade Desk, Inc., Class A (a)	9,443	2,453
The Western Union Co.	96,260	2,578
Twilio, Inc., Class A (a)	23,177	2,278
Tyler Technologies, Inc. (a)	10,997	3,299
Universal Display Corp.	11,280	2,324
VeriSign, Inc. (a)	31,963	6,159
Visa, Inc., Class A	546,603	102,706
VMware, Inc., Class A (a)	24,160	3,667
Western Digital Corp.	91,695	5,820
Workday, Inc., Class A (a)	29,165	4,796
Xilinx, Inc.	77,532	7,580
Zebra Technologies Corp. (a)	16,271	4,156
Zoom Video Communications, Inc. (a)	7,149	486
		1,902,480
Materials (1.9%):
Air Products & Chemicals, Inc.	67,963	15,971
Avery Dennison Corp.	23,828	3,117
Ball Corp.	92,276	5,968
Celanese Corp., Series A	35,285	4,344
CF Industries Holdings, Inc.	59,906	2,860
Corteva, Inc.	233,199	6,893
Dow, Inc.	228,616	12,512
DuPont de Nemours, Inc.	228,403	14,663
Ecolab, Inc.	84,143	16,239
FMC Corp.	35,711	3,565
Freeport-McMoRan, Inc.	433,064	5,682
International Flavors & Fragrances, Inc. (b)	26,617	3,434
International Paper Co.	120,896	5,567
Martin Marietta Materials, Inc.	19,475	5,446
Newmont Goldcorp Corp.	250,081	10,866
Nucor Corp.	84,536	4,758
Packaging Corp. of America	27,322	3,060

See notes to financial statements.

17

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PPG Industries, Inc.	71,354	$9,525
Southern Copper Corp.	27,893	1,185
The Sherwin-Williams Co.	27,249	15,901
Vulcan Materials Co.	39,505	5,688
		157,244
Real Estate (3.3%):
Alexandria Real Estate Equities, Inc.	35,881	5,798
American Tower Corp.	138,019	31,720
AvalonBay Communities, Inc.	45,809	9,606
Boston Properties, Inc.	47,672	6,572
Camden Property Trust	31,760	3,370
CBRE Group, Inc., Class A (a)	103,210	6,326
Crown Castle International Corp.	129,552	18,416
Digital Realty Trust, Inc.	68,460	8,197
Duke Realty Investments, Inc.	120,562	4,180
Equinix, Inc.	27,971	16,327
Equity LifeStyle Properties, Inc.	59,722	4,204
Equity Residential	115,713	9,363
Essex Property Trust, Inc.	21,675	6,521
Extra Space Storage, Inc.	42,479	4,487
Federal Realty Investment Trust	23,285	2,997
Healthpeak Properties, Inc.	162,343	5,596
Host Hotels & Resorts, Inc.	235,232	4,364
Invitation Homes, Inc.	165,984	4,975
Mid-America Apartment Communities, Inc.	37,413	4,933
Prologis, Inc.	207,211	18,471
Public Storage	50,992	10,859
Realty Income Corp.	98,348	7,241
Regency Centers Corp.	52,212	3,294
SBA Communications Corp.	36,933	8,900
Simon Property Group, Inc.	101,030	15,049
Sun Communities, Inc.	30,399	4,563
UDR, Inc.	96,121	4,489
Ventas, Inc.	122,256	7,059
VEREIT, Inc.	332,688	3,074
VICI Properties, Inc.	48,387	1,236
Vornado Realty Trust	56,964	3,788
W.P. Carey, Inc.	56,506	4,523
Welltower, Inc.	133,087	10,884
Weyerhaeuser Co.	217,520	6,569
		267,951
Utilities (3.3%):
AES Corp.	191,624	3,814
Alliant Energy Corp.	74,620	4,083
Ameren Corp.	76,662	5,888
American Electric Power Co., Inc.	152,294	14,393
American Water Works Co., Inc.	55,736	6,847
Aqua America, Inc.	65,131	3,057
Atmos Energy Corp.	34,838	3,897

See notes to financial statements.

18

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Avangrid, Inc.	18,243	$933
CenterPoint Energy, Inc.	154,850	4,223
CMS Energy Corp.	77,272	4,856
Consolidated Edison, Inc.	101,404	9,174
Dominion Energy, Inc.	256,473	21,240
DTE Energy Co.	52,928	6,874
Duke Energy Corp.	228,333	20,826
Edison International	104,682	7,894
Entergy Corp.	57,468	6,885
Evergy, Inc.	70,266	4,574
Eversource Energy	93,450	7,950
Exelon Corp.	302,906	13,809
FirstEnergy Corp.	166,587	8,096
NextEra Energy, Inc.	142,682	34,553
NiSource, Inc.	98,017	2,729
NRG Energy, Inc.	78,396	3,116
Pinnacle West Capital Corp.	33,552	3,017
PPL Corp.	222,923	7,998
Public Service Enterprise Group, Inc.	142,654	8,424
Sempra Energy	72,120	10,925
The Southern Co.	326,782	20,816
UGI Corp.	63,071	2,848
Vistra Energy Corp.	134,285	3,087
WEC Energy Group, Inc.	96,219	8,874
Xcel Energy, Inc.	149,638	9,501
		275,201
Total Common Stocks (Cost $3,310,146)		8,105,215
Collateral for Securities Loaned (0.1%)^
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (d)	95,996	96
Invesco Government & Agency Portfolio, Institutional Shares, 1.51% (d)	10,022,532	10,023
Total Collateral for Securities Loaned (Cost $10,119)		10,119
Total Investments (Cost $3,320,265) — 99.6%		8,115,334
Other assets in excess of liabilities — 0.4%		34,225
NET ASSETS — 100.00%		$8,149,559

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been designated as collateral for futures contracts.

(d)  Rate disclosed is the daily yield on December 31, 2019.

PLC — Public Limited Company

See notes to financial statements.

19

USAA Mutual Funds Trust USAA 500 Index Fund	Schedule of Portfolio Investments — continued December 31, 2019

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Futures	229	3/20/20	$36,181,300	$36,996,095	$814,795
Total unrealized appreciation					$814,795
Total unrealized depreciation					—
Total net unrealized appreciation(depreciation)					$814,795

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA 500 Index Fund
Assets:
Investments, at value (Cost $3,320,265)	$8,115,334	(a)
Cash and cash equivalents	28,129
Deposits with brokers for futures contracts	8,717
Receivables:
Interest and dividends	8,209
Capital shares issued	4,968
Variation margin on open futures contracts	88
From Adviser	516
Prepaid expenses	85
Total assets	8,166,046
Liabilities:
Payables:
Collateral received on loaned securities	10,119
Capital shares redeemed	4,759
Variation margin on open futures contracts	1
Accrued expenses and other payables:
Investment advisory fees	681
Administration fees	409
Custodian fees	81
Transfer agent fees	268
Compliance fees	4
Trustees' fees	—	(b)
Other accrued expenses	165
Total liabilities	16,487
Net Assets:
Capital	3,340,560
Total distributable earnings/(loss)	4,808,999
Net assets	$8,149,559
Net Assets
Member Shares	$3,603,465
Reward Shares	4,546,094
Total	$8,149,559
Shares (unlimited number of shares authorized with no par value):
Member Shares	82,022
Reward Shares	103,429
Total	185,451
Net asset value, offering and redemption price per share: (c)
Member Shares	$43.93
Reward Shares	$43.95

(a)  Includes $9,985 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

USAA 500 Index Fund
Investment Income:
Dividends	$147,280
Interest	2,117
Securities lending (net of fees)	308
Total Income	149,705
Expenses:
Investment advisory fees	7,539
Administration fees — Member Shares	2,030
Administration fees — Reward Shares	2,494
Sub-Administration fees	5
Professional fees	29
Custodian fees	211
Transfer agent fees — Member Shares	2,849
Transfer agent fees — Reward Shares	359
Trustees' fees	41
Compliance fees	26
Legal and audit fees	203
State registration and filing fees	137
Other expenses	410
Total Expenses	16,333
Expenses waived/reimbursed by Adviser	(862)
Expenses waived/reimbursed by AMCO	(785)
Net Expenses	14,686
Net Investment Income (Loss)	135,019
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	259,800
Net realized gains (losses) from futures contracts	24,021
Net change in unrealized appreciation/depreciation on investment securities	1,588,159
Net change in unrealized appreciation/depreciation on futures contracts	6,016
Net realized/unrealized gains (losses) on investments	1,877,996
Change in net assets resulting from operations	$2,013,015

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA 500 Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$135,019	$128,996
Net realized gains (losses) from investments	283,821	97,464
Net change in unrealized appreciation/depreciation on investments	1,594,175	(540,885)
Change in net assets resulting from operations	2,013,015	(314,425)
Distributions to Shareholders:
Member Shares	(136,678)	(88,990)
Reward Shares	(262,717)	(110,893)
Change in net assets resulting from distributions to shareholders	(399,395)	(199,883)
Change in net assets resulting from capital transactions	(28,801)	156,947
Capital Contribution from USAA Transfer Agency Company	—	15
Change in net assets	1,584,819	(357,346)
Net Assets:
Beginning of period	6,564,740	6,922,086
End of period	$8,149,559	$6,564,740
Capital Transactions:
Member Shares
Proceeds from shares issued	$521,545	$551,000
Distributions reinvested	174,935	87,909
Cost of shares redeemed	(779,152)	(745,171)
Total Member Shares	$(82,672)	$(106,262)
Reward Shares
Proceeds from shares issued	$519,941	$600,865
Distributions reinvested	212,589	106,388
Cost of shares redeemed	(678,659)	(444,044)
Total Reward Shares	$53,871	$263,209
Change in net assets resulting from capital transactions	$(28,801)	$156,947
Share Transactions:
Member Shares
Issued	12,769	14,167
Reinvested	4,088	2,341
Redeemed	(18,810)	(19,008)
Total Member Shares	(1,953)	(2,500)
Reward Shares
Issued	12,496	15,303
Reinvested	4,967	2,831
Redeemed	(16,390)	(11,444)
Total Reward Shares	1,073	6,690
Change in Shares	(880)	4,190

See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA 500 Index Fund
Member Shares
Year Ended December 31, 2019	$35.22	0.71	(b)	10.19	10.90	(0.72)	(1.47)
Year Ended December 31, 2018	$38.00	0.68		(2.40)	(1.72)	(0.66)	(0.40)
Year Ended December 31, 2017	$31.81	0.59		6.21	6.80	(0.59)	(0.02)
Year Ended December 31, 2016	$29.18	0.58		2.80	3.38	(0.61)	(0.14)
Year Ended December 31, 2015	$29.41	0.56		(0.24)	0.32	(0.52)	(0.03)
Reward Shares
Year Ended December 31, 2019	$35.24	0.75	(b)	10.19	10.94	(0.76)	(1.47)
Year Ended December 31, 2018	$38.01	0.71		(2.38)	(1.67)	(0.70)	(0.40)
Year Ended December 31, 2017	$31.82	0.61		6.22	6.83	(0.62)	(0.02)
Year Ended December 31, 2016	$29.19	0.60		2.81	3.41	(0.64)	(0.14)
Year Ended December 31, 2015	$29.42	0.59		(0.24)	0.35	(0.55)	(0.03)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA 500 Index Fund
Member Shares
Year Ended December 31, 2019	(2.19)	$43.93	31.19%	0.25%	1.73%	0.26%	$3,603,465	13%
Year Ended December 31, 2018	(1.06)	$35.22	(4.65)%	0.25%	1.75%	0.26%	$2,957,995	4%
Year Ended December 31, 2017	(0.61)	$38.00	21.53%	0.25%	1.71%	0.27%	$3,285,829	3%
Year Ended December 31, 2016	(0.75)	$31.81	11.70%	0.25%	1.95%	0.28%	$2,962,450	4%
Year Ended December 31, 2015	(0.55)	$29.18	1.13%	0.25%	1.88%	0.28%	$2,777,361	4%
Reward Shares
Year Ended December 31, 2019	(2.23)	$43.95	31.29%	0.15%	1.83%	0.18%	$4,546,094	13%
Year Ended December 31, 2018	(1.10)	$35.24	(4.53)%	0.15%	1.85%	0.18%	$3,606,745	4%
Year Ended December 31, 2017	(0.64)	$38.01	21.64%	0.15%	1.81%	0.18%	$3,636,257	3%
Year Ended December 31, 2016	(0.78)	$31.82	11.79%	0.15%	2.04%	0.18%	$3,010,831	4%
Year Ended December 31, 2015	(0.58)	$29.19	1.23%	0.15%	1.99%	0.18%	$2,613,832	4%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA 500 Index Fund (the "Fund"). The Fund offers two classes of shares: Member Shares and Reward Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee") subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Futures are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale on the prior trading date. These valuations typically are categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$8,105,215	$—	$—	$8,105,215
Collateral for Securities Loaned	10,119	—	—	10,119
Total	$8,115,334	$—	$—	$8,115,334
Other Financial Investments^:
Assets:
Futures Contracts	815	—	—	815
Total	$815	$—	$—	$815

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. With exchange-listed futures contracts, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts, guarantees the transactions against default from the actual counterparty to the transaction. The Fund's derivative agreements held at December 31, 2019, did not include master netting provisions.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2019 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Equity Risk Exposure:	$815

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2019 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Equity Risk Exposure:	$24,021	$6,016

All open derivative positions at year end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$9,985	$—	$10,119

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$992,944	$1,149,964

There were no purchases and sales of U.S. government securities during the year ended December 31, 2019.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA funds. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund of-funds' annual and semi annual reports may be viewed at usaa.com. As of December 31, 2019, certain USAA fund-of funds owned total outstanding shares of the Fund:

Affiliated USAA Fund	Ownership %
Cornerstone Conservative Fund	0.1
Cornerstone Equity Fund	0.3

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees accrued daily and paid monthly at an annual rate of 0.10% of the Fund's average daily

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

net assets. The amount incurred and paid to VCM from July 1, 2019 through December 31, 2019, was $3,902 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund. The Manager was authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of all or a portion of the Fund's assets. The Manager entered into an Investment Subadvisory Agreement with Northern Trust Investments (NTI), under which NTI directed the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Fund's investment management fee was accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average daily net assets. The amount incurred and paid to AMCO from January 1, 2019 through June 30, 2019 was $3,637 thousand and reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

Effective July 1, 2019, Victory Capital's internal investment team, Victory Solutions, began managing the Fund's assets. NTI no longer serves as a subadviser to the Fund.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.06% of average daily net assets of the Fund. Amounts incurred from July 1, 2019 through December 31, 2019, were $1,049 and $1,292 thousand for Member Shares and Reward Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.06% of average daily net assets of the Fund. Amounts incurred from January 1, 2019 through June 30, 2019, were $981 and $1,202 thousand for Member Shares and Reward Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. The amount incurred during the period from July 1, 2019 to December 31, 2019, is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Amounts incurred and paid to VCTA from July 1, 2019 through December 31, 2019, were $1,454 and $191 thousand for Member Shares and Reward Shares, respectively. Amounts incurred and paid to SAS from January 1, 2019 through June 30, 2019, were $1,395 and $168 thousand for Member Shares and Reward Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

VCTA (formerly SAS) assesses a $10 annual account maintenance fee to the Member Shares to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10 thousand or more.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, The Northern Trust Company served as the Fund's accounting agent and custodian.

Effective July 1, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limits (excluding voluntary waivers) were 0.25% and 0.15% for Member Shares and Reward Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, the following amounts are available to be repaid to the Adviser (amounts in thousands). The amount repaid to the Adviser during the year ended is reflected on the Statement of Operations as "Expenses waived/reimbursed by Adviser."

Expires 12/31/2022
$862

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Prior to the Transaction on July 1, 2019, AMCO agreed, through April 30, 2020, to limit the total annual operating expenses of the Member Shares and Reward Shares to 0.25% and 0.15%, respectively, of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Share for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect. For the period from January 1, 2019 through June 30, 2019, the Fund incurred reimbursements of $785 thousand. This amount is reflected on the Statement of Operations as "Expenses waived/reimbursed by AMCO."

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The equity securities in the Fund's portfolio are subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of the company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities.

While the Fund attempts to match the Victory US Large Cap 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund's cash flow may affect how closely the Fund will track the Victory US Large Cap 500 Index.

A Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded funds (ETFs), or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a Fund to the effects of leverage, which could increase a Fund's market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to a Fund.

7. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $31 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period from July 1, 2019 through December 31, 2019.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended December 31, 2019 (amounts in thousands):

Total Distributable Earnings/(Loss)	Capital
$(17,432)	$17,432

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$155,666	$243,729	$399,395	$399,395

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$133,314	$66,569	$199,883	$199,883

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
$9,407	$28,709	$38,116	$4,770,883	$4,808,999

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and REIT adjustments.

During the tax year ended December 31, 2019, the Fund had no capital loss carryforwards, for federal income tax purposes.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,344,451	$4,891,582	$(120,699)	$4,770,883

35

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including account maintenance fees, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
Member Shares	$1,000.00	$1,107.80	$1,023.95	$1.33	$1.28	0.25%
Reward Shares	1,000.00	1,108.30	1,024.45	0.80	0.77	0.15%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

36

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011) Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

The following federal tax information related to the Fund's fiscal year ended December 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2019 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Distributions(2)	Long-Term Capital Gain Distributions(2)
86%	85%	$18,989	$261,170

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

29237-0220

DECEMBER 31, 2019

Annual Report

USAA Target Retirement Income Fund

USAA Target Retirement 2020 Fund

USAA Target Retirement 2030 Fund

USAA Target Retirement 2040 Fund

USAA Target Retirement 2050 Fund

USAA Target Retirement 2060 Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Manager's Commentary (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	12
Report of Independent Registered Public Accounting Firm	18
Financial Statements
Schedule of Portfolio Investments	19
Statements of Assets and Liabilities	25
Statements of Operations	27
Statements of Changes in Net Assets	29
Financial Highlights	32
Notes to Financial Statements	36
Supplemental Information (Unaudited)	57
Expense Examples	57
Proxy Voting and Portfolio Holdings Information	57
Trustees' and Officers' Information	58
Additional Federal Income Tax Information	64
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

2

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Target Retirement Series (Unaudited)

Manager's Commentary

Victory Solutions

Wasif A. Latif
Lance Humphrey, CFA

•  How did the global financial markets perform during the reporting period?

The year 2019 was very good for stocks, especially in the United States.

The broad U.S. equity market as measured by the S&P 500® Index registered a very strong return for 2019, outpacing the return of global stocks as measured by the MSCI All-Country World Index. However, it was the information technology heavy Nasdaq Composite Index that had even higher returns for the year. On the flip side, international and emerging market equity securities lagged the global market even though they were both up double digits in absolute terms.

Despite a few trade war related scares in the middle of the year, the market staged a strong fourth quarter to end the year and continued the longest bull market on record. U.S. equities surged during the year, aided by clear messaging from the U.S. Federal Reserve (the "Fed") of a continued accommodative stance along with additional liquidity in the overnight interbank lending market. Indications of continued U.S. economic growth led by the consumer, as well as improvement in economic activity overseas, boosted investor confidence. This confluence of a stable economic environment, an accommodative Fed, and a resolution in sight for the trade war helped push stocks higher throughout the year.

Growth style investments continued their outperformance of the past few years in 2019 with a strong showing, led by information technology and communication services domestically while the value investment style underperformed the market. Regionally, the U.S. market outperformed the non-U.S. markets, aided by the information technology companies that also are globally dominant in their industries.

Additionally, bonds were up in 2019. In the fixed-income arena, it was corporate bonds that led the way in 2019, while U.S. Treasurys lagged. High-yield corporate bonds also posted strong double digit returns but lagged behind those of investment-grade credit ratings during 2019.

•  How did the USAA Target Retirement Funds (the "Funds") perform during the reporting period?

Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation. For the reporting period ended

4

USAA Target Retirement Series (Unaudited)

December 31, 2019, the total returns for each of the Funds are shown below, along with the return of the relevant benchmark index:

	USAA Fund	S&P Target Date Indices
USAA Target Retirement Income Fund	11.72%	13.33%
USAA Target Retirement 2020 Fund	13.83%	16.52%
USAA Target Retirement 2030 Fund	17.13%	20.38%
USAA Target Retirement 2040 Fund	19.57%	23.37%
USAA Target Retirement 2050 Fund	20.16%	24.53%
USAA Target Retirement 2060 Fund	20.09%	24.91%

•  What factors helped and hurt the Funds' performance?

Consistent with a time in which most segments of the financial markets had strong positive returns, all six of the USAA Target Retirement Funds had solid double-digit returns during 2019. The Funds performed as expected, with returns in between those of stocks and bonds. The larger gains for the longer-dated portfolios reflect the progressively higher weighting in equities as the target dates of the six funds increase.

The results of the Funds underlying drivers mirrored the overall investment backdrop. The equity portfolio experienced gains, with larger increases for domestic equities versus the developed international and emerging markets. Holdings in investment-grade, fixed-income securities added value in the aggregate, with positions in short-term debt and government issues posting gains.

We maintained a steady approach in the past year. As always, we sought to provide broad exposure to the global financial markets, but we also overweighted (took larger relative positions) or underweighted (took lower relative positions) in certain asset classes based on valuations and fundamentals. In this vein, we continued to tilt the portfolios toward the international markets—both developed and emerging—versus the United States. We believe this positioning is warranted from a longer-term standpoint due to the more attractive valuations and greater latitude for better-than-expected economic growth outside of the United States.

We continue to hold a cautious view regarding the outlook for the financial markets. We believe the economic expansion may have reached its later stages, which translates to higher risks from uncertainty surrounding trade policy, corporate earnings prospects, and the geopolitical landscape. Amid this uncertain outlook, we remain true to our longstanding strategy of using fundamentals and valuations to construct portfolios designed to deliver favorable results over a full market cycle.

Thank you for allowing us to help you manage your investments.

5

USAA Target Retirement Series (Unaudited)

USAA Target Retirement Income Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date Retirement Income Index*
One Year	11.72%	13.33%
Five Year	4.19%	4.67%
Ten Year	5.26%	5.49%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement Income Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Target Retirement Series (Unaudited)

USAA Target Retirement 2020 Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2020 Index*
One Year	13.83%	16.52%
Five Year	5.08%	6.15%
Ten Year	6.25%	7.54%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2020 Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

USAA Target Retirement Series (Unaudited)

USAA Target Retirement 2030 Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2030 Index*
One Year	17.13%	20.38%
Five Year	5.97%	7.27%
Ten Year	7.33%	8.66%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2030 Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

USAA Target Retirement Series (Unaudited)

USAA Target Retirement 2040 Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2040 Index*
One Year	19.57%	23.37%
Five Year	6.55%	8.11%
Ten Year	7.86%	9.45%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2040 Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9

USAA Target Retirement Series (Unaudited)

USAA Target Retirement 2050 Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/31/08
	Net Asset Value	S&P Target Date 2050 Index*
One Year	20.16%	24.53%
Five Year	6.77%	8.51%
Ten Year	8.00%	9.85%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2050 Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

USAA Target Retirement Series (Unaudited)

USAA Target Retirement 2060 Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

INCEPTION DATE	7/12/13
	Net Asset Value	S&P Target Date 2060 Index*
One Year	20.09%	24.91%
Five Year	6.70%	8.70%
Since Inception	7.13%	8.91%

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

+The since inception performance of the S&P Target Date 2060 Index is calculated from July 12, 2013 through December 31, 2019.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Target Retirement 2060 Fund — Growth of $10,000

*The S&P Target Date Index series reflects the market consensus on asset allocations across different target date horizons. Each index represents the investment opportunity available to investors for the corresponding target date horizon, with asset class exposures driven by a survey of available target date funds. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The performance of the S&P Target Date 2060 Index is calculated from the end of the month, July 31, 2013, while the inception date of the USAA Target Retirement 2060 Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

11

USAA Target Retirement Fund
USAA Target Retirement Income Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Government Securities Fund, Institutional Shares	29.1%
USAA Income Fund, Institutional Shares	18.9%
USAA Short-Term Bond Fund, Institutional Shares	14.1%
USAA Global Managed Volatility Fund, Institutional Shares	9.8%
USAA Target Managed Allocation Fund	5.3%
Victory Market Neutral Income Fund, Class I	4.1%
VictoryShares USAA MSCI USA Value Momentum ETF	2.4%
USAA High Income Fund, Institutional Shares	1.9%
VictoryShares USAA MSCI International Value Momentum ETF	1.8%
Victory RS International Fund, Class R6	1.5%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

12

USAA Target Retirement Fund
USAA Target Retirement 2020 Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Government Securities Fund, Institutional Shares	28.0%
USAA Income Fund, Institutional Shares	18.4%
USAA Short-Term Bond Fund, Institutional Shares	13.3%
USAA Global Managed Volatility Fund, Institutional Shares	10.8%
USAA Target Managed Allocation Fund	5.5%
Victory Market Neutral Income Fund, Class I	3.2%
USAA High Income Fund, Institutional Shares	2.5%
VictoryShares USAA MSCI USA Value Momentum ETF	2.2%
USAA Growth Fund, Institutional Shares	1.6%
VictoryShares Dividend Accelerator ETF	1.6%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

13

USAA Target Retirement Fund
USAA Target Retirement 2030 Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Global Managed Volatility Fund, Institutional Shares	20.1%
USAA Government Securities Fund, Institutional Shares	15.8%
USAA Target Managed Allocation Fund	10.8%
USAA Income Fund, Institutional Shares	9.5%
VictoryShares USAA MSCI USA Value Momentum ETF	4.9%
USAA Short-Term Bond Fund, Institutional Shares	4.0%
Victory Integrity Mid-Cap Value Fund, Class R6	3.3%
VictoryShares USAA MSCI International Value Momentum ETF	3.3%
USAA Growth Fund, Institutional Shares	3.3%
Victory RS International Fund, Class R6	3.0%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

14

USAA Target Retirement Fund
USAA Target Retirement 2040 Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Global Managed Volatility Fund, Institutional Shares	24.2%
USAA Target Managed Allocation Fund	12.9%
USAA Government Securities Fund, Institutional Shares	9.0%
VictoryShares USAA MSCI USA Value Momentum ETF	6.3%
USAA Income Fund, Institutional Shares	4.8%
Victory Integrity Mid-Cap Value Fund, Class R6	4.0%
USAA Growth Fund, Institutional Shares	4.0%
Victory RS International Fund, Class R6	3.9%
VictoryShares USAA MSCI International Value Momentum ETF	3.9%
VictoryShares Dividend Accelerator ETF	2.9%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

15

USAA Target Retirement Fund
USAA Target Retirement 2050 Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Global Managed Volatility Fund, Institutional Shares	25.7%
USAA Target Managed Allocation Fund	13.5%
USAA Government Securities Fund, Institutional Shares	7.4%
VictoryShares USAA MSCI USA Value Momentum ETF	6.7%
Victory Integrity Mid-Cap Value Fund, Class R6	4.4%
USAA Growth Fund, Institutional Shares	4.2%
VictoryShares USAA MSCI International Value Momentum ETF	4.1%
Victory RS International Fund, Class R6	4.0%
USAA Income Fund, Institutional Shares	3.7%
VictoryShares Dividend Accelerator ETF	3.0%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

16

USAA Target Retirement Fund
USAA Target Retirement 2060 Fund

  (Unaudited)

Top 10 Holdings*

12/31/19

(% of Net Assets)

USAA Global Managed Volatility Fund, Institutional Shares	25.9%
USAA Target Managed Allocation Fund	13.4%
USAA Government Securities Fund, Institutional Shares	7.5%
VictoryShares USAA MSCI USA Value Momentum ETF	6.7%
Victory Integrity Mid-Cap Value Fund, Class R6	4.7%
VictoryShares USAA MSCI International Value Momentum ETF	4.6%
Victory RS International Fund, Class R6	4.1%
USAA Growth Fund, Institutional Shares	4.0%
USAA Income Fund, Institutional Shares	3.6%
VictoryShares Dividend Accelerator ETF	3.0%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Refer to the Schedule of Portfolio Investments for a complete list of securities.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of USAA Target Retirement Income Fund, USAA Target Retirement 2020 Fund, USAA Target Retirement 2030 Fund, USAA Target Retirement 2040 Fund, USAA Target Retirement 2050 Fund, and USAA Target Retirement 2060 Fund (the "Funds") (six of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedules of portfolio investments, as of December 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

18

USAA Mutual Funds Trust USAA Target Retirement Income Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value*
Affiliated Exchange-Traded Funds (9.8%)
VictoryShares Dividend Accelerator ETF	90,208	$3,224
VictoryShares Emerging Market Volatility Wtd ETF	57,190	1,518
VictoryShares International High Div Volatility Wtd ETF	56,126	1,906
VictoryShares International Volatility Wtd ETF	47,801	1,902
VictoryShares U.S. 500 Volatility Wtd ETF	25,115	1,417
VictoryShares U.S. Multi-Factor Minimum Volatility ETF (a)	77,905	2,577
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	9,184	432
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	87,345	3,920
VictoryShares USAA MSCI International Value Momentum ETF	133,978	6,177
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	38,551	2,089
VictoryShares USAA MSCI USA Value Momentum ETF	149,900	8,083
Total Affiliated Exchange-Traded Funds (Cost $33,242)		33,245
Affiliated Mutual Funds (90.1%)
USAA Capital Growth Fund, Institutional Shares	85,826	951
USAA Global Managed Volatility Fund, Institutional Shares	2,987,705	33,193
USAA Government Securities Fund, Institutional Shares	9,945,506	98,362
USAA Growth Fund, Institutional Shares	156,692	4,072
USAA High Income Fund, Institutional Shares	820,872	6,518
USAA Income Fund, Institutional Shares	4,778,293	63,981
USAA Income Stock Fund, Institutional Shares	117,947	2,101
USAA Precious Metals and Minerals Fund, Institutional Shares	62,924	1,070
USAA Short-Term Bond Fund, Institutional Shares	5,141,304	47,454
USAA Small Cap Stock Fund, Institutional Shares	156,641	2,596
USAA Target Managed Allocation Fund	1,627,381	17,755
Victory Integrity Mid-Cap Value Fund, Class R6	164,500	3,185
Victory Market Neutral Income Fund, Class I	1,429,924	13,756
Victory RS International Fund, Class R6	462,556	4,949
Victory Trivalent International Core Equity Fund, Class R6	548,242	4,062
Total Affiliated Mutual Funds (Cost $287,068)		304,005
Collateral for Securities Loaned (0.1%)^
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (b)	384,200	384
Total Collateral for Securities Loaned (Cost $384)		384
Total Investments (Cost $320,694) — 100.0%		337,634
Liabilities in excess of other assets — 0.00% (c)		(1)
NET ASSETS — 100.00%		$337,633

*  At December 31, 2019, the Fund's investments in foreign securities were 7.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on December 31, 2019.

(c)  Amount is less than 0.05%.

ETF — Exchange-Traded Fund

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Target Retirement 2020 Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Value*
Affiliated Exchange-Traded Funds (10.4%)
VictoryShares Dividend Accelerator ETF	253,038		$9,044
VictoryShares Emerging Market Volatility Wtd ETF (a)	102,075		2,710
VictoryShares International High Div Volatility Wtd ETF	85,388		2,900
VictoryShares International Volatility Wtd ETF	80,640		3,209
VictoryShares U.S. 500 Volatility Wtd ETF	597		34
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	260,745		8,625
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	29,385		1,382
VictoryShares USAA Core Intermediate-Term Bond ETF	31,835		1,654
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	131,534		5,903
VictoryShares USAA MSCI International Value Momentum ETF	192,678		8,884
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	53,393		2,893
VictoryShares USAA MSCI USA Value Momentum ETF	240,414		12,962
Total Affiliated Exchange-Traded Funds (Cost $59,562)			60,200
Affiliated Mutual Funds (89.4%)
USAA 500 Index Fund, Reward Shares	—	(b)	—	(c)
USAA Global Managed Volatility Fund, Institutional Shares	5,655,421		62,832
USAA Government Securities Fund, Institutional Shares	16,461,177		162,802
USAA Growth Fund, Institutional Shares	362,385		9,418
USAA High Income Fund, Institutional Shares	1,826,381		14,501
USAA Income Fund, Institutional Shares	8,008,198		107,231
USAA Income Stock Fund, Institutional Shares	370,325		6,595
USAA Precious Metals and Minerals Fund, Institutional Shares	110,440		1,879
USAA Short-Term Bond Fund, Institutional Shares	8,401,655		77,548
USAA Intermediate-Term Bond Fund, Institutional Shares	33		—	(c)
USAA Small Cap Stock Fund, Institutional Shares	274,675		4,551
USAA Target Managed Allocation Fund	2,953,652		32,224
Victory Integrity Mid-Cap Value Fund, Class R6	462,353		8,951
Victory Market Neutral Income Fund, Class I	1,955,333		18,810
Victory RS International Fund, Class R6	696,770		7,455
Victory Trivalent International Core Equity Fund, Class R6	766,528		5,680
Total Affiliated Mutual Funds (Cost $481,654)			520,477
Collateral for Securities Loaned (0.5%)^
Fidelity Investments Money Market Government Portfolio, I shares, 1.50% (d)	2,728,458		2,728
Total Collateral for Securities Loaned (Cost $2,728)			2,728
Total Investments (Cost $543,944) — 100.3%			583,405
Liabilities in excess of other assets — (0.3)%			(1,934)
NET ASSETS — 100.00%			$581,471

*  At December 31, 2019, the Fund's investments in foreign securities were 6.3% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount is less than 500 shares.

(c)  Amount is less than $1.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Target Retirement 2030 Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Value*
Affiliated Exchange-Traded Funds (19.1%)
VictoryShares Dividend Accelerator ETF	922,928		$32,985
VictoryShares Emerging Market Volatility Wtd ETF (a)	331,804		8,809
VictoryShares International High Div Volatility Wtd ETF	408,197		13,863
VictoryShares International Volatility Wtd ETF (a)	375,466		14,941
VictoryShares U.S. 500 Volatility Wtd ETF	117,326		6,620
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	894,216		29,581
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	99,195		4,665
VictoryShares USAA Core Intermediate-Term Bond ETF	109,010		5,662
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	432,058		19,391
VictoryShares USAA MSCI International Value Momentum ETF	978,123		45,099
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	229,300		12,423
VictoryShares USAA MSCI USA Value Momentum ETF	1,249,544		67,376
Total Affiliated Exchange-Traded Funds (Cost $261,598)			261,415
Affiliated Mutual Funds (80.5%)
USAA Capital Growth Fund, Institutional Shares	1,453,656		16,107
USAA Intermediate-Term Bond Fund, Institutional Shares	—	(b)	—	(c)
USAA Global Managed Volatility Fund, Institutional Shares	24,723,237		274,675
USAA Government Securities Fund, Institutional Shares	21,879,132		216,385
USAA Growth Fund, Institutional Shares	1,720,970		44,728
USAA High Income Fund, Institutional Shares	3,595,137		28,545
USAA Income Fund, Institutional Shares	9,701,193		129,899
USAA Income Stock Fund, Institutional Shares	1,323,521		23,572
USAA International Fund, Institutional Shares	—	(b)	—	(c)
USAA Precious Metals and Minerals Fund, Institutional Shares	249,586		4,245
USAA Short-Term Bond Fund, Institutional Shares	5,872,663		54,205
USAA Intermediate-Term Bond Fund, Institutional Shares	11		—	(c)
USAA Small Cap Stock Fund, Institutional Shares	1,018,925		16,884
USAA Target Managed Allocation Fund	13,587,056		148,235
Victory Integrity Mid-Cap Value Fund, Class R6	2,359,470		45,679
Victory Market Neutral Income Fund, Class I	2,705,658		26,028
Victory RS International Fund, Class R6	3,876,184		41,475
Victory Trivalent International Core Equity Fund, Class R6	4,069,055		30,152
Total Affiliated Mutual Funds (Cost $995,174)			1,100,814
Collateral for Securities Loaned (0.3%)^
Fidelity Investments Money Market Government Portfolio, I shares, 1.50% (d)	4,344,142		4,344
Total Collateral for Securities Loaned (Cost $4,344)			4,344
Total Investments (Cost $1,261,116) — 99.9%			1,366,573
Other assets in excess of liabilities — 0.1%			1,770
NET ASSETS — 100.00%			$1,368,343

*  At December 31, 2019, the Fund's investments in foreign securities were 12.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rounds to less than 500 shares.

(c)  Amount is less than $1.

(d)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund
See notes to financial statements.

21

USAA Mutual Funds Trust USAA Target Retirement 2040 Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Value*
Affiliated Exchange-Traded Funds (25.0%)
VictoryShares Dividend Accelerator ETF	1,245,370		$44,510
VictoryShares Emerging Market Volatility Wtd ETF	558,897		14,838
VictoryShares International High Div Volatility Wtd ETF	616,336		20,931
VictoryShares International Volatility Wtd ETF	524,922		20,889
VictoryShares U.S. 500 Volatility Wtd ETF	599,400		33,818
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	1,180,229		39,042
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	132,092		6,212
VictoryShares USAA Core Intermediate-Term Bond ETF	76,293		3,963
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (a)	578,083		25,944
VictoryShares USAA MSCI International Value Momentum ETF	1,312,882		60,534
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	372,800		20,198
VictoryShares USAA MSCI USA Value Momentum ETF	1,800,663		97,092
Total Affiliated Exchange-Traded Funds (Cost $387,696)			387,971
Affiliated Mutual Funds (74.6%)
USAA 500 Index Fund, Reward Shares	—	(b)	—	(c)
USAA Capital Growth Fund, Institutional Shares	1,434,753		15,897
USAA Global Managed Volatility Fund, Institutional Shares	33,752,195		374,988
USAA Government Securities Fund, Institutional Shares	14,142,771		139,872
USAA Growth Fund, Institutional Shares	2,377,895		61,801
USAA High Income Fund, Institutional Shares	2,796,261		22,202
USAA Income Fund, Institutional Shares	5,596,038		74,931
USAA Income Stock Fund, Institutional Shares	1,874,077		33,377
USAA Precious Metals and Minerals Fund, Institutional Shares	277,582		4,722
USAA Short-Term Bond Fund, Institutional Shares	2,269,546		20,948
USAA Intermediate-Term Bond Fund, Institutional Shares	31		—	(c)
USAA Small Cap Stock Fund, Institutional Shares	1,538,674		25,496
USAA Target Managed Allocation Fund	18,297,872		199,630
Victory Integrity Mid-Cap Value Fund, Class R6	3,205,995		62,068
Victory Market Neutral Income Fund, Class I	1,685,760		16,217
Victory RS International Fund, Class R6	5,695,395		60,941
Victory Trivalent International Core Equity Fund, Class R6	5,891,166		43,654
Total Affiliated Mutual Funds (Cost $1,026,991)			1,156,744
Collateral for Securities Loaned (0.0%)^ (d)
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (e)	18,400		18
Total Collateral for Securities Loaned (Cost $18)			18
Total Investments (Cost $1,414,705) — 99.6%			1,544,733
Other assets in excess of liabilities — 0.4%			6,819
NET ASSETS — 100.00%			$1,551,552

*  At December 31, 2019, the Fund's investments in foreign securities were 16.0% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Amount is less than 500 shares.

(c)  Amount is less than $1.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on December 31, 2019.

ETF — Exchange-Traded Fund

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Target Retirement 2050 Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Value*
Affiliated Exchange-Traded Funds (27.1%)
VictoryShares Dividend Accelerator ETF	759,933		$27,160
VictoryShares Emerging Market Volatility Wtd ETF	343,734		9,126
VictoryShares International High Div Volatility Wtd ETF	342,991		11,648
VictoryShares International Volatility Wtd ETF	345,702		13,757
VictoryShares U.S. 500 Volatility Wtd ETF	424,909		23,973
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	704,349		23,300
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	85,377		4,015
VictoryShares USAA Core Intermediate-Term Bond ETF	19,425		1,009
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	393,668		17,668
VictoryShares USAA MSCI International Value Momentum ETF	798,656		36,824
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	246,047		13,331
VictoryShares USAA MSCI USA Value Momentum ETF	1,110,074		59,856
Total Affiliated Exchange-Traded Funds (Cost $241,563)			241,667
Affiliated Mutual Funds (72.5%)
USAA Capital Growth Fund, Institutional Shares	815,509		9,036
USAA Intermediate-Term Bond Fund, Institutional Shares	—	(a)	—	(b)
USAA Global Managed Volatility Fund, Institutional Shares	20,676,683		229,717
USAA Government Securities Fund, Institutional Shares	6,639,876		65,668
USAA Growth Fund, Institutional Shares	1,450,721		37,704
USAA High Income Fund, Institutional Shares	144,147		1,145
USAA Income Fund, Institutional Shares	2,456,526		32,893
USAA Income Stock Fund, Institutional Shares	1,127,204		20,076
USAA Precious Metals and Minerals Fund, Institutional Shares	155,949		2,653
USAA Short-Term Bond Fund, Institutional Shares	687,752		6,348
USAA Intermediate-Term Bond Fund, Institutional Shares	24		—	(b)
USAA Small Cap Stock Fund, Institutional Shares	906,359		15,018
USAA Target Managed Allocation Fund	11,062,977		120,696
Victory Integrity Mid-Cap Value Fund, Class R6	2,007,729		38,870
Victory Market Neutral Income Fund, Class I	760,571		7,317
Victory RS International Fund, Class R6	3,296,996		35,278
Victory Trivalent International Core Equity Fund, Class R6	3,444,387		25,523
Total Affiliated Mutual Funds (Cost $573,078)			647,942
Total Investments (Cost $814,641) — 99.6%			889,609
Other assets in excess of liabilities — 0.4%			3,421
NET ASSETS — 100.00%			$893,030

*  At December 31, 2019, the Fund's investments in foreign securities were 16.8% of net assets.

(a)  Amount is less than 500 shares.

(b)  Amount is less than $1.

ETF — Exchange-Traded Fund

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Target Retirement 2060 Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares		Value*
Affiliated Exchange-Traded Funds (27.7%)
VictoryShares Dividend Accelerator ETF	97,284		$3,477
VictoryShares Emerging Market Volatility Wtd ETF	49,314		1,309
VictoryShares International High Div Volatility Wtd ETF	44,883		1,524
VictoryShares International Volatility Wtd ETF	46,621		1,855
VictoryShares U.S. 500 Volatility Wtd ETF	54,809		3,092
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	99,047		3,276
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	12,473		587
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	53,685		2,409
VictoryShares USAA MSCI International Value Momentum ETF	115,740		5,337
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	31,306		1,696
VictoryShares USAA MSCI USA Value Momentum ETF	143,976		7,764
Total Affiliated Exchange-Traded Funds (Cost $32,210)			32,326
Affiliated Mutual Funds (71.2%)
USAA Capital Growth Fund, Institutional Shares	125,194		1,387
USAA Intermediate-Term Bond Fund, Institutional Shares	—	(a)	—	(b)
USAA Global Managed Volatility Fund, Institutional Shares	2,715,092		30,165
USAA Government Securities Fund, Institutional Shares	881,322		8,716
USAA Growth Fund, Institutional Shares	178,150		4,630
USAA High Income Fund, Institutional Shares	278		2
USAA Income Fund, Institutional Shares	310,741		4,161
USAA Income Stock Fund, Institutional Shares	132,624		2,362
USAA Precious Metals and Minerals Fund, Institutional Shares	19,382		330
USAA Short-Term Bond Fund, Institutional Shares	108		1
USAA Small Cap Stock Fund, Institutional Shares	124,035		2,055
USAA Target Managed Allocation Fund	1,433,609		15,641
Victory Integrity Mid-Cap Value Fund, Class R6	280,588		5,432
Victory Market Neutral Income Fund, Class I	8,700		84
Victory RS International Fund, Class R6	443,763		4,748
Victory Trivalent International Core Equity Fund, Class R6	427,903		3,171
Total Affiliated Mutual Funds (Cost $76,759)			82,885
Total Investments (Cost $108,969) — 98.9%			115,211
Other assets in excess of liabilities — 1.1%			1,282
NET ASSETS — 100.00%			$116,493

*  At December 31, 2019, the Fund's investments in foreign securities were 17.5% of net assets.

(a)  Amount is less than 500 shares.

(b)  Amount is less than $1.

ETF — Exchange-Traded Fund

See notes to financial statements.

24

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement Income Fund		USAA Target Retirement 2020 Fund		USAA Target Retirement 2030 Fund
ASSETS:
Affiliated investments, at value (Cost $320,310, $541,216 and $1,256,772)	$337,250	(a)	$580,677	(b)	$1,362,229	(c)
Unaffiliated investments, at value (Cost $384, $2,728 and $4,344)	384		2,728		4,344
Cash and cash equivalents	573		625		5,944
Receivables:
Interest	2		11		14
Distributions from affiliated funds	61		78		466
Capital shares issued	222		284		496
From Adviser	—		—		1
Prepaid expenses	7		11		10
Total Assets	338,499		584,414		1,373,504
LIABILITIES:
Payables:
Collateral received on loaned securities	384		2,728		4,344
Capital shares redeemed	426		152		732
Accrued expenses and other payables:
Custodian fees	9		10		11
Compliance fees	—	(d)	—	(d)	1
Trustees' fees	2		2		2
Other accrued expenses	45		51		71
Total Liabilities	866		2,943		5,161
NET ASSETS:
Capital	317,696		534,145		1,231,276
Total distributable earnings/(loss)	19,937		47,326		137,067
Net Assets	$337,633		$581,471		$1,368,343
Shares (unlimited number of shares authorized with no par value):	30,104		50,119		109,705
Net asset value, offering and redemption price per share: (e)	$11.22		$11.60		$12.47

(a)  Includes $374 of securities on loan.

(b)  Includes $2,683 of securities on loan.

(c)  Includes $4,232 of securities on loan.

(d)  Rounds to less than $1.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

25

USAA Mutual Funds Trust	Statements of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Target Retirement 2040 Fund		USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
ASSETS:
Affiliated investments, at value (Cost $1,414,687, $814,641 and $108,969)	$1,544,715	(a)	$889,609		$115,211
Unaffiliated investments, at value (Cost $18, $— and $—)	18		—		—
Cash and cash equivalents	8,461		5,114		1,348
Receivables:
Interest	15		9		2
Distributions from affiliated funds	652		410		54
Capital shares issued	918		396		99
From Adviser	1		—		70
Prepaid expenses	20		12		7
Total Assets	1,554,800		895,550		116,791
LIABILITIES:
Payables:
Collateral received on loaned securities	18		—		—
Investments purchased	1,729		1,851		200
Capital shares redeemed	1,403		584		38
Accrued expenses and other payables:
Custodian fees	12		9		—
Compliance fees	1		—	(b)	—	(b)
Trustees' fees	2		2		2
Other accrued expenses	83		74		58
Total Liabilities	3,248		2,520		298
NET ASSETS:
Capital	1,367,167		781,107		106,501
Total distributable earnings/(loss)	184,385		111,923		9,992
Net Assets	$1,551,552		$893,030		$116,493
Shares (unlimited number of shares authorized with no par value):	123,383		69,531		9,295
Net asset value, offering and redemption price per share: (c)	$12.58		$12.84		$12.53

(a)  Includes $18 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

26

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

	USAA Target Retirement Income Fund		USAA Target Retirement 2020 Fund	USAA Target Retirement 2030 Fund
Investment Income:
Income distributions from affiliated funds	$9,318		$14,713	$33,050
Interest	37		37	128
Securities lending (net of fees)	2		10	11
Total Income	9,357		14,760	33,189
Expenses:
Sub-Administration fees	8		8	8
Professional fees	1		2	5
Custodian fees	44		48	55
Trustees' fees	41		41	41
Compliance fees	1		2	4
Legal and audit fees	82		83	88
Printing fees	20		31	68
State registration and filing fees	31		29	41
Interest expense on interfund lending	—	(a)	—	—
Other expenses	11		11	16
Total Expenses	239		255	326
Expenses waived/reimbursed by Adviser	—		—	(1)
Net Expenses	239		255	325
Net Investment Income (Loss)	9,118		14,505	32,864
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	9,657		35,533	83,416
Capital gain distributions received from affiliated funds	2,379		5,182	21,394
Net change in unrealized appreciation/ depreciation on affiliated funds	15,252		19,408	65,221
Net realized/unrealized gains (losses) on investments	27,288		60,123	170,031
Change in net assets resulting from operations	$36,406		$74,628	$202,895

(a)  Amount is less than $1.

See notes to financial statements.

27

USAA Mutual Funds Trust	Statements of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

	USAA Target Retirement 2040 Fund	USAA Target Retirement 2050 Fund	USAA Target Retirement 2060 Fund
Investment Income:
Income distributions from affiliated funds	$35,293	$19,540	$2,513
Interest	150	99	19
Securities lending (net of fees)	12	3	5
Total Income	35,455	19,642	2,537
Expenses:
Sub-Administration fees	8	8	8
Professional fees	6	3	—	(a)
Custodian fees	57	51	42
Trustees' fees	41	41	41
Compliance fees	4	3	—	(a)
Legal and audit fees	88	86	83
Printing fees	91	62	20
State registration and filing fees	34	32	33
Other expenses	16	14	10
Total Expenses	345	300	237
Expenses waived/reimbursed by Adviser	(1)	—	(54)
Expenses waived/reimbursed by AMCO	—	—	(78)
Net Expenses	344	300	105
Net Investment Income (Loss)	35,111	19,342	2,432
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from sales of affiliated funds	115,743	64,512	2,377
Capital gain distributions received from affiliated funds	29,930	18,868	2,416
Net change in unrealized appreciation/ depreciation on affiliated funds	73,975	47,604	11,491
Net realized/unrealized gains (losses) on investments	219,648	130,984	16,284
Change in net assets resulting from operations	$254,759	$150,326	$18,716

(a)  Rounds to less than $1.

See notes to financial statements.

28

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement Income Fund		USAA Target Retirement 2020 Fund		USAA Target Retirement 2030 Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$9,118	$8,623	$14,505	$14,446	$32,864	$28,747
Net realized gains (losses) from investments	12,036	13,232	40,715	39,191	104,810	86,601
Net change in unrealized appreciation/depreciation on investments	15,252	(31,905)	19,408	(82,699)	65,221	(205,485)
Change in net assets resulting from operations	36,406	(10,050)	74,628	(29,062)	202,895	(90,137)
Change in net assets resulting from distributions to shareholders	(20,806)	(19,060)	(57,178)	(44,523)	(143,003)	(95,056)
Change in net assets resulting from capital transactions	3,237	(1,960)	9,867	10,156	124,887	82,364
Change in net assets	18,837	(31,070)	27,317	(63,429)	184,779	(102,829)
Net Assets:
Beginning of period	318,796	349,866	554,154	617,583	1,183,564	1,286,393
End of period	$337,633	$318,796	$581,471	$554,154	$1,368,343	$1,183,564
Capital Transactions:
Proceeds from shares issued	$41,829	$52,125	$47,372	$60,443	$119,955	$139,251
Distributions reinvested	20,602	18,863	56,837	44,322	142,769	94,862
Cost of shares redeemed	(59,194)	(72,948)	(94,342)	(94,609)	(137,837)	(151,749)
Change in net assets resulting from capital transactions	$3,237	$(1,960)	$9,867	$10,156	$124,887	$82,364
Share Transactions:
Issued	3,693	4,525	3,891	4,732	9,245	10,136
Reinvested	1,823	1,719	4,825	3,837	11,294	7,770
Redeemed	(5,234)	(6,359)	(7,742)	(7,434)	(10,584)	(11,104)
Change in Shares	282	(115)	974	1,135	9,955	6,802

See notes to financial statements.

29

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Target Retirement 2040 Fund		USAA Target Retirement 2050 Fund		USAA Target Retirement 2060 Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$35,111	$29,609	$19,342	$15,866	$2,432	$1,784
Net realized gains (losses) from investments	145,673	117,103	83,380	67,666	4,793	4,265
Net change in unrealized appreciation/depreciation on investments	73,975	(268,528)	47,604	(157,012)	11,491	(14,926)
Change in net assets resulting from operations	254,759	(121,816)	150,326	(73,480)	18,716	(8,877)
Change in net assets resulting from distributions to shareholders	(178,743)	(121,300)	(95,648)	(69,927)	(6,542)	(4,012)
Change in net assets resulting from capital transactions	165,208	129,376	96,903	79,935	16,916	22,693
Change in net assets	241,224	(113,740)	151,581	(63,472)	29,090	9,804
Net Assets:
Beginning of period	1,310,328	1,424,068	741,449	804,921	87,403	77,599
End of period	$1,551,552	$1,310,328	$893,030	$741,449	$116,493	$87,403
Capital Transactions:
Proceeds from shares issued	$129,343	$149,298	$89,371	$104,037	$27,519	$32,589
Distributions reinvested	178,580	121,220	95,564	69,884	6,537	4,009
Cost of shares redeemed	(142,715)	(141,142)	(88,032)	(93,986)	(17,140)	(13,905)
Change in net assets resulting from capital transactions	$165,208	$129,376	$96,903	$79,935	$16,916	$22,693
Share Transactions:
Issued	9,869	10,559	6,769	7,252	2,255	2,567
Reinvested	14,024	9,864	7,358	5,641	517	355
Redeemed	(10,874)	(10,010)	(6,635)	(6,553)	(1,390)	(1,101)
Change in Shares	13,019	10,413	7,492	6,340	1,382	1,821

See notes to financial statements.

30

This page is intentionally left blank.

31

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Target Retirement Income Fund
Year Ended December 31, 2019	$10.69	0.31	(b)	0.93	1.24	(0.31)	(0.40)
Year Ended December 31, 2018	$11.69	0.29		(0.64)	(0.35)	(0.29)	(0.36)
Year Ended December 31, 2017	$11.41	0.28		0.70	0.98	(0.28)	(0.42)
Year Ended December 31, 2016	$11.09	0.28		0.42	0.70	(0.28)	(0.10)
Year Ended December 31, 2015	$11.82	0.28		(0.50)	(0.22)	(0.28)	(0.23)
USAA Target Retirement 2020 Fund
Year Ended December 31, 2019	$11.28	0.31	(b)	1.25	1.56	(0.30)	(0.94)
Year Ended December 31, 2018	$12.86	0.30		(0.92)	(0.62)	(0.30)	(0.66)
Year Ended December 31, 2017	$12.28	0.30		1.25	1.55	(0.30)	(0.67)
Year Ended December 31, 2016	$11.85	0.30		0.60	0.90	(0.38)	(0.09)
Year Ended December 31, 2015	$12.56	0.30		(0.60)	(0.30)	(0.21)	(0.20)
USAA Target Retirement 2030 Fund
Year Ended December 31, 2019	$11.87	0.33	(b)	1.70	2.03	(0.31)	(1.12)
Year Ended December 31, 2018	$13.84	0.30		(1.25)	(0.95)	(0.30)	(0.72)
Year Ended December 31, 2017	$12.89	0.30		1.77	2.07	(0.32)	(0.80)
Year Ended December 31, 2016	$12.34	0.30		0.77	1.07	(0.48)	(0.04)
Year Ended December 31, 2015	$13.05	0.27		(0.63)	(0.36)	(0.08)	(0.27)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid to each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Overall increase in purchases and sales of securities.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Target Retirement Income Fund
Year Ended December 31, 2019	(0.71)	$11.22	11.72%	0.07%	2.75%	0.07%	$337,633	16%
Year Ended December 31, 2018	(0.65)	$10.69	(3.01)%	0.07%	2.53%	0.07%	$318,796	29%
Year Ended December 31, 2017	(0.70)	$11.69	8.66%	0.07%	2.44%	0.07%	$349,866	41	%(c)
Year Ended December 31, 2016	(0.38)	$11.41	6.36%	0.07%	2.41%	0.07%	$317,856	14%
Year Ended December 31, 2015	(0.51)	$11.09	(1.95)%	0.06%	2.36%	0.06%	$330,809	35%
USAA Target Retirement 2020 Fund
Year Ended December 31, 2019	(1.24)	$11.60	13.83%	0.04%	2.51%	0.04%	$581,471	28%
Year Ended December 31, 2018	(0.96)	$11.28	(4.85)%	0.04%	2.41%	0.04%	$554,154	34%
Year Ended December 31, 2017	(0.97)	$12.86	12.71%	0.04%	2.33%	0.04%	$617,583	39	%(c)
Year Ended December 31, 2016	(0.47)	$12.28	7.57%	0.04%	2.33%	0.04%	$570,796	11%
Year Ended December 31, 2015	(0.41)	$11.85	(2.40)%	0.04%	2.31%	0.04%	$583,926	30%
USAA Target Retirement 2030 Fund
Year Ended December 31, 2019	(1.43)	$12.47	17.13%	0.03%	2.53%	0.03%	$1,368,343	24%
Year Ended December 31, 2018	(1.02)	$11.87	(6.99)%	0.03%	2.25%	0.03%	$1,183,564	36%
Year Ended December 31, 2017	(1.12)	$13.84	16.12%	0.03%	2.29%	0.03%	$1,286,393	32%
Year Ended December 31, 2016	(0.52)	$12.89	8.70%	0.03%	2.22%	0.03%	$1,098,440	8%
Year Ended December 31, 2015	(0.35)	$12.34	(2.81)%	0.03%	2.08%	0.03%	$1,060,971	32%

See notes to financial statements.

33

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Target Retirement 2040 Fund
Year Ended December 31, 2019	$11.87	0.32	(b)	1.99	2.31	(0.29)	(1.31)
Year Ended December 31, 2018	$14.25	0.27		(1.46)	(1.19)	(0.28)	(0.91)
Year Ended December 31, 2017	$12.82	0.29		2.07	2.36	(0.29)	(0.64)
Year Ended December 31, 2016	$12.23	0.26		0.83	1.09	(0.48)	(0.02)
Year Ended December 31, 2015	$12.89	0.23		(0.58)	(0.35)	— (d)	(0.31)
USAA Target Retirement 2050 Fund
Year Ended December 31, 2019	$11.95	0.31	(b)	2.09	2.40	(0.28)	(1.23)
Year Ended December 31, 2018	$14.45	0.26		(1.54)	(1.28)	(0.26)	(0.96)
Year Ended December 31, 2017	$12.78	0.27		2.20	2.47	(0.28)	(0.52)
Year Ended December 31, 2016	$12.18	0.23		0.87	1.10	(0.42)	(0.08)
Year Ended December 31, 2015	$12.81	0.20		(0.52)	(0.32)	— (d)	(0.31)
USAA Target Retirement 2060 Fund
Year Ended December 31, 2019	$11.05	0.28	(b)	1.94	2.22	(0.27)	(0.47)
Year Ended December 31, 2018	$12.74	0.23		(1.39)	(1.16)	(0.23)	(0.30)
Year Ended December 31, 2017	$11.07	0.22		1.93	2.15	(0.22)	(0.26)
Year Ended December 31, 2016	$10.48	0.15		0.77	0.92	(0.30)	(0.03)
Year Ended December 31, 2015	$10.93	0.18	(b)	(0.45)	(0.27)	(0.01)	(0.17)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  The expense ratios exclude the impact of expenses paid to each underlying fund.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Overall increase in purchases and sales of securities.

(d)  Amount is less than $0.005.

(e) Overall decrease in purchases and sales of securities.

See notes to financial statements.

34

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^(a)	Net Investment Income (Loss)	Gross Expenses(a)	Net Assets, End of Period (000's)	Portfolio Turnover
USAA Target Retirement 2040 Fund
Year Ended December 31, 2019	(1.60)	$12.58	19.57%	0.02%	2.41%	0.02%	$1,551,552	29%
Year Ended December 31, 2018	(1.19)	$11.87	(8.53)%	0.02%	2.08%	0.02%	$1,310,328	35%
Year Ended December 31, 2017	(0.93)	$14.25	18.46%	0.03%	2.15%	0.03%	$1,424,068	32%
Year Ended December 31, 2016	(0.50)	$12.82	8.97%	0.03%	1.99%	0.03%	$1,195,926	9	%(e)
Year Ended December 31, 2015	(0.31)	$12.23	(2.71)%	0.03%	1.78%	0.03%	$1,128,269	35%
USAA Target Retirement 2050 Fund
Year Ended December 31, 2019	(1.51)	$12.84	20.16%	0.04%	2.32%	0.04%	$893,030	30%
Year Ended December 31, 2018	(1.22)	$11.95	(9.02)%	0.04%	1.96%	0.04%	$741,449	36%
Year Ended December 31, 2017	(0.80)	$14.45	19.39%	0.04%	2.00%	0.04%	$804,921	30%
Year Ended December 31, 2016	(0.50)	$12.78	9.02%	0.05%	1.87%	0.05%	$659,642	6	%(e)
Year Ended December 31, 2015	(0.31)	$12.18	(2.48)%	0.04%	1.58%	0.04%	$603,281	39%
USAA Target Retirement 2060 Fund
Year Ended December 31, 2019	(0.74)	$12.53	20.09%	0.10%	2.30%	0.22%	$116,493	29%
Year Ended December 31, 2018	(0.53)	$11.05	(9.18)%	0.10%	2.00%	0.23%	$87,403	36%
Year Ended December 31, 2017	(0.48)	$12.74	19.51%	0.10%	1.95%	0.29%	$77,599	37	%(c)
Year Ended December 31, 2016	(0.33)	$11.07	8.80%	0.10%	1.85%	0.41%	$53,142	4	%(e)
Year Ended December 31, 2015	(0.18)	$10.48	(2.47)%	0.10%	1.64%	0.51%	$37,963	35%

See notes to financial statements.

35

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following six Funds (collectively, the "Funds" and individually, a "Fund"):

Funds (Legal Name)	Funds (Short Name)
USAA Target Retirement Income Fund	Target Income
USAA Target Retirement 2020 Fund	Target 2020
USAA Target Retirement 2030 Fund	Target 2030
USAA Target Retirement 2040 Fund	Target 2040
USAA Target Retirement 2050 Fund	Target 2050
USAA Target Retirement 2060 Fund	Target 2060

Each Fund is a "fund of funds" in that it invests in a selection of affiliated mutual funds and exchange-traded funds managed by the Funds' Adviser, Victory Capital Management Inc., an affiliate of the Fund.

Each Fund may rely on certain Securities and Exchange Commission ("SEC") exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Funds, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Funds, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Funds approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Funds and Victory Capital Transfer Agency Company replaced SAS as the Funds' transfer agent. In addition, effective on that same date, shareholders of the Funds also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee"), and subject to Board oversight, the Committee administers and oversees the Funds' valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in the underlying affiliated Funds and other open-end investment companies, other than exchange-traded funds (ETFs), are valued at their net asset value ("NAV") at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

The underlying affiliated Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Target Income
Affiliated Exchange-Traded Funds	$33,245	$—	$—	$33,245
Affiliated Mutual Funds	304,005	—	—	304,005
Collateral for Securities Loaned	384	—	—	384
Total	$337,634	$—	$—	$337,634
Target 2020
Affiliated Exchange-Traded Funds	60,200	—	—	60,200
Affiliated Mutual Funds	520,477	—	—	520,477
Collateral for Securities Loaned	2,728	—	—	2,728
Total	$583,405	$—	$—	$583,405

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Level 1	Level 2	Level 3	Total
Target 2030
Affiliated Exchange-Traded Funds	$261,415	$—	$—	$261,415
Affiliated Mutual Funds	1,100,814	—	—	1,100,814
Collateral for Securities Loaned	4,344	—	—	4,344
Total	$1,366,573	$—	$—	$1,366,573
Target 2040
Affiliated Exchange-Traded Funds	387,971	—	—	387,971
Affiliated Mutual Funds	1,156,744	—	—	1,156,744
Collateral for Securities Loaned	18	—	—	18
Total	$1,544,733	$—	$—	$1,544,733
Target 2050
Affiliated Exchange-Traded Funds	241,667	—	—	241,667
Affiliated Mutual Funds	647,942	—	—	647,942
Total	$889,609	$—	$—	$889,609
Target 2060
Affiliated Exchange-Traded Funds	32,326	—	—	32,326
Affiliated Mutual Funds	82,885	—	—	82,885
Total	$115,211	$—	$—	$115,211

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs. ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Securities Lending:

The Funds, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Funds' agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in each Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019:

	Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
Target Income	$374	$—	$384
Target 2020	2,683	—	2,728
Target 2030	4,232	—	4,344
Target 2040	18	—	18

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Funds have reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Funds are charged to the Funds, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019, were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)
Target Income	$53,914	$59,214
Target 2020	159,517	186,584
Target 2030	343,962	311,327
Target 2040	463,224	414,542
Target 2050	292,520	252,553
Target 2060	44,980	29,868

There were no purchases and sales of U.S. government securities during the year ended December 31, 2019.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Funds by the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Adviser does not receive any fees from the Funds for these services.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Funds, and for directly managing day-to-day investment of the Funds' assets, subject to the authority of and supervision by the Board. AMCO did not receive any fees from the Funds for these services.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Funds' administrator and fund accountant under a Fund Administration, Servicing and Accounting Agreement, VCM does not receive any fees from the Funds for these services.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Funds. AMCO did not receive any fees from the Funds for these services.

Effective with the Transaction on July 1, 2019, the Funds (as part of the Trust) have entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred during the period from July 1, 2019 to December 31, 2019 are reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement.

In addition to the services provided under its Administration and Servicing Agreement with the Funds, AMCO also provided certain compliance and legal services for the benefit of the Funds prior to the

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Funds. VCTA nor SAS received any fees from the Funds for these services.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Funds pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Funds' accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Funds' custodian.

K&L Gates LLP provides legal services to the Trust.

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Funds until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred in any fiscal year exceed the expense limit for each respective Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limits (excluding voluntary waivers) are as follows:

In effect July 1, 2019 until June 30, 2021
Target Income	0.07%
Target 2020	0.04%
Target 2030	0.03%
Target 2040	0.02%
Target 2050	0.04%
Target 2060	0.10%

Under this expense limitation agreement, the Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, the following amounts are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended December 31, 2019, if any, are reflected on the Statement of Operations as "Expenses waived/reimbursed by Adviser" (amounts in thousands):

Expires December 31, 2022
Target 2030	$1
Target 2040	$1
Target 2060	$54

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The Adviser, may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Prior to the Transaction on July 1, 2019, AMCO agreed, through April 30, 2020, to limit the total annual operating expenses of Target 2060 to 0.10% of the average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, this expense limit is no longer in effect. For the period from January 1, 2019 through June 30, 2019, Target 2030, Target 2040 and Target 2060 incurred reimbursements of $1, $1 and $89 thousand, respectively. These amounts are reflected on the Statements of Operations as "Expenses waived/reimbursed by AMCO."

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Funds may be subject to other risks in addition to these identified risks.

Any investment involves risk, and there is no assurance that the each Fund's objective will be achieved. Each Fund is actively managed and the investment techniques and risk analyses used by each Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The risks of each Fund directly correspond to the risks of the underlying affiliated funds in which each Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund's asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Funds are also subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).

In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund's assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Funds during the period is presented on the Statements of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Funds paid CAPCO the following facility fees (amounts in thousands):

Target Income	$1
Target 2020	2
Target 2030	5
Target 2040	6
Target 2050	3
Target 2060	—	*

*  Amount is less than $1.

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The Funds had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is presented on the Statements of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statements of Operations under Income on Interfund lending.

The average borrowing and lending for the days outstanding and average interest rate for each Fund during the year ended December 31, 2019 were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at December 31, 2019	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Target Income	Borrower	$—	$2,251	1	2.11%	$2,251

*  For the year ended December 31, 2019, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

Distributions of net investment income, if any, are made quarterly by Target Income and annually by each of the other Funds. Distributable net realized gains, if any, are declared and paid at least annually by each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Funds may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payment made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended December 31, 2019 (amounts in thousands):

	Total Distributable Earnings/(Loss)	Capital
Target 2020	$(1,830)	$1,830

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The tax character of distributions paid during the tax years ended as noted below were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended December 31, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Target Income	$9,126	$11,680	$20,806	$20,806
Target 2020	14,828	42,350	57,178	57,178
Target 2030	33,422	109,581	143,003	143,003
Target 2040	36,373	142,370	178,743	178,743
Target 2050	20,107	75,541	95,648	95,648
Target 2060	2,480	4,062	6,542	6,542
	Year Ended December 31, 2018
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Target Income	$9,497	$9,563	$19,060	$19,060
Target 2020	14,608	29,915	44,523	44,523
Target 2030	29,981	65,075	95,056	95,056
Target 2040	30,920	90,380	121,300	121,300
Target 2050	16,518	53,409	69,927	69,927
Target 2060	1,800	2,212	4,012	4,012

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Target Income	$—	$4,446	$4,446	$15,491	$19,937
Target 2020	551	9,585	10,136	37,190	47,326
Target 2030	363	33,291	33,654	103,413	137,067
Target 2040	709	55,309	56,018	128,367	184,385
Target 2050	620	37,219	37,839	74,084	111,923
Target 2060	233	3,548	3,781	6,211	9,992

*  The difference between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

During the tax year ended December 31, 2019, the Funds had no capital loss carryforwards, for federal income tax purposes.

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Target Income	$322,143	$17,774	$(2,283)	$15,491
Target 2020	546,215	40,914	(3,724)	37,190
Target 2030	1,263,160	113,475	(10,062)	103,413
Target 2040	1,416,366	140,879	(12,512)	128,367
Target 2050	815,525	81,582	(7,498)	74,084
Target 2060	109,000	7,072	(861)	6,211
44

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

8. Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or an investment company managed by VCM. The Funds do not invest in affiliated underlying funds for the purpose of exercising management or control. These underlying funds are noted as affiliated in each Fund's Schedule of Portfolio Investments. The affiliated underlying fund's annual or semiannual reports may be viewed at usaa.com. Transactions in affiliated securities during the year ended December 31, 2019 were as follows (amount in thousands):

	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target Income
USAA Government Securities Fund, Institutional Shares	$101,822	$2,591	$(9,193)	$(40)	$—	$3,182	$98,362	$2,585
USAA Capital Growth Fund, Institutional Shares	—	3,012	(2,170)	106	89	3	951	14
USAA Target Managed Allocation Fund	15,213	829	(825)	(85)	56	2,623	17,755	772
USAA Precious Metals and Minerals Fund, Institutional Shares	—	822	—	—	—	248	1,070	—
USAA High Income Fund, Institutional Shares	7,687	499	(2,169)	(39)	—	540	6,518	460
USAA Short-Term Bond Fund, Institutional Shares	48,922	1,422	(3,862)	32	—	940	47,454	1,417
USAA Income Fund, Institutional Shares	64,474	2,635	(7,687)	69	153	4,490	63,981	2,304
USAA Emerging Markets Fund, Institutional Shares	1,583	—	(1,842)	21	—	238	—	—
USAA International Fund, Institutional Shares	13,133	137	(14,750)	3,763	132	(2,283)	—	4
USAA Small Cap Stock Fund, Institutional Shares	1,358	1,035	—	—	227	203	2,596	6
USAA Income Stock Fund, Institutional Shares	3,426	469	(2,106)	10	317	302	2,101	65
USAA Growth Fund, Institutional Shares	5,859	847	(3,174)	1,671	795	(1,131)	4,072	52
USAA Global Managed Volatility Fund, Institutional Shares	31,000	1,341	(4,262)	(102)	607	5,216	33,193	734
USAA 500 Index Fund, Reward Shares	2,884	32	(3,479)	2,338	—	(1,775)	—	32

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Victory Trivalent International Core Equity Fund, Class R6	$—	$3,722	$—	$—	$—	$340	$4,062	$31
Victory Integrity Mid-Cap Value Fund, Class R6	—	2,951	—	—	—	234	3,185	23
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	3,645	—	—	—	—	275	3,920	109
VictoryShares USAA MSCI International Value Momentum ETF	5,555	—	—	—	—	622	6,177	215
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	830	1,088	—	—	—	171	2,089	22
VictoryShares USAA MSCI USA Value Momentum ETF	6,755	—	—	—	—	1,328	8,083	152
VictoryShares Dividend Accelerator ETF	—	3,069	—	—	—	155	3,224	19
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	2,459	—	—	—	118	2,577	27
VictoryShares International Volatility WTD ETF	—	1,823	—	—	—	79	1,902	18
VictoryShares Emerging Market Volatility Wtd ETF	—	1,508	—	—	—	10	1,518	13
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	405	—	—	—	27	432	7
VictoryShares International High Div Volatility WTD ETF	—	1,825	—	—	—	81	1,906	29
Victory Market Neutral Income Fund, Class I	—	13,570	—	—	—	186	13,756	197
Victory RS International Fund, Class R6	—	4,647	—	—	3	302	4,949	8
VictoryShares U.S. 500 Volatility Wtd ETF	—	1,397	—	—	—	20	1,417	3
USAA Value Fund, Institutional Shares	3,494	—	(3,915)	1,913	—	(1,492)	—	—
Total	$317,640	$54,135	$(59,434)	$9,657	$2,379	$15,252	$337,250	$9,318

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target 2020
USAA Government Securities Fund, Institutional Shares	$141,464	$19,909	$(2,874)	$(23)	$—	$4,326	$162,802	$3,709
USAA Capital Growth Fund, Institutional Shares	—	8,001	(8,254)	253	—	—	—	—
USAA Target Managed Allocation Fund	40,424	1,609	(16,788)	866	115	6,113	32,224	1,494
USAA Precious Metals and Minerals Fund, Institutional Shares	—	1,444	—	—	—	435	1,879	—
USAA High Income Fund, Institutional Shares	13,660	844	(948)	26	—	919	14,501	845
USAA Short-Term Bond Fund, Institutional Shares	49,557	28,192	(1,200)	6	—	993	77,548	1,509
USAA Intermediate-Term Bond Fund, Institutional Shares	105	6	(117)	22	1	(16)	—	5
USAA Income Fund, Institutional Shares	87,108	17,620	(3,544)	(46)	243	6,093	107,231	3,275
USAA Emerging Markets Fund, Institutional Shares	2,783	—	(3,224)	562	—	(121)	—	—
USAA International Fund, Institutional Shares	33,993	—	(37,344)	11,714	—	(8,363)	—	—
USAA Small Cap Stock Fund, Institutional Shares	4,519	866	(1,588)	323	399	431	4,551	10
USAA Income Stock Fund, Institutional Shares	10,692	2,952	(8,212)	152	996	1,011	6,595	218
USAA Growth Fund, Institutional Shares	19,721	2,149	(14,917)	7,803	2,020	(5,338)	9,418	128
USAA Global Managed Volatility Fund, Institutional Shares	82,967	2,943	(36,840)	2,842	1,404	10,920	62,832	1,539
USAA 500 Index Fund, Reward Shares	9,701	97	(11,629)	4,854	—	(3,023)	—	98
Victory Trivalent International Core Equity Fund, Class R6	—	5,209	—	—	—	471	5,680	43
Victory Integrity Mid-Cap Value Fund, Class R6	—	12,025	(4,006)	176	—	756	8,951	64

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$1,531	$—	$—	$—	$—	$123	$1,654	$50
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	6,108	—	(647)	(149)	—	591	5,903	180
VictoryShares USAA MSCI International Value Momentum ETF	13,873	—	(6,504)	(999)	—	2,514	8,884	516
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	2,424	—	—	—	—	469	2,893	51
VictoryShares USAA MSCI USA Value Momentum ETF	18,492	—	(9,013)	1	—	3,482	12,962	395
VictoryShares Dividend Accelerator ETF	—	8,527	—	—	—	517	9,044	64
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	8,232	—	—	—	393	8,625	90
VictoryShares International Volatility WTD ETF	—	4,655	(1,652)	73	—	133	3,209	40
VictoryShares Emerging Market Volatility Wtd ETF	—	2,692	—	—	—	18	2,710	23
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	1,297	—	—	—	85	1,382	23
VictoryShares International High Div Volatility WTD ETF	—	4,659	(1,953)	70	—	124	2,900	62
Victory Market Neutral Income Fund, Class I	—	18,556	—	—	—	254	18,810	270
Victory RS International Fund, Class R6	—	7,002	—	—	4	453	7,455	12
VictoryShares US 500 Volatility Wtd ETF	—	33	—	—	—	1	34	—
USAA Value Fund, Institutional Shares	13,680	—	(15,331)	7,007	—	(5,356)	—	—
Total	$552,802	$159,519	$(186,585)	$35,533	$5,182	$19,408	$580,677	$14,713

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target 2030
USAA Government Securities Fund, Institutional Shares	$210,402	$6,793	$(7,246)	$(22)	$—	$6,458	$216,385	$5,480
USAA Capital Growth Fund, Institutional Shares	—	26,748	(11,040)	372	1,508	27	16,107	238
USAA Target Managed Allocation Fund	120,867	6,914	—	—	471	20,454	148,235	6,444
USAA Precious Metals and Minerals Fund, Institutional Shares	63	3,192	—	—	—	990	4,245	—
USAA High Income Fund, Institutional Shares	25,179	1,618	—	—	—	1,748	28,545	1,618
USAA Short-Term Bond Fund, Institutional Shares	52,084	5,691	(4,610)	(17)	—	1,057	54,205	1,510
USAA Intermediate-Term Bond Fund, Institutional Shares	226	12	(250)	51	2	(39)	—	10
USAA Income Fund, Institutional Shares	111,377	12,623	(1,999)	66	301	7,832	129,899	4,230
USAA Emerging Markets Fund, Institutional Shares	7,208	—	(8,338)	1,430	—	(300)	—	—
USAA International Fund, Institutional Shares	95,967	309	(107,550)	31,424	302	(20,150)	—	8
USAA Small Cap Stock Fund, Institutional Shares	13,931	2,542	(1,975)	35	1,478	2,351	16,884	38
USAA Income Stock Fund, Institutional Shares	29,595	13,134	(22,365)	259	3,559	2,949	23,572	720
USAA Growth Fund, Institutional Shares	62,384	9,302	(32,850)	13,036	8,735	(7,144)	44,728	567
USAA Global Managed Volatility Fund, Institutional Shares	247,844	11,086	(25,700)	(566)	5,015	42,011	274,675	6,073
USAA 500 Index Fund, Reward Shares	30,263	339	(36,604)	16,891	—	(10,889)	—	339
Victory Trivalent International Core Equity Fund, Class R6	—	27,628	—	—	—	2,524	30,152	227

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Victory Integrity Mid-Cap Value Fund, Class R6	$—	$42,400	$—	$—	$—	$3,279	$45,679	$329
VictoryShares USAA Core Intermediate-Term Bond ETF	4,743	541	—	—	—	378	5,662	156
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	18,030	—	—	—	—	1,361	19,391	541
VictoryShares USAA MSCI International Value Momentum ETF	40,553	—	—	—	—	4,546	45,099	1,573
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	8,947	1,739	—	—	—	1,737	12,423	196
VictoryShares USAA MSCI USA Value Momentum ETF	56,304	—	—	—	—	11,072	67,376	1,266
VictoryShares Dividend Accelerator ETF	—	31,284	—	—	—	1,701	32,985	210
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	28,235	—	—	—	1,346	29,581	310
VictoryShares International Volatility WTD ETF	—	14,323	—	—	—	618	14,941	140
VictoryShares Emerging Market Volatility Wtd ETF	—	8,749	—	—	—	60	8,809	76
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	4,377	—	—	—	288	4,665	78
VictoryShares International High Div Volatility WTD ETF	—	13,271	—	—	—	592	13,863	212
Victory Market Neutral Income Fund, Class I	—	25,676	—	—	—	352	26,028	373
Victory RS International Fund, Class R6	—	38,941	—	—	23	2,534	41,475	70
VictoryShares U.S. 500 Volatility Wtd ETF	—	6,493	—	—	—	127	6,620	18
USAA Value Fund, Institutional Shares	44,990	—	(50,798)	20,457	—	(14,649)	—	—
Total	$1,180,957	$343,960	$(311,325)	$83,416	$21,394	$65,221	$1,362,229	$33,050

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target 2040
USAA Government Securities Fund, Institutional Shares	$138,037	$3,587	$(6,002)	$63	$—	$4,187	$139,872	$3,580
USAA Capital Growth Fund, Institutional Shares	—	35,298	(20,372)	879	1,488	92	15,897	235
USAA Target Managed Allocation Fund	162,773	9,310	—	—	634	27,547	199,630	8,677
USAA Precious Metals and Minerals Fund, Institutional Shares	58	3,564	—	—	—	1,100	4,722	—
USAA High Income Fund, Institutional Shares	20,923	1,320	(1,471)	(22)	—	1,452	22,202	1,321
USAA Short-Term Bond Fund, Institutional Shares	23,324	659	(3,500)	60	—	405	20,948	657
USAA Intermediate-Term Bond Fund, Institutional Shares	163	8	(180)	9	1	—	—	7
USAA Income Fund, Institutional Shares	70,928	2,787	(3,781)	79	179	4,918	74,931	2,608
USAA Emerging Markets Fund, Institutional Shares	10,611	—	(12,445)	4,740	—	(2,906)	—	—
USAA International Fund, Institutional Shares	129,866	1,757	(147,024)	42,679	1,710	(27,278)	—	48
USAA Small Cap Stock Fund, Institutional Shares	19,202	5,636	(2,541)	87	2,233	3,112	25,496	57
USAA Income Stock Fund, Institutional Shares	41,658	17,135	(29,756)	239	4,735	4,101	33,377	966
USAA Growth Fund, Institutional Shares	83,583	12,852	(42,246)	14,612	12,070	(7,000)	61,801	783
USAA Global Managed Volatility Fund, Institutional Shares	334,080	15,137	(30,267)	(670)	6,846	56,708	374,988	8,291
USAA 500 Index Fund, Reward Shares	40,594	456	(49,015)	26,352	—	(18,387)	—	456
Victory Trivalent International Core Equity Fund, Class R6	—	39,976	—	—	—	3,678	43,654	328

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Victory Integrity Mid-Cap Value Fund, Class R6	$—	$57,658	$—	$—	$—	$4,410	$62,068	$447
VictoryShares USAA Core Intermediate-Term Bond ETF	3,668	—	—	—	—	295	3,963	119
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	24,123	—	—	—	—	1,821	25,944	723
VictoryShares USAA MSCI International Value Momentum ETF	54,432	—	—	—	—	6,102	60,534	2,112
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	11,524	6,377	—	—	—	2,297	20,198	269
VictoryShares USAA MSCI USA Value Momentum ETF	78,526	3,075	—	—	—	15,491	97,092	1,773
VictoryShares Dividend Accelerator ETF	—	42,208	—	—	—	2,302	44,510	280
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	37,266	—	—	—	1,776	39,042	409
VictoryShares International Volatility WTD ETF	—	20,025	—	—	—	864	20,889	196
VictoryShares Emerging Market Volatility Wtd ETF	—	14,733	—	—	—	105	14,838	112
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	5,828	—	—	—	384	6,212	104
VictoryShares International High Div Volatility WTD ETF	—	20,037	—	—	—	894	20,931	320
Victory Market Neutral Income Fund, Class I	—	15,998	—	—	—	219	16,217	233
Victory RS International Fund, Class R6	—	57,195	—	—	34	3,746	60,941	102
VictoryShares U.S. 500 Volatility Wtd ETF	—	33,340	—	—	—	478	33,818	80
USAA Value Fund, Institutional Shares	58,243	—	(65,941)	26,636	—	(18,938)	—	—
Total	$1,306,316	$463,222	$(414,541)	$115,743	$29,930	$73,975	$1,544,715	$35,293

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target 2050
USAA Government Securities Fund, Institutional Shares	$64,040	$3,274	$(3,647)	$30	$—	$1,971	$65,668	$1,682
USAA Capital Growth Fund, Institutional Shares	—	21,277	(12,927)	630	846	56	9,036	134
USAA Target Managed Allocation Fund	98,413	5,629	—	—	383	16,654	120,696	5,247
USAA Precious Metals and Minerals Fund, Institutional Shares	—	2,039	—	—	—	614	2,653	—
USAA High Income Fund, Institutional Shares	1,913	103	(1,000)	22	—	107	1,145	102
USAA Short-Term Bond Fund, Institutional Shares	8,454	225	(2,500)	43	—	126	6,348	224
USAA Intermediate-Term Bond Fund, Institutional Shares	124	7	(138)	7	1	—	—	5
USAA Income Fund, Institutional Shares	30,496	1,219	(1,001)	41	79	2,138	32,893	1,141
USAA Emerging Markets Fund, Institutional Shares	7,030	—	(8,256)	2,768	—	(1,542)	—	—
USAA International Fund, Institutional Shares	77,851	3,557	(90,399)	23,769	1,831	(14,778)	—	51
USAA Small Cap Stock Fund, Institutional Shares	12,011	3,584	(2,526)	206	1,315	1,743	15,018	34
USAA Income Stock Fund, Institutional Shares	23,307	12,038	(17,822)	151	2,836	2,402	20,076	579
USAA Growth Fund, Institutional Shares	50,089	7,841	(24,734)	6,813	7,363	(2,305)	37,704	478
USAA Global Managed Volatility Fund, Institutional Shares	202,168	10,808	(17,438)	(351)	4,194	34,530	229,717	5,079
USAA 500 Index Fund, Reward Shares	24,242	287	(29,481)	15,605	—	(10,653)	—	286
Victory Trivalent International Core Equity Fund, Class R6	—	23,406	—	—	—	2,117	25,523	192
Victory Integrity Mid-Cap Value Fund, Class R6	—	36,125	—	—	—	2,745	38,870	280

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
VictoryShares USAA Core Intermediate-Term Bond ETF	$934	$—	$—	$—	$—	$75	$1,009	$30
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	14,914	1,586	—	—	—	1,168	17,668	456
VictoryShares USAA MSCI International Value Momentum ETF	33,112	—	—	—	—	3,712	36,824	1,284
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	7,742	4,039	—	—	—	1,550	13,331	180
VictoryShares USAA MSCI USA Value Momentum ETF	44,630	6,178	—	—	—	9,048	59,856	1,061
VictoryShares Dividend Accelerator ETF	—	25,793	—	—	—	1,367	27,160	166
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	22,240	—	—	—	1,060	23,300	244
VictoryShares International Volatility WTD ETF	—	13,312	—	—	—	445	13,757	101
VictoryShares Emerging Market Volatility Wtd ETF	—	9,045	—	—	—	81	9,126	53
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	3,832	—	—	—	183	4,015	50
VictoryShares International High Div Volatility WTD ETF	—	11,151	—	—	—	497	11,648	178
Victory Market Neutral Income Fund, Class I	—	7,218	—	—	—	99	7,317	105
Victory RS International Fund, Class R6	—	33,142	—	—	20	2,136	35,278	59
VictoryShares U.S. 500 Volatility Wtd ETF	—	23,566	—	—	—	407	23,973	59
USAA Value Fund, Institutional Shares	36,056	—	(40,685)	14,778	—	(10,149)	—	—
Total	$737,526	$292,521	$(252,554)	$64,512	$18,868	$47,604	$889,609	$19,540

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
Target 2060
USAA Government Securities Fund, Institutional Shares	$7,207	$1,265	$—	$—	$—	$244	$8,716	$212
USAA Capital Growth Fund, Institutional Shares	—	2,615	(1,287)	52	130	7	1,387	20
USAA Target Managed Allocation Fund	11,551	2,042	—	—	50	2,048	15,641	680
USAA Precious Metals and Minerals Fund, Institutional Shares	—	254	—	—	—	76	330	—
USAA High Income Fund, Institutional Shares	138	54	(200)	6	—	4	2	8
USAA Intermediate-Term Bond Fund, Institutional Shares	8	—	(8)	—	—	—	—	—
USAA Income Fund, Institutional Shares	3,651	245	—	—	10	265	4,161	142
USAA Emerging Markets Fund, Institutional Shares	874	—	(1,030)	138	—	18	—	—
USAA International Fund, Institutional Shares	8,568	918	(10,489)	669	232	334	—	7
USAA Small Cap Stock Fund, Institutional Shares	1,480	637	(303)	(38)	180	279	2,055	5
USAA Short-Term Bond Fund, Institutional Shares	916	179	(1,114)	20	—	—	1	20
USAA Income Stock Fund, Institutional Shares	2,518	1,782	(2,241)	35	356	268	2,362	72
USAA Growth Fund, Institutional Shares	5,800	963	(2,652)	421	904	98	4,630	59
USAA Global Managed Volatility Fund, Institutional Shares	23,746	3,860	(1,657)	(30)	551	4,246	30,165	666
USAA 500 Index Fund, Reward Shares	2,877	442	(3,997)	1,030	—	(352)	—	41
Victory Trivalent International Core Equity Fund, Class R6	—	2,906	—	—	—	265	3,171	24
Victory Integrity Mid-Cap Value Fund, Class R6	—	5,051	—	—	—	381	5,432	39

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019
	Fair Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Capital Gain Distribution	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2019	Dividend Income
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$1,854	$407	$—	$—	$—	$148	$2,409	$58
VictoryShares USAA MSCI International Value Momentum ETF	4,621	191	—	1	—	524	5,337	183
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	931	570	—	—	—	195	1,696	23
VictoryShares USAA MSCI USA Value Momentum ETF	5,176	1,478	—	—	—	1,110	7,764	134
VictoryShares Dividend Accelerator ETF	—	3,302	—	—	—	175	3,477	21
VictoryShares U.S. Multi-Factor Minimum Volatility ETF	—	3,129	—	—	—	147	3,276	33
VictoryShares International Volatility WTD ETF	—	1,805	—	—	—	50	1,855	13
VictoryShares Emerging Market Volatility Wtd ETF	—	1,289	—	—	—	20	1,309	7
VictoryShares U.S. Small Cap High Div Volatility Wtd ETF	—	551	—	—	—	36	587	10
VictoryShares International High Div Volatility WTD ETF	—	1,471	—	—	—	53	1,524	19
Victory Market Neutral Income Fund, Class I	—	83	—	—	—	1	84	1
Victory RS International Fund, Class R6	—	4,458	—	—	3	290	4,748	8
VictoryShares U.S. 500 Volatility Wtd ETF	—	3,032	—	—	—	60	3,092	8
USAA Value Fund, Institutional Shares	4,315	—	(4,889)	73	—	501	—	—
Total	$86,231	$44,979	$(29,867)	$2,377	$2,416	$11,491	$115,211	$2,513
56

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
Target Income	$1,000.00	$1,034.10	$1,024.90	$0.31	$0.31	0.06%
Target 2020	1,000.00	1,037.10	1,025.00	0.21	0.20	0.04%
Target 2030	1,000.00	1,050.10	1,025.10	0.10	0.10	0.02%
Target 2040	1,000.00	1,058.30	1,025.10	0.10	0.10	0.02%
Target 2050	1,000.00	1,060.50	1,025.05	0.16	0.15	0.03%
Target 2060	1,000.00	1,060.80	1,024.70	0.52	0.51	0.10%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

57

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

58

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

59

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

60

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

61

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011) Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

62

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

63

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended December 31, 2019, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2020.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended December 31, 2019 (amounts in thousands):

	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Distributions(2)	Long-Term Capital Gain Distributions(2)	Foreign Taxes Paid(3)	Foreign Source Income
Target Income	7%	12%	$—	$11,680	$47	$419
Target 2020	10%	14%	310	44,180	70	859
Target 2030	17%	24%	541	109,581	59	2,780
Target 2040	20%	29%	1,250	142,370	437	3,846
Target 2050	22%	31%	758	75,541	294	2,308
Target 2060	21%	39%	48	4,062	151	298

(1)  Presented as a percentage of net investment income.

(2)  Pursuant to Section 852 of the Internal Revenue Code.

(3)  The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries.

64

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

88214-0220

DECEMBER 31, 2019

Annual Report

USAA Ultra Short-Term Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Manager's Commentary on the Fund (Unaudited)	4
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Report of Independent Registered Public Accounting Firm	9
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Supplemental Information (Unaudited)	36
Expense Example	36
Proxy Voting and Portfolio Holdings Information	36
Trustees' and Officers' Information	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

As we turn the page into a new decade, it's hard not to reflect on the fact that we have been enjoying the longest-ever bull market in U.S. equities. The run has been impressive, and despite periods of tumult and plenty of negative news, the bull market endured throughout 2019.

For the annual reporting period ended December 31, 2019, the S&P 500® Index ("S&P 500") posted impressive gains of almost 29%. This represents the greatest one-year gain since 2013 and also illustrates a swift bounce-back after a precipitous drop late in 2018. The move higher supports the notion that underlying fundamentals of U.S. companies drive performance, rather than the political news and headline fears that often capture the attention of investors.

Perhaps we shouldn't be surprised at the impressive performance of equities. The U.S. economy—the world's largest—remains on solid footing and has been a key driver of both domestic and international stocks. Robust job creation, near-record low unemployment, and steady consumer spending continue and offer reasons for further optimism. Meanwhile, inflation remains muted, and the U.S. Federal Reserve (the "Fed") and other major global central banks have taken an accommodative stance. In fact, the Fed has cut interest rates by a total of 0.75% over three meetings last July, September, and October.

The risk-on attitudes of investors, coupled with the accommodative monetary policy, had an expected impact on U.S. Treasury yields. The 10-year Treasury yield declined significantly over the course of 2019, falling from 2.66% to 1.92% at year-end. More interesting, however, was that the yield on 10-year Treasurys fell below shorter-term yields for the first time since before the 2007-2008 Global Financial Crisis. This inverted yield curve spooked investors for a spell, only to revert back to a traditional upward sloping yield curve by the end of 2019.

The robust domestic economy, low interest rates, and ample liquidity from central banks provided a potent tonic for the stock market in 2019. In fact, at year-end 2019, the S&P 500 was approaching its highest valuation level since 1999. This reminds all of us to retain some historical context on the bull market. Many of us remember the Global Financial Crisis and, before that, the collapse of the dot-com bubble. Although those are now but a distant memory (and we are not forecasting such tumult), we should not forget that stocks don't always go up and cycles don't last forever. In other words, valuations still matter.

The key point is not to discount the risks. In addition to lofty valuations, investors need to keep apprised of trade disputes, geopolitical hotspots, a contentious U.S. election, and a host of other potential headwinds. Yet it is these very risks—these cross-currents—that may create pricing dislocations. This is an environment in which we believe our Victory Capital independent investment franchises can thrive.

On the following pages, you will find information relating to your USAA Funds investment. If you have any questions, we encourage you to contact your financial adviser. Or, if you invest with us directly, you may call (800) 235-8396, or visit our website at www.usaa.com.

2

My colleagues and I sincerely appreciate the confidence you have placed in the USAA Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
USAA Funds

3

USAA Mutual Funds Trust (Unaudited)

USAA Ultra Short-Term Bond Fund

Manager's Commentary

USAA Investments, A Victory Capital Investment Franchise
Douglas Rollwitz
Brian Smith
Jim Jackson
Neal Graves

•  What were the market conditions during the reporting period?

Bond yields ended the reporting period of December 31, 2019 lower than they began, as the U.S. Federal Reserve (the "Fed") loosened monetary policy. Fed policymakers lowered the federal funds ("fed funds") rate three times during 2019—by 0.25% on each occasion—to a range between 1.50% and 1.75% at the end of the reporting period. Rates were left unchanged at the last meeting of the year in December with the Fed expecting the economy to continue improving. Regarding the Fed's balance sheet, a normalization program that took place between October 2017 and August 2019 gradually decreased it to $3.8 trillion from $4.4 trillion, before rising again starting in September 2019. In September, there was a serious funding shortfall in the repo market, and the Fed responded with a series of liquidity injections aimed at preventing further capital droughts and stabilizing short term rates. The Fed balance sheet ended the year at just under $4.2 trillion.

The other noteworthy event in the market was the yield curve inversion. In August 2019, the yield on a 10-year U.S. Treasury note fell below the yield on a two-year note for the first time since 2007 in what is commonly known as a yield curve inversion. While interest rates set by the Fed have a significant influence on short-term U.S. Treasury yields, market forces such as investor sentiment and demand for various tenors of bonds determine the actual shape of the yield curve. Yield curve inversions are not a common occurrence and have preceded the past seven recessions, with the average lead time being 14 months. Global economic activity picked up markedly late in 2019, and the year ended with a normally sloped yield curve. As a reference, the one-year U.S. Treasury yield started the reporting period at 2.60% and closed it at 1.57%.

The investment-grade new issue market priced $1.128 trillion of primary corporate supply in 2019, down only modestly at 1.8% year-over-year, but the lowest gross issuance since 2014. Demand for bonds was strong and credit spreads tightened significantly throughout 2019. The investment-grade index spread started the reporting period at approximately +200 basis points and ended at +128 basis points. Higher quality A-rated paper tightened in as well, starting the period at +122 basis points and ending at +72 basis points. An influx of demand from foreign buyers was a contributing factor to spread tightening, as many of these investors were fleeing negative yields in their local markets.

•  How did the USAA Ultra Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended December 31, 2019, the Fund Shares, Institutional Shares, and R6 shares had total returns of 4.37%, 4.43%, and 4.70%, respectively. This compares

4

USAA Mutual Funds Trust (Unaudited)

USAA Ultra Short-Term Bond Fund (continued)

Manager's Commentary (continued)

to total returns of 2.25% for the Citigroup 3-Month U.S. Treasury Bill Index and 3.05% for the Lipper Ultra Short Obligations Funds Index.

•  What were your strategies for the Fund during the reporting period?

Maintaining our investment approach, we selectively sought relative value opportunities among various sectors near the front end of the yield curve. As always, we worked closely with our in-house team of credit analysts, who use independent credit research to identify and evaluate potential investments. Our credit analysts also continuously monitored every bond in the portfolio. As the Fund entered the reporting period with a longer duration than the Citigroup 3-Month U.S. Treasury Bill Index and the Lipper Ultra Short Obligations Funds Index, declining short-term interest rates were a meaningful positive contributor to performance. Tightening credit spreads also added to performance. Throughout all types of interest rate and credit spread environments, we intend to seek out what we believe are selective opportunities along the front end of curve.

At the end of the reporting period, the Fund had a weighted average maturity ("WAM") of close to one year at 1.01. The portfolio's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

Thank you for the opportunity to help you with your investment needs.

5

USAA Mutual Funds Trust (Unaudited)

USAA Ultra Short-Term Bond Fund

Investment Overview

Average Annual Total Return

Year Ended December 31, 2019

	Fund Shares	Institutional Shares	R6 Shares
INCEPTION DATE	10/18/10	7/12/13	3/1/17
	Net Asset Value	Net Asset Value	Net Asset Value	Citigroup 3-Month U.S. Treasury Bill Index(1)	Lipper Ultra Short Obligations Funds Index(2)
One Year	4.37%	4.43%	4.70%	2.25%	3.05%
Five Year	1.80%	1.80%	N/A	1.05%	1.59%
Since Inception	1.72%	1.69%	2.69%	0.58%	1.17%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.usaa.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

+The since inception performance of the Citigroup 3-Month U.S. Treasury Bill Index and Lipper Ultra Short Obligations Funds Index are calculated from October 18, 2010 through December 31, 2019.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Ultra Short-Term Bond Fund — Growth of $10,000

1The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

2The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category. There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index are calculated from the end of the month, October 31, 2010, while the USAA Ultra Short-Term Bond Fund Shares commenced operations on October 18, 2010. There may be a slight variation of performance numbers because of this difference.

6

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	December 31, 2019

  (Unaudited)

Investment Objective & Portfolio Holdings:

The Fund's investment objective seeks to provide high current income consistent with preservation of principal.

Asset Allocation*

12/31/19

(% of Net Assets)

Corporate Bonds	40.1%
Yankee Dollars	26.5%
Asset Backed Securities	14.6%
Collateralized Mortgage Obligations	11.4%
Municipal Bonds	2.8%
Senior Secured Loans	1.2%
U.S. Treasury Obligations	0.9%
Preferred Stocks	0.3%

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

Refer to the Schedule of Portfolio Investments for a complete list of portfolio holdings.

7

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund (continued)	December 31, 2019

  (Unaudited)

Portfolio Ratings Mix*

12/31/19
(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

*Does not include futures, money market instruments and short-term investments purchased with cash collateral from securities loaned.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Ultra Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Ultra Short-Term Bond Fund (the "Fund") (one of the funds constituting the USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
February 28, 2020

9

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset Backed Securities (14.6%)
ARI Fleet Lease Trust, Series 2017-A, Class A2, 1.91%, 4/15/26, Callable 12/15/20 @ 100 (a)	$161	$161
ARI Fleet Lease Trust, Series 2017-A, Class A3, 2.28%, 4/15/26, Callable 12/15/20 @ 100 (a)	1,000	1,001
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A, 2.50%, 2/20/21, Callable 2/20/20 @ 100 (a)	225	225
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class C, 4.94%, 6/20/22 (a)	2,000	2,046
Bank of The West Auto Trust, Series 2019-1, Class A3, 2.43%, 4/15/24, Callable 7/15/23 @ 100 (a)	1,000	1,006
Bank of The West Auto Trust, Series 2019-1, Class A2, 2.40%, 10/17/22, Callable 7/15/23 @ 100 (a)	975	977
BCC Funding LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 11/20/23 @ 100 (a)	1,000	1,000
BCC Funding LLC, Series 2016-1, Class D, 4.78%, 8/20/22, Callable 6/20/20 @ 100 (a)	1,950	1,967
Canadian Pacer Auto Receivables Trust, Series 2017-1A, Class A3, 2.05%, 3/19/21, Callable 8/19/20 @ 100 (a)	507	507
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 4/19/21 @ 100 (a)	1,500	1,522
Credit Acceptance Auto Loan Trust, Series 2017-3A, Class A, 2.65%, 6/15/26 (a)	800	802
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class B, 3.60%, 4/15/27, Callable 6/15/21 @ 100 (a)	1,000	1,017
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 8/15/21 @ 100	1,190	1,206
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/24, Callable 12/15/21 @ 100	2,000	2,046
Enterprise Fleet Financing LLC, Series 2016-2, Class A3, 2.04%, 2/22/22 (a)	1,306	1,305
Exeter Automobile Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 3/15/22 @ 100 (a)	1,476	1,482
Exeter Automobile Receivables Trust, Series 2018-3A, Class A, 2.90%, 1/18/22, Callable 3/15/22 @ 100 (a)	40	40
Exeter Automobile Receivables Trust, Series 2019-4A, Class A, 2.18%, 1/17/23, Callable 10/15/24 @ 100 (a)	862	862
First Investors Auto Owner Trust, Series 2016-2A, Class D, 3.35%, 11/15/22, Callable 4/15/21 @ 100 (a)	2,250	2,270
Flagship Credit Auto Trust, Series 2016-1, Class C, 6.22%, 6/15/22, Callable 12/15/20 @ 100 (a)	2,410	2,472
GreatAmerica Leasing Receivables Funding LLC, Series 2017-1, Class A4, 2.36%, 1/20/23, Callable 12/20/20 @ 100 (a)	962	963
Hertz Vehicle Financing LP, Series 2019-1A, Class B, 4.10%, 3/25/23 (a)	500	513
Hertz Vehicle Financing LP, Series 2015-1A, Class B, 3.52%, 3/25/21 (a)	1,000	1,002
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 7/20/22 @ 100 (a)	500	500
Hyundai Auto Receivables Trust, Series 2018-A, Class B, 3.14%, 6/17/24, Callable 5/15/22 @ 100	1,000	1,021
Master Credit Card Trust, Series 2017-1A, Class A, 2.26%, 7/21/21 (a)	2,000	1,995
Master Credit Card Trust, Series 2019-2A, Class C, 2.83%, 7/21/21 (a)	500	500

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
NP SPE LLC, Series 2019-2A, Class A1, 2.86%, 11/19/49 (a)	$2,091	$2,087
NP SPE LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (a)	234	237
OSCAR US Funding Trust LLC, Series 2018-1A, Class A3, 3.23%, 5/10/22 (a)	1,500	1,511
OSCAR US Funding Trust LLC, Series 2018-2A, Class A2A, 3.15%, 8/10/21 (a)	650	651
Santander Drive Auto Receivables Trust, Series 2018-5, Class C, 3.81%, 12/16/24, Callable 12/15/21 @ 100	1,000	1,015
Santander Drive Auto Receivables Trust, Series 2018-5, Class B, 3.52%, 12/15/22, Callable 12/15/21 @ 100	958	963
Santander Retail Auto Lease Trust, Series 2017-A, Class A3, 2.22%, 1/20/21, Callable 8/20/20 @ 100 (a)	741	741
SCF Equipment Leasing LLC, Series 2019-1A, Class A1, 3.04%, 3/20/23, Callable 4/20/20 @ 100 (a)	819	821
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 4/20/20 @ 100 (a)	1,000	1,023
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 1/20/20 @ 100 (a)	934	936
Synchrony Credit Card Master Note Trust, Series 2017-1, Class C, 2.56%, 6/15/23	2,000	2,001
Volvo Financial Equipment LLC, Series 2017-1A, Class A3, 1.92%, 3/15/21, Callable 2/15/21 @ 100 (a)	258	258
Total Asset Backed Securities (Cost $42,552)		42,652
Collateralized Mortgage Obligations (11.4%)
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class B, 2.99%(LIBOR01M+125bps), 9/15/32 (a) (b)	1,000	998
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class C, 3.19%(LIBOR01M+145bps), 9/15/32 (a) (b)	1,000	1,001
BBCMS Mortgage Trust, Series 2019-BWAY, Class B, 3.05%(LIBOR01M+131bps), 11/25/34 (a) (b)	1,000	993
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 2.99%(LIBOR01M+125bps), 10/15/36 (a) (b)	1,000	1,001
CIFC Funding Ltd., Series 2012-2RA, Class A1, 2.77%(LIBOR03M+80bps), 1/20/28, Callable 1/20/20 @ 100 (a) (b)	1,000	998
CIFC Funding Ltd., Series 2015-5A, Class A1R, 2.80%(LIBOR03M+86bps), 10/25/27, Callable 1/25/20 @ 100 (a) (b)	2,000	1,997
COMM Mortgage Trust, Series 2019-521F, Class B, 2.84%, 6/15/34 (a) (c)	1,500	1,491
Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.62%, 7/10/38 (c)	310	315
FREMF Mortgage Trust, Series 2010-K6, Class B, 5.40%, 1/25/20 (a) (c)	2,800	2,802
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.49%, 11/25/23 (a) (c)	1,000	1,021
GS Mortgage Securities Trust, Series 2011-GC3, Class X, 0.66%, 3/10/44 (a) (c)	24,610	112
Holmes Master Issuer PLC, Series 2018-1A, Class A2, 2.36%(LIBOR03M+36bps), 10/15/54, Callable 1/15/20 @ 100 (a) (b)	1,314	1,314
Hospitality Mortgage Trust, Series 2019-HIT, Class B, 3.09%, 11/15/36 (a) (c)	1,397	1,393
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XA, 0.75%, 4/15/47 (c) (d)	5,942	126
KNDL Mortgage Trust, Series 2019-KNSQ, Class B, 2.69%, 5/15/36 (a) (c)	1,000	1,000
LSTAR Commercial Mortgage Trust, Series 2017-5, Class A1, 2.42%, 3/10/50 (a)	259	259
Madison Park Funding Ltd., Series 2013-11A, Class AR, 3.09%(LIBOR03M+116bps), 7/23/29, Callable 1/23/20 @ 100 (a) (b)	2,000	2,001

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Amount	Principal Value
Magnetite Ltd., Series 2019-21A, Class A, 3.25%(LIBOR03M+128bps), 4/20/30, Callable 4/20/20 @ 100 (a) (b)	$1,500	$1,500
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 2.44%(LIBOR01M+70bps), 11/15/34 (a) (b)	2,000	1,997
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 3.05%(LIBOR01M+130bps), 12/15/21 (a) (b)	1,154	1,154
Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR, 2.77%(LIBOR03M+80bps), 10/20/26, Callable 1/20/20 @ 100 (a) (b)	1,500	1,497
Palmer Square Loan Funding Ltd., Series 2019-4A, Class A1, 2.84%(LIBOR03M+90bps), 10/24/27, Callable 10/24/20 @ 100 (a) (b)	1,000	1,000
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A1, 2.65%(LIBOR03M+65bps), 7/15/26, Callable 1/15/20 @ 100 (a) (b)	1,005	1,003
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A2, 3.05%(LIBOR03M+105bps), 7/15/26, Callable 1/15/20 @ 100 (a) (b)	500	496
Palmer Square Loan Funding Ltd., Series 2018-5A, Class A1, 2.82%(LIBOR03M+85bps), 1/20/27, Callable 1/20/20 @ 100 (a) (b)	803	802
Sound Point CLO VIII-R Ltd., Series 2015-1RA, Class A, 3.36%(LIBOR03M+136bps), 4/15/30, Callable 4/15/20 @ 100 (a) (b)	1,500	1,500
Sound Point CLO X Ltd., Series 2015-3A, Class AR, 2.86%(LIBOR03M+89bps), 1/20/28, Callable 1/20/20 @ 100 (a) (b)	2,000	1,998
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, 2.89%(LIBOR03M+89bps), 4/15/29, Callable 1/15/20 @ 100 (a) (b)	1,610	1,609
Total Collateralized Mortgage Obligations (Cost $33,176)		33,378
Preferred Stocks (0.3%)
Communication Services (0.3%):
Centaur Funding Corp., cumulative redeemable, 9.08%, 4/21/20 (a)	1,000	1,020
Total Preferred Stock (Cost $1,065)		1,020
Senior Secured Loans (1.2%)
AES Corp., Term Loan B1, 3.66% (LIBOR03M+175bps), 5/24/22, (b)	102	102
Boyd Gaming Corp., Term Loan A1, 3.60% (LIBOR01W+200bps), 9/15/21 (b)	728	725
GLP Capital LP, Term Loan A1, 3.19% (LIBOR01M+150bps), 4/28/21 (b)	2,566	2,559
Total Senior Secured Loans (Cost $3,394)		3,386
Corporate Bonds (40.1%)
Communication Services (1.1%):
AMC Networks, Inc., 4.75%, 12/15/22, Callable 2/13/20 @ 100.79	1,000	1,010
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.56%(LIBOR03M+165bps), 2/1/24, Callable 1/1/24 @ 100 (b)	2,000	2,060
		3,070
Consumer Discretionary (2.8%):
Daimler Finance North America LLC
2.35%(LIBOR03M+45bps), 2/22/21 (a) (b)	1,390	1,391
2.81%(LIBOR03M+90bps), 2/15/22 (a) (b)	1,000	1,008
General Motors Co., 2.69% (LIBOR03M+80bps), 8/7/20 (b)	2,000	2,002

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Newell Brands, Inc., 3.15%, 4/1/21, Callable 3/1/21 @ 100	$1,183	$1,193
Nissan Motor Acceptance Corp. 2.55%, 3/8/21 (a)	1,000	1,003
2.65%(LIBOR03M+69bps), 9/28/22 (a) (b)	500	499
Volkswagen Group of America Finance LLC, 2.79% (LIBOR03M+86bps), 9/24/21 (a) (b)	1,000	1,007
		8,103
Consumer Staples (1.0%):
Kraft Heinz Foods Co., 2.47% (LIBOR03M+57bps), 2/10/21 (b)	1,000	1,001
Smithfield Foods, Inc., 2.65%, 10/3/21, Callable 9/3/21 @ 100 (a)	1,815	1,806
		2,807
Energy (9.0%):
Antero Resources Corp., 5.13%, 12/1/22, Callable 2/13/20 @ 101.28	2,000	1,790
Buckeye Partners LP, 4.15%, 7/1/23, Callable 4/1/23 @ 100	2,000	2,004
Columbia Pipeline Group, Inc., 3.30%, 6/1/20, Callable 5/1/20 @ 100	780	782
DCP Midstream Operating, LP, 3.88%, 3/15/23, Callable 12/15/22 @ 100	2,000	2,053
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	1,000	1,024
Energy Transfer Operating LP, 7.50%, 10/15/20	1,285	1,336
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100	1,000	970
IFM US Colonial Pipeline LLC, 6.45%, 5/1/21 (a)	1,595	1,666
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (a)	1,000	1,027
MPLX LP, 2.99% (LIBOR03M+110bps), 9/9/22, Callable 9/9/20 @ 100 (b)	2,000	2,006
NGPL PipeCo LLC, 4.38%, 8/15/22, Callable 5/15/22 @ 100 (a)	1,370	1,423
Nustar Logistics LP, 4.80%, 9/1/20	2,000	2,026
Occidental Petroleum Corp., 3.36%(LIBOR03M+145bps), 8/15/22, Callable 8/15/20 @ 100 (b)	2,000	2,013
Plains All American Pipeline LP/PAA Finance Corp., 2.85%, 1/31/23, Callable 10/31/22 @ 100	970	978
Rockies Express Pipeline LLC, 5.63%, 4/15/20 (a)	2,000	2,015
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23, Callable 2/13/20 @ 100.88	1,140	1,152
Western Midstream Operating LP, 4.00%, 7/1/22, Callable 4/1/22 @ 100	2,045	2,103
		26,368
Financials (16.4%):
AIG Global Funding, 2.60%(LIBOR03M+65bps), 1/22/21 (a) (b)	467	470
Ally Financial, Inc., 4.63%, 5/19/22	1,000	1,049
Ares Capital Corp., 3.50%, 2/10/23, Callable 1/10/23 @ 100	2,000	2,038
Assurant, Inc., 3.20%(LIBOR03M+125bps), 3/26/21, Callable 1/29/20 @ 100 (b)	500	500
Athene Global Funding, 3.00%, 7/1/22 (a)	1,000	1,018
Bank of America Corp., 2.68%(LIBOR03M+79bps), 3/5/24, Callable 3/5/23 @ 100 (b)	2,000	2,009
BBVA USA, 2.62%(LIBOR03M+73bps), 6/11/21, Callable 5/11/21 @ 100 (b)	825	825
BMW US Capital LLC, 2.53%(LIBOR03M+53bps), 4/14/22 (a) (b)	1,000	1,002
Cantor Fitzgerald LP, 4.88%, 5/1/24, Callable 4/1/24 @ 100 (a)	1,000	1,067
Capital One NA, 2.72%(LIBOR03M+82bps), 8/8/22, Callable 7/8/22 @ 100 (b)	2,800	2,819
Citibank NA, 2.50%(LIBOR03M+60bps), 5/20/22, Callable 5/20/21 @ 100 (b)	1,500	1,505
Citigroup, Inc., 2.63%(LIBOR03M+69bps), 10/27/22, Callable 9/27/22 @ 100 (b)	885	891

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Citizens Bank NA, 2.20%, 5/26/20, Callable 4/26/20 @ 100	$2,000	$2,001
DAE Funding LLC 4.50%, 8/1/22, Callable 2/13/20 @ 102.25 (a)	1,000	1,020
5.75%, 11/15/23, Callable 11/15/20 @ 102.88 (a)	1,000	1,050
Ford Motor Credit Co. LLC 2.33% (LIBOR03M+43bps), 11/2/20 (b)	500	499
2.88% (LIBOR03M+88bps), 10/12/21 (b)	930	923
3.10%, 5/4/23	1,000	998
FS KKR Capital Corp., 4.13%, 2/1/25, Callable 1/1/25 @ 100	1,000	1,015
Hyundai Capital America, 2.75%, 9/18/20 (a)	2,000	2,007
Jackson National Life Global Funding, 2.60%, 12/9/20 (a)	1,350	1,357
JPMorgan Chase & Co., 2.59% (LIBOR03M+68bps), 6/1/21, Callable 6/1/20 @ 100 (b)	2,000	2,004
Main Street Capital Corp. 4.50%, 12/1/22	1,000	1,048
5.20%, 5/1/24	1,000	1,078
Manufactures & Traders Trust Co., 2.55% (LIBOR03M+64bps), 12/1/21, Callable 2/13/20 @ 100 (b)	3,000	3,000
Metropolitan Life Global Funding, 3.45%, 10/9/21 (a)	1,000	1,027
Mobr-04 LLC(LOC — Compass Bank), 2.96%, 9/1/24 (i)	3,350	3,349
Morgan Stanley, 2.45% (LIBOR03M+55bps), 2/10/21, Callable 2/10/20 @ 100 (b)	2,000	2,001
Protective Life Global Funding 2.70%, 11/25/20 (a)	535	538
2.48% (LIBOR03M+52bps), 6/28/21 (a) (b)	1,000	1,005
Regions Bank, 2.48% (LIBOR03M+38bps), 4/1/21, Callable 3/1/21 @ 100 (b)	1,240	1,240
SunTrust Bank, 2.49% (LIBOR03M+59bps), 5/17/22, Callable 4/17/22 @ 100 (b)	1,000	1,002
Synchrony Bank, 2.59% (LIBOR03M+63bps), 3/30/20 (b)	700	701
The Goldman Sachs Group, Inc., 2.71% (LIBOR03M+78bps), 10/31/22, Callable 10/31/21 @ 100 (b)	1,000	1,007
The Huntington National Bank, 2.40%, 4/1/20, Callable 3/1/20 @ 100	740	740
Wells Fargo Bank NA, 2.54% (LIBOR03M+66bps), 9/9/22, Callable 9/9/21 @ 100 (b)	2,000	2,011
		47,814
Health Care (1.5%):
Amgen, Inc., 3.45%, 10/1/20	2,000	2,022
Centene Corp., 4.75%, 5/15/22, Callable 2/13/20 @ 102.38	1,000	1,022
Fresenius US Finance II, Inc., 4.50%, 1/15/23, Callable 10/17/22 @ 100 (a)	1,303	1,372
		4,416
Industrials (4.0%):
American Airlines Pass Through Trust 5.63%, 7/15/22 (a)	1,089	1,101
4.38%, 12/15/25 (a)	1,095	1,125
Arconic, Inc., 5.40%, 4/15/21, Callable 1/15/21 @ 100	1,000	1,030
BAE Systems Holdings, Inc., 2.85%, 12/15/20, Callable 11/15/20 @ 100 (a)	1,000	1,006
Continental Airlines Pass Through Trust, 6.25%, 4/11/20	734	740
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.20%, 7/15/20, Callable 6/15/20 @ 100 (a)	640	643
Ryder System, Inc., 2.50%, 5/11/20, MTN, Callable 4/11/20 @ 100	1,000	1,001

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Spirit Airlines Pass Through Trust, 4.45%, 10/1/25	$1,785	$1,844
United Airlines Pass Through Trust, 4.63%, 3/3/24	911	934
Wabtec Corp., 3.19% (LIBOR03M+105bps), 9/15/21, Callable 1/29/20 @ 100 (b)	2,083	2,083
		11,507
Information Technology (0.3%):
Broadcom, Inc., 3.13%, 4/15/21 (a)	1,000	1,012
Materials (1.0%):
Albemarle Corp., 2.50% (LIBOR03M+105bps), 11/15/22, Callable 11/15/20 @ 100 (a) (b)	636	639
Carpenter Technology Corp., 5.20%, 7/15/21, Callable 4/15/21 @ 100	1,500	1,542
NewMarket Corp., 4.10%, 12/15/22	857	899
		3,080
Real Estate (1.6%):
Lexington Realty Trust, 4.25%, 6/15/23, Callable 3/15/23 @ 100	1,000	1,030
Office Properties Income Trust 3.60%, 2/1/20	2,000	2,001
4.15%, 2/1/22, Callable 12/1/21 @ 100	1,169	1,197
Senior Housing Properties Trust, 6.75%, 4/15/20, Callable 2/13/20 @ 100 (e)	500	501
		4,729
Utilities (1.4%):
Mississippi Power Co., 2.60% (LIBOR03M+65bps), 3/27/20, Callable 2/13/20 @ 100 (b)	1,071	1,068
SCANA Corp., 4.13%, 2/1/22, Callable 11/1/21 @ 100	1,444	1,482
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	1,500	1,509
		4,059
Total Corporate Bonds (Cost $116,407)		116,965
Yankee Dollars (26.5%)
Communication Services (0.6%):
Pearson Funding Four PLC, 3.75%, 5/8/22 (a)	1,622	1,633
Consumer Staples (0.7%):
Hutchison Whampoa International Ltd., 4.63%, 1/13/22 (a)	1,000	1,044
Reckitt Benckiser Treasury Services PLC, 2.49% (LIBOR03M+56bps), 6/24/22 (a) (b)	1,000	1,003
		2,047
Financials (19.0%):
ABN AMRO Bank NV, 2.38% (LIBOR03M+41bps), 1/19/21 (a) (b)	1,000	1,002
ANZ New Zealand International Ltd., 2.94% (LIBOR03M+101bps), 7/28/21 (a) (b)	800	809
Australia & New Zealand Banking Group Ltd., 2.36% (LIBOR03M+46bps), 5/17/21 (b)	1,250	1,255
Banco Santander SA 3.00% (LIBOR03M+109bps), 2/23/23 (b)	1,000	1,006
3.12% (LIBOR03M+112bps), 4/12/23 (b)	1,000	1,007
Barclays PLC, 3.34% (LIBOR03M+143bps), 2/15/23, Callable 2/15/22 @ 100 (b)	1,000	1,009

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BBVA Bancomer SA 7.25%, 4/22/20 (a)	$1,000	$1,014
6.50%, 3/10/21 (a)	2,149	2,243
BNP Paribas SA, 3.50%, 3/1/23 (a)	1,100	1,139
Canadian Imperial Bank of Commerce, 2.22% (LIBOR03M+32bps), 2/2/21 (b)	1,000	1,002
Commonwealth Bank of Australia, 2.72% (LIBOR03M+83bps), 9/6/21 (a) (b)	2,000	2,019
Cooperatieve Rabobank UA, 2.49% (LIBOR03M+48bps), 1/10/23 (b)	2,500	2,500
Credit Agricole SA, 2.96% (LIBOR03M+102bps), 4/24/23 (a) (b)	2,000	2,021
Credit Suisse Group Funding Guernsey Ltd., 4.29% (LIBOR03M+229bps), 4/16/21 (b)	700	717
Deutsche Bank AG, 2.97% (LIBOR03M+97bps), 7/13/20 (b)	3,000	2,998
HSBC Holdings PLC, 2.50% (LIBOR03M+60bps), 5/18/21, Callable 5/18/20 @ 100 (b)	2,000	2,002
ING Bank NV, 2.79% (LIBOR03M+88bps), 8/15/21 (a) (b)	2,000	2,019
Lloyds Bank PLC 3.30%, 5/7/21	1,000	1,018
2.38% (LIBOR03M+49bps), 5/7/21 (b)	525	526
Mitsubishi UFJ Financial Group, Inc., 2.59% (LIBOR03M+65bps), 7/26/21 (b)	1,000	1,005
National Australia Bank Ltd. 2.61% (LIBOR03M+71bps), 11/4/21 (a) (b)	1,000	1,008
2.60% (LIBOR03M+60bps), 4/12/23 (a) (b)	1,000	1,006
Nordea Bank Abp 4.88%, 5/13/21 (a)	450	465
2.85% (LIBOR03M+94bps), 8/30/23 (a) (b)	1,000	997
Park Aerospace Holdings Ltd., 5.25%, 8/15/22, Callable 7/15/22 @ 100 (a)	2,000	2,134
Royal Bank of Canada, 1.88%, 2/5/20	3,000	2,999
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	2,000	2,189
Santander UK PLC, 2.53% (LIBOR03M+62bps), 6/1/21 (b)	2,000	2,007
Skandinaviska Enskilda Banken AB, 2.52% (LIBOR03M+65bps), 12/12/22 (a) (b)	2,000	2,010
Standard Chartered PLC 3.05%, 1/15/21 (a)	1,000	1,009
3.12% (LIBOR03M+115bps), 1/20/23, Callable 1/20/22 @ 100 (a) (b)	2,000	2,013
Sumitomo Mitsui Financial Group, Inc., 2.78% (LIBOR03M+78bps), 7/12/22 (b)	1,000	1,005
Suncorp-Metway Ltd., 2.38%, 11/9/20 (a) (e)	1,000	1,003
Svenska Handelsbanken AB, 3.11% (LIBOR03M+115bps), 3/30/21 (b)	1,500	1,518
Swedbank AB, 2.59% (LIBOR03M+70bps), 3/14/22 (a) (b)	500	500
The Toronto-Dominion Bank, 2.25%, 3/15/21 (a)	2,000	2,010
UBS Group Funding Switzerland AG, 2.86% (LIBOR03M+95bps), 8/15/23, Callable 8/15/22 @ 100 (a) (b)	2,000	2,015
Westpac Banking Corp., 2.75% (LIBOR03M+85bps), 8/19/21 (b)	1,000	1,009
		55,208
Industrials (3.0%):
Aercap Ireland Capital DAC/Aercap Global Aviation Trust 5.00%, 10/1/21	1,000	1,047
4.45%, 12/16/21, Callable 11/16/21 @ 100	1,000	1,041
Air Canada Pass Through Trust, 5.38%, 11/15/22 (a)	2,714	2,783
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	2,000	2,119
CK Hutchison International Ltd., 2.25%, 9/29/20 (a)	2,000	2,000
		8,990

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Materials (1.9%):
Braskem Netherlands Finance BV, 3.50%, 1/10/23 (a)	$1,000	$1,016
Methanex Corp., 5.25%, 3/1/22	1,085	1,138
Syngenta Finance NV, 3.70%, 4/24/20 (a)	2,000	2,006
Teck Resources, Ltd., 4.50%, 1/15/21, Callable 10/15/20 @ 100	1,424	1,444
		5,604
Real Estate (0.3%):
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 4/28/21, Callable 3/29/21 @ 100 (a)	1,000	1,001
Utilities (1.0%):
PPL WEM Ltd./Western Power Distribution Ltd., 5.38%, 5/1/21, Callable 2/1/21 @ 100 (a)	2,582	2,659
Total Yankee Dollars (Cost $76,482)		77,142
Municipal Bonds (2.8%)
Arizona (0.4%):
City of Phoenix Civic Improvement Corp., 2.20%, 7/1/23	1,000	1,002
Michigan (0.3%):
Michigan Finance Authority, 2.14%, 12/1/22	1,000	1,000
New Jersey (0.9%):
Economic Development Authority, 3.80%, 6/15/20	500	503
New Jersey Economic Development Authority 2.61%, 6/15/22	500	501
2.78%, 6/15/23	408	409
Series NNN, 2.88%, 6/15/24	322	323
New Jersey Transportation Trust Fund Authority, 2.55%, 6/15/23	850	854
		2,590
Ohio (0.3%):
American Municipal Power, Inc., 2.22%, 2/15/23	1,000	1,000
Pennsylvania (0.2%):
State Public School Building Authority, 2.62%, 4/1/23	450	450
South Dakota (0.4%):
South Dakota Health & Educational Facilities Authority, 2.18%, 7/1/21	1,000	1,001
Wisconsin (0.3%):
Public Finance Authority(LOC-Citizens Financial Group), 2.75%, 6/1/20, Continuously Callable @100	1,000	1,000
Total Municipal Bonds (Cost $8,030)		8,043
U.S. Treasury Obligations (0.9%)
U.S. Treasury Bills 0.95%, 1/7/20 (f)	500	500
1.32%, 1/21/20 (f)	1,000	999
U.S. Treasury Notes, 2.25%, 4/30/21	1,000	1,009
Total U.S. Treasury Obligations (Cost $2,507)		2,508

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (1.6%)
Caterpillar Financial Services Corp., 1.60%, 1/2/20 (f)	$2,000	$2,000
McCormick & Co., Inc., 1.79%, 1/2/20 (f)	1,600	1,599
Stanley Black & Decker, Inc., 1.79%, 1/6/20 (f)	1,000	1,000
Total Commercial Paper (Cost $4,600)		4,599
Collateral for Securities Loaned (0.0%)^(g)
HSBC U.S. Government Money Market Fund, I Shares, 1.53% (h)	77,970	78
Total Collateral for Securities Loaned (Cost $78)		78
Total Investments (Cost $288,291) — 99.4%		289,771
Other assets in excess of liabilities — 0.6%		1,757
NET ASSETS — 100.00%		$291,528

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of December 31, 2019, the fair value of these securities was $143,238 thousands and amounted to 49.1% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of December 31, 2019.

(c)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at December 31, 2019.

(d)  Interest only security.

(e)  All or a portion of this security is on loan.

(f)  Rate represents the effective yield at December 31, 2019.

(g)  Amount represents less than 0.05% of net assets.

(h)  Rate disclosed is the daily yield on December 31, 2019.

(i)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

bps — Basis points

LIBOR — London InterBank Offered Rate

  LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

  LIBOR01W — 1 Week US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

  LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of December 31, 2019, based on the last reset date of the security

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Ultra Short-Term Bond Fund	Schedule of Portfolio Investments — continued December 31, 2019

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Assets and Liabilities December 31, 2019

(Amounts in Thousands, Except Per Share Amounts)

	USAA Ultra Short-Term Bond Fund
Assets:
Investments, at value (Cost $288,291)	$289,771	(a)
Cash and cash equivalents	83
Receivables:
Interest and dividends	1,659
Capital shares issued	445
Investments sold	8
From Adviser	7
Prepaid expenses	11
Total assets	291,984
Liabilities:
Payables:
Collateral received on loaned securities	78
Distributions payable	19
Capital shares redeemed	151
Accrued expenses and other payables:
Investment advisory fees	59
Administration fees	36
Custodian fees	30
Transfer agent fees	29
Chief Compliance Officer fees	—	(b)
Trustees' fees	2
Other accrued expenses	52
Total liabilities	456
Net Assets:
Capital	292,788
Total distributable earnings/(loss)	(1,260)
Net assets	$291,528
Net Assets
Fund Shares	$275,168
Institutional Shares	9,842
R6 Shares	6,518
Total	$291,528
Shares (unlimited number of shares authorized with no par value):
Fund Shares	27,381
Institutional Shares	979
R6 Shares	650
Total	29,010
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.05
Institutional Shares	10.05
R6 Shares	10.05

(a)  Includes $75 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Operations For the Year Ended December 31, 2019

(Amounts in Thousands)

USAA Ultra Short-Term Bond Fund
Investment Income:
Dividends	$133
Interest	9,702
Securities lending (net of fees)	3
Foreign tax withholding	(3)
Total Income	9,835
Expenses:
Investment advisory fees	715
Administration fees — Fund Shares	420
Administration fees — Institutional Shares	12
Administration fees — R6 Shares	3
Sub-Administration fees	10
Professional fees	1
Custodian fees	89
Transfer agent fees — Fund Shares	284
Transfer agent fees — Institutional Shares	12
Transfer agent fees — R6 Shares	1
Trustees' fees	41
Compliance fees	1
Legal and audit fees	102
State registration and filing fees	64
Other expenses	100
Total Expenses	1,855
Expenses waived/reimbursed by Adviser	(27)
Expenses waived/reimbursed by AMCO	(24)
Net Expenses	1,804
Net Investment Income (Loss)	8,031
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from securities transactions	1,015
Net change in unrealized appreciation/depreciation on securities transactions	3,778
Net realized/unrealized gains (losses) on investments	4,793
Change in net assets resulting from operations	$12,824

See notes to financial statements.

21

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
From Investments:
Operations:
Net investment income (loss)	$8,031	$6,839
Net realized gains (losses) from investments	1,015	72
Net change in unrealized appreciation/depreciation on investments	3,778	(2,666)
Change in net assets resulting from operations	12,824	4,245
Distributions to Shareholders:
Fund Shares	(7,510)	(6,578)
Institutional Shares	(341)	(141)
R6 Shares	(153)	(120)
Change in net assets resulting from distributions to shareholders	(8,004)	(6,839)
Change in net assets resulting from capital transactions	(10,474)	(42,872)
Change in net assets	(5,654)	(45,466)
Net Assets:
Beginning of period	297,182	342,648
End of period	$291,528	$297,182
Capital Transactions:
Fund Shares
Proceeds from shares issued	$83,733	$104,043
Distributions reinvested	7,296	6,397
Cost of shares redeemed	(104,187)	(154,616)
Total Fund Shares	$(13,158)	$(44,176)
Institutional Shares
Proceeds from shares issued	$15,518	$10,468
Distributions reinvested	334	129
Cost of shares redeemed	(14,624)	(9,223)
Total Institutional Shares	$1,228	$1,374
R6 Shares
Proceeds from shares issued	$2,228	$13
Distributions reinvested	8	1
Cost of shares redeemed	(780)	(84)
Total R6 Shares	$1,456	$(70)
Change in net assets resulting from capital transactions	$(10,474)	$(42,872)

(continues on next page)

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Ultra Short-Term Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Fund Shares
Issued	8,379	10,484
Reinvested	729	644
Redeemed	(10,424)	(15,577)
Total Fund Shares	(1,316)	(4,449)
Institutional Shares
Issued	1,554	1,055
Reinvested	33	14
Redeemed	(1,461)	(929)
Total Institutional Shares	126	140
R6 Shares
Issued	223	1
Reinvested	1	— (a)
Redeemed	(78)	(8)
Total R6 Shares	146	(7)
Change in Shares	(1,044)	(4,316)

(a)  Amount is less than 500 shares.

See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities					Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains from Investments
USAA Ultra Short-Term Bond Fund
Fund Shares
Year Ended December 31, 2019	$9.89	0.27	(d)	0.16	0.43		(0.27)	—
Year Ended December 31, 2018	$9.97	0.22		(0.08)	0.14		(0.22)	—
Year Ended December 31, 2017	$9.98	0.16		(0.01)	0.15		(0.16)	—
Year Ended December 31, 2016	$9.94	0.13		0.04	0.17		(0.13)	—	(f)
Year Ended December 31, 2015	$10.07	0.13		(0.13)	—	(f)	(0.13)	—	(f)
Institutional Shares
Year Ended December 31, 2019	$9.89	0.27	(d)	0.16	0.43		(0.27)	—
Year Ended December 31, 2018	$9.97	0.22		(0.08)	0.14		(0.22)	—
Year Ended December 31, 2017	$9.98	0.15		(0.01)	0.14		(0.15)	—
Year Ended December 31, 2016	$9.94	0.13		0.04	0.17		(0.13)	—	(f)
Year Ended December 31, 2015	$10.07	0.13		(0.13)	—	(f)	(0.13)	—	(f)
R6 Shares
Year Ended December 31, 2019	$9.88	0.29	(d)	0.17	0.46		(0.29)	—
Year Ended December 31, 2018	$9.97	0.24		(0.09)	0.15		(0.24)	—
March 1, 2017 (h) through December 31, 2017	$9.98	0.15		(0.01)	0.14		(0.15)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two-year period beginning July 1, 2019, and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Ultra Short-Term Bond Fund
Fund Shares
Year Ended December 31, 2019	(0.27)	$10.05	4.37%	0.61%		2.69%	0.61%	$275,168	59%
Year Ended December 31, 2018	(0.22)	$9.89	1.40%	0.60%		2.19%	0.60%	$283,769	48%
Year Ended December 31, 2017	(0.16)	$9.97	1.51%	0.58%		1.60%	0.58%	$330,442	58	%(e)
Year Ended December 31, 2016	(0.13)	$9.98	1.73%	0.61%		1.30%	0.61%	$372,155	28%
Year Ended December 31, 2015	(0.13)	$9.94	0.01%	0.59%		1.28%	0.59%	$426,994	20%
Institutional Shares
Year Ended December 31, 2019	(0.27)	$10.05	4.43%	0.55%		2.75%	0.64%	$9,842	59%
Year Ended December 31, 2018	(0.22)	$9.89	1.45%	0.55%		2.25%	0.77%	$8,433	48%
Year Ended December 31, 2017	(0.15)	$9.97	1.44%	0.64	%(g)	1.51%	0.75%	$7,115	58	%(e)
Year Ended December 31, 2016	(0.13)	$9.98	1.69%	0.66%		1.25%	0.66%	$18,710	28%
Year Ended December 31, 2015	(0.13)	$9.94	0.04%	0.57%		1.32%	0.57%	$22,454	20%
R6 Shares
Year Ended December 31, 2019	(0.29)	$10.05	4.70%	0.39%		2.92%	0.80%	$6,518	59%
Year Ended December 31, 2018	(0.24)	$9.88	1.51%	0.39%		2.41%	0.69%	$4,980	48%
March 1, 2017 (h) through December 31, 2017	(0.15)	$9.97	1.42%	0.39%		1.81%	1.05%	$5,091	58	%(e)

(e)  Reflects increased trading activity due to large shareholder outflows.

(f)  Amount is less than $0.005.

(g)  Effective May 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.55% of the Institutional Shares' average daily net assets.

(h)  Commencement of operations.

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements December 31, 2019

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Ultra Short-Term Bond Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

On November 6, 2018, United Services Automobile Association ("USAA"), the parent company of USAA Asset Management Company ("AMCO"), the investment adviser to the Fund, and USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services ("SAS"), the transfer agent to the Fund, announced that AMCO and SAS would be acquired by Victory Capital Holdings Inc., a global investment management firm headquartered in Cleveland, Ohio (the "Transaction"). The Transaction closed on July 1, 2019. A special shareholder meeting was held on April 18, 2019, at which shareholders of the Fund approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Victory Capital Management Inc. ("VCM" or "Adviser"). Effective July 1, 2019, VCM replaced AMCO as the investment adviser to the Fund and Victory Capital Transfer Agency Company replaced SAS as the Fund's transfer agent. In addition, effective on that same date, shareholders of the Fund also elected the following two new directors to the Board of the Trust to serve upon the closing of the Transaction: (1) David C. Brown, to serve as an Interested Trustee; and (2) John C. Walters, to serve as an Independent Trustee.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Trust's Board of Trustees (the "Board") has established the Pricing and Liquidity Committee (the "Committee") and, subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or the over-the-counter markets, are valued at the last sales price or official closing price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations typically are categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations typically are categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations typically are categorized as Level 2 in the fair value hierarchy.

Effective July 1, 2019 the valuation methodology applied to certain debt securities changed. Securities that were previously valued at an evaluated mean are now valued at the evaluated bid or the last sales price.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations typically are categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value ("NAV") to be more reliable than it otherwise would be.

A summary of the valuations as of December 31, 2019, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$42,652	$—	$42,652
Collateralized Mortgage Obligations	—	33,378	—	33,378
Preferred Stocks	—	1,020	—	1,020
Senior Secured Loans	—	3,386	—	3,386
Corporate Bonds	—	116,965	—	116,965
Yankee Dollars	—	77,142	—	77,142
Municipal Bonds	—	8,035	—	8,035
U.S. Treasury Obligations	—	2,508	—	2,508
Commercial Paper	—	4,599	—	4,599
Collateral for Securities Loaned	78	—	—	78
Total	$78	$289,685	$—	$289,763

For the year ended December 31, 2019, there were no transfers in or out of the Level 3 fair value hierarchy.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statement of Assets and Liabilities and the segregated assets are identified in the Schedule of Portfolio Investments.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed in the Fund's Schedule of Portfolio Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of December 31, 2019:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$75	$—	$78

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of December 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2019, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$2,004	$1,561	$—

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended December 31, 2019 were as follows for the Fund (amounts in thousands):

Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
$175,279	$170,332	$1,009	$—

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory and Management Fees:

Effective with the Transaction on July 1, 2019, investment advisory services are provided to the Fund by the Adviser, a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of average daily net assets. The amount incurred and paid to VCM from July 1, 2019 through December 31, 2019, was $358 thousand and is reflected on the Statement of Operations as Investment Advisory fees.

Prior to the Transaction on July 1, 2019, AMCO provided investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, AMCO was responsible for managing the business and affairs of the Fund, and for directly managing day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The investment management fee for the Fund was comprised of a base fee and a performance adjustment. The Fund's base fee was accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets.

Effective with the Transaction on July 1, 2019, no performance adjustments will be made for periods beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter will be utilized in calculating future performance adjustments.

Prior to the Transaction on July 1, 2019, the performance adjustment for each share class was calculated monthly by comparing the Fund's performance to that of the Lipper Ultra Short Obligations Funds Index. The Lipper Ultra Short Obligations Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of their assets in investment grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period January 1, 2019 through June 30, 2019, performance adjustments for Fund Shares, Institutional Shares, and R6 Shares were $55, $1, and $1 thousand, respectively. Base fees incurred and paid to AMCO from January 1, 2019 through June 30, 2019 were $357 thousand and are reflected on the Statement of Operations as Investment Advisory fees.

Effective with the Transaction on July 1, 2019, the Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Prior to that date, the Trust relied on a similar exemptive order granted by the SEC to the Trust and its affiliated persons. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended December 31, 2019, the Fund had no subadvisers.

Administration and Servicing Fees:

Effective with the Transaction on July 1, 2019, VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets for the Fund Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred from July 1, 2019 through December 31, 2019, were $209, $6, and $2 thousand for Fund Shares, Institutional Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

Prior to the Transaction on July 1, 2019, AMCO provided certain administration and servicing functions for the Fund. For such services, AMCO received a fee accrued daily and paid monthly at an annualized rate of 0.15% of average daily net assets for the Fund Shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares, respectively. Amounts incurred from January 1, 2019 through June 30, 2019, were $211, $6 and $1 thousand for Fund Shares, Institutional Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Administration fees.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Effective with the Transaction on July 1, 2019, the Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. The amount incurred during the period from July 1, 2019 to December 31, 2019 is reflected on the Statement of Operations as Compliance fees.

Effective with the Transaction on July 1, 2019, Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund under the Fund Administration, Servicing, and Accounting Agreement.

In addition to the services provided under its Administration and Servicing Agreement with the Fund, AMCO also provided certain compliance and legal services for the benefit of the Fund prior to the Transaction on July 1, 2019. The Board approved the reimbursement of a portion of these expenses incurred by AMCO.

Transfer Agency Fees:

Effective with the Transaction on July 1, 2019, Victory Capital Transfer Agency, Inc. ("VCTA"), (formerly, USAA Shareholder Account Services ("SAS")), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.01% of average daily net assets, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA from July 1, 2019 through December 31, 2019 were $213, $6, and $1 thousand for Fund Shares, Institutional Shares, and R6 Shares, respectively. Amounts incurred and paid to SAS from January 1, 2019 through June 30, 2019 were $71, $6 thousand, and less than $500 for Fund Shares, Institutional Shares, and R6 Shares, respectively. These amounts are reflected on the Statement of Operations as Transfer Agent fees.

Effective with the Transaction on July 1, 2019, FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Effective with the Transaction on July 1, 2019, Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Prior to the Transaction on July 1, 2019, USAA Investment Management Company provided exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis.

Other Fees:

Prior to the Transaction on July 1, 2019, State Street Bank and Trust Company served as the Fund's accounting agent and custodian.

Effective August 5, 2019, Citibank, N.A., serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Effective with the Transaction on July 1, 2019, the Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. Effective July 1, 2019 through December 31, 2019, the expense limits (excluding voluntary waivers) were 0.60%, 0.55%, and 0.39% for Fund Shares, Institutional Shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of December 31, 2019, the following amounts are available to be repaid to the Adviser (amounts in thousands). The amount repaid to the Adviser during the year ended December 31, 2019 is reflected on the Statement of Operations as "Expenses waived/reimbursed by Adviser."

Expires 12/31/2022
$27

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended December 31, 2019.

Prior to the Transaction on July 1, 2019, AMCO agreed, through April 30, 2020, to limit the total annual operating expenses of the Institutional Shares and R6 Shares to 0.55% and 0.39%, respectively, of average daily net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and R6 Share for all expenses in excess of those amounts. Effective with the Transaction on July 1, 2019, these expense limits are no longer in effect. For the period from January 1, 2019 through June 30, 2019, the Fund incurred reimbursements of $24 thousand. This amount is reflected on the Statement of Operations as "Expenses waived/reimbursed by AMCO."

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

The Fund is subject to legislative risk, which is the risk that changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and that such policies could have an adverse impact on the value of the Fund's investments and the Fund's net asset value.

6. Borrowing and Interfund Lending:

Line of Credit:

Effective with the Transaction on July 1, 2019, the Victory Funds Complex participates in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Funds Complex could borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund, another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. Citibank receives an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Interest charged to the Fund during the period is presented on the Statement of Operations under line of credit fees.

Prior to the Transaction on July 1, 2019, the line of credit among the Trust, with respect to its funds, and USAA Capital Corporation ("CAPCO") terminated. For the period from January 1, 2019 to June 30, 2019, the Fund paid CAPCO facility fees of $1 thousand.

The Fund had no borrowings under either agreement with Citibank or CAPCO during the year ended December 31, 2019.

Interfund Lending:

Effective with the Transaction on July 1, 2019, the Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Fund Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund during the period is presented on the Statement of Operations under Interest expense on Interfund lending. As a Lender, interest earned by the Fund during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the period from July 1, 2019 through December 31, 2019.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued December 31, 2019

Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of December 31, 2019 on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended December 31, 2019
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$7,285	$—	$7,285	$7,285
Year Ended December 31, 2018
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
$6,839	$—	$6,839	$6,839

As of the tax year ended December 31, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$749	$—	$(722)	$27	$(2,767)	$1,480	$(1,260)

For the tax year ended December 31, 2019, the Fund utilized capital loss carryforwards of $1,015 thousand, to offset capital gains. At December 31, 2019, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$2,069	$698	$2,767

As of December 31, 2019, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$288,291	$1,883	$(403)	$1,480

8. Recent Accounting Prounouncements

In March 2017, the FASB issued ASU 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security's contractual life to the earliest call date. ASU 2017-08 became effective for funds with fiscal years beginning after December 15, 2018. The Adviser has determined the adoption of this standard has no significant impact on the financial statements and reporting disclosures of the Fund.
35

USAA Mutual Funds Trust	Supplemental Information December 31, 2019

  (Unaudited)

Expense Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/19	Actual Ending Account Value 12/31/19	Hypothetical Ending Account Value 12/31/19	Actual Expenses Paid During Period 7/1/19- 12/31/19*	Hypothetical Expenses Paid During Period 7/1/19- 12/31/19*	Annualized Expense Ratio During Period 7/1/19- 12/31/19
Fund Shares	$1,000.00	$1,016.60	$1,022.23	$3.00	$3.01	0.59%
Institutional Shares	1,000.00	1,015.80	1,022.43	2.79	2.80	0.55%
R6 Shares	1,000.00	1,017.70	1,023.24	1.98	1.99	0.39%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Prior to the implementation of Form N-PORT, the trust filed a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-PORT and Forms N-Q are available on the SEC's website at www.sec.gov.

36

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Direcotr; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014	Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books.
			Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)	None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012	Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, IMCO (September 2009-April 2014); President, AMCO (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011) Director of USAA Investment Management Company (IMCO) (since 2009); Chairman of Board of IMCO (since 2013); Director of USAA Asset Management Company (AMCO), (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS)(October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013);
			Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	None

**  Mr. McNamara and Mr. Brown are "Interested Persons" by reason of their relationships with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued December 31, 2019

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Truest (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

15935 La Cantera Pkwy
Building Two
San Antonio, Texas 78256

Visit our website at:	Call
usaa.com	(800) 235-8396

94420-0220

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (“Sarbanes Code”) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2019	2018
(a) Audit Fees (1)	$286,000	$387,090
(b) Audit-Related Fees (2)	—	—
(c) Tax Fees (3)	11,320	18,122
(d) All Other Fees (4)	—	—

(1)   Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)   For the fiscal years ended December 31, 2019 and December 31, 2018, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3)   Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4)   For the fiscal years ended December 31, 2019 and December 31, 2018, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee’s preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2019	$11,320	$209,512
2018	$18,122	$150,993

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2019 and 2018 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	USAA Mutual Fund Trust

By (Signature and Title)*	/s/ James K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	March 4, 2020

By (Signature and Title)*	/s/ James, K. De Vries
James K. De Vries, Principal Financial Officer

Date	March 4, 2020